                                                                   Exhibit 10.1

            -------------------------------------------------------

                             NEENAH FOUNDRY COMPANY
                                       AND
                   THE SUBSIDIARIES OF NEENAH FOUNDRY COMPANY
                    IDENTIFIED ON THE SIGNATURE PAGES HERETO,
                                  AS BORROWERS

            -------------------------------------------------------

                           LOAN AND SECURITY AGREEMENT

                           Dated as of October 8, 2003

                                   $92,085,000

            -------------------------------------------------------

                           FLEET CAPITAL CORPORATION,
                INDIVIDUALLY AND AS AGENT FOR ANY LENDER WHICH IS
                           OR BECOMES A PARTY HERETO,

                             FLEET SECURITIES, INC.,
                                  AS ARRANGER,

                    CONGRESS FINANCIAL CORPORATION (CENTRAL),
                     INDIVIDUALLY AND AS SYNDICATION AGENT,

                      GENERAL ELECTRIC CAPITAL CORPORATION,
                  INDIVIDUALLY AND AS DOCUMENTATION AGENT, AND

                THE ADDITIONAL LENDERS NOW AND FROM TIME TO TIME
                                  PARTY HERETO

            -------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                  PAGE
SECTION 1. CREDIT FACILITY......................................................    1
         1.1      Loans.........................................................    1
         1.2      Letters of Credit; LC Guaranties..............................    4
         1.3      Term Loan.....................................................    5
         1.4      Borrowing Agent...............................................    6

SECTION 2. INTEREST, FEES AND CHARGES...........................................    6
         2.1      Interest......................................................    6
         2.2      Computation of Interest and Fees..............................    7
         2.3      Fee Letter....................................................    7
         2.4      Letter of Credit and LC Guaranty Fees.........................    7
         2.5      Unused Line Fee...............................................    8
         2.6      Prepayment Fee................................................    8
         2.7      Audit Fees....................................................    9
         2.8      Reimbursement of Expenses.....................................    9
         2.9      Bank Charges..................................................   10
         2.10     Collateral Protection Expenses; Appraisals....................   10
         2.11     Payment of Charges............................................   11
         2.12     No Deductions.................................................   11
         2.13     Joint and Several Obligations.................................   12

SECTION 3. LOAN ADMINISTRATION..................................................   13
         3.1      Manner of Borrowing Revolving Credit Loans/LIBOR Option.......   13
         3.2      Payments......................................................   17
         3.3      Mandatory and Optional Prepayments............................   19
         3.4      Application of Payments and Collections.......................   22
         3.5      All Loans to Constitute One Obligation........................   23
         3.6      Loan Account..................................................   23
         3.7      Statements of Account.........................................   23
         3.8      Increased Costs...............................................   24
         3.9      Basis for Determining Interest Rate Inadequate................   25
         3.10     Sharing of Payments...........................................   25
         3.11     Optional Prepayment/Replacement of Lenders....................   26

SECTION 4. TERM AND TERMINATION.................................................   26
         4.1      Term of Agreement.............................................   26
         4.2      Termination...................................................   27

SECTION 5. SECURITY INTERESTS...................................................   28
         5.1      Security Interest in Collateral...............................   28
         5.2      Other Collateral..............................................   29
         5.3      Lien Perfection; Further Assurances...........................   30
         5.4      Lien on Realty................................................   30

SECTION 6. COLLATERAL ADMINISTRATION..................................................   31
         6.1      General.............................................................   31
         6.2      Administration of Accounts..........................................   32
         6.3      Administration of Inventory.........................................   34
         6.4      Administration of Equipment.........................................   34
         6.5      Payment of Charges..................................................   35

SECTION 7. REPRESENTATIONS AND WARRANTIES.............................................   35
         7.1      General Representations and Warranties..............................   35
         7.2      Continuous Nature of Representations and Warranties.................   42
         7.3      Survival of Representations and Warranties..........................   42

SECTION 8. COVENANTS AND CONTINUING AGREEMENTS........................................   43
         8.1      Affirmative Covenants...............................................   43
         8.2      Negative Covenants..................................................   47
         8.3      Specific Financial Covenants........................................   57

SECTION 9. CONDITIONS PRECEDENT.......................................................   57
         9.1      Conditions Precedent to Initial Loans and Other Initial Credit
                    Accommodations....................................................   57
         9.2      Conditions Precedent to all Loans and other Credit Accommodations...   59

SECTION 10. EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT.........................   59
         10.1     Events of Default...................................................   59
         10.2     Acceleration of the Obligations.....................................   63
         10.3     Other Remedies......................................................   63
         10.4     Set Off and Sharing of Payments.....................................   64
         10.5     Remedies Cumulative~ No Waiver......................................   65

SECTION 11. THE AGENT.................................................................   65
         11.1     Authorization and Action............................................   65
         11.2     Agent's Reliance, Etc...............................................   66
         11.3     Fleet and Affiliates................................................   67
         11.4     Lender Credit Decision..............................................   67
         11.5     Indemnification.....................................................   67
         11.6     Rights and Remedies to be Exercised by Agent Only...................   68
         11.7     Agency Provisions Relating to Collateral............................   68
         11.8     Agent's Right to Purchase Commitments...............................   69
         11.9     Right of Sale.......................................................   69
         11.10    [Intentionally Omitted].............................................   71
         11.11    Resignation of Agent: Appointment of Successor......................   71
         11.12    Audit and Examination Reports; Disclaimer by Lenders................   71
         11.13    Syndication Agent, Documentation Agent and Arranger.................   72
         11.14    Real Property Collateral............................................   72

SECTION 12. MISCELLANEOUS.............................................................   73
         12.1     Power of Attorney...................................................   73

12.2     Indemnity...........................................................   74
12.3     Amendments..........................................................   75
12.4     Sale of Interest....................................................   76
12.5     Severability........................................................   76
12.6     Successors and Assigns..............................................   76
12.7     Cumulative Effect; Conflict of Terms................................   76
12.8     Execution in Counterparts...........................................   76
12.9     Notice..............................................................   76
12.10    Consent ............................................................   77
12.11    Credit Inquiries....................................................   77
12.12    Time of Essence.....................................................   78
12.13    Entire Agreement....................................................   78
12.14    Interpretation......................................................   78
12.15    Confidentiality.....................................................   78
12.16    GOVERNING LAW: CONSENT TO FORUM.....................................   79
12.17    WAIVERS ............................................................   80
12.18    Advertisement.......................................................   80
12.19    Non-Applicability of Exculpation Provisions in Confirmation Order...   80

                           LOAN AND SECURITY AGREEMENT

                  THIS LOAN AND SECURITY AGREEMENT is made as of this 8th day of October, 2003, by and among FLEET CAPITAL CORPORATION ("Fleet"), a Rhode Island corporation with an office at One South Wacker Drive, Suite 1400, Chicago, Illinois 60606, individually as a Lender and as Agent ("Agent") for itself and the other Lenders, each other financial institution which is or becomes a party hereto and any registered assigns of any such Person (each such financial institution, including Fleet, is referred to hereinafter individually as a "Lender" and collectively as the "Lenders"), CONGRESS FINANCIAL CORPORATION (CENTRAL), individually as a Lender and as Syndication Agent for Lenders, GENERAL ELECTRIC CAPITAL CORPORATION, individually as a Lender and as Documentation Agent for Lenders, FLEET SECURITIES, INC., as arranger ("Arranger"), and each of NEENAH FOUNDRY COMPANY, a Wisconsin corporation with its chief executive office and principal place of business at 2121 Brooks Avenue, Neenah, Wisconsin 54956 ("Neenah") and EACH SUBSIDIARY OF NEENAH THAT IS IDENTIFIED ON THE SIGNATURE PAGES HERETO AS A BORROWER; Neenah and each such Subsidiary are hereafter referred to collectively, as "Borrowers" and individually, as "Borrower". Capitalized terms used in this Agreement have the meanings assigned to them in Appendix A, General Definitions. Accounting terms not otherwise specifically defined herein shall be construed in accordance with GAAP consistently applied.

                           SECTION 1. CREDIT FACILITY

                  Subject to the terms and conditions of, and in reliance upon the representations and warranties made in, this Agreement and the other Loan Documents, Lenders agree to make available to Borrowers a Total Credit Facility of up to $92,085,000 upon a Borrower's request therefor, as follows:

                  1.1 Loans.

                  1.1.1 Revolving Credit Loans.

                  Subject to the terms and conditions hereof, each Lender agrees, severally and not jointly, to make Revolving Credit Loans to Borrowers from time to time during the period from the date hereof to but not including the last day of the Term, as requested by Borrowers in the manner set forth in Section 1.4 and subsection 3.1.1 hereof, up to a maximum principal amount at any time outstanding equal to the lesser of (i) such Lender's Revolving Loan Commitment minus the product of such Lender's Revolving Loan Percentage and the LC Amount minus the product of such Lender's Revolving Loan Percentage and Reserves, if any and (ii) the product of (A) such Lender's Revolving Loan Percentage and
         (B) an amount equal to the Borrowing Base at such time minus the LC Amount minus Reserves, if any. Subject to the third to last sentence of this subsection 1.1.1, Agent shall have the right to establish Reserves, including without limitation or duplication with respect to
         (i) price adjustments, damages, unearned discounts, returned products or other matters for which a Borrower issues credit memoranda in the ordinary course of such Borrower's business; (ii) potential dilution related to Accounts; (iii) shrinkage, spoilage and obsolescence of Inventory; (iv) slow moving Inventory; (v) other sums due and payable within ninety (90) days and chargeable (but not yet charged) against a Borrower's Loan Account as Revolving Credit

         Loans under any section of this Agreement; (vi) amounts owing by a Borrower to any Person to the extent secured by a Lien on, or trust over, any Property of a Borrower (excluding Liens permitted under subsection 8.2.5(iv) or subsection 8.2.5(ix); (vii) amounts owing by a Borrower to Bank, Agent or any Affiliate of Bank or Agent in connection with Product Obligations; (viii) the Rebuild Reserve, (ix) Inventory that consists of coke, sand or grinding wheels or that consists of Inventory in transit; (x) the real Property, fixed assets and Inventory of Mercer located on or at Mercer's facility located at 200 Brown Street in Mercer, Pennsylvania, but only if Borrowers have failed to procure within 90 days of the date of this Agreement flood insurance in respect of such facility in Mercer, Pennsylvania that is in an amount of at least $2,500,000, has a deductible that does not exceed $500,000, and is otherwise reasonably satisfactory to Agent, (xi) any Rent Reserves and (xii) such other specific events, conditions or contingencies as to which Agent, in its reasonable credit judgment exercised in good faith, determines Reserves should be established from time to time hereunder. In addition to the foregoing Reserves, commencing on the first day of the second fiscal quarter after the fiscal quarter during which the MACT Deadline has been established, Agent shall establish a Reserve that accretes in no more than eight equal, successive quarterly installments on the first day of each fiscal quarter to a total that is the MACT Reserve Amount (which installments shall be scheduled such that the last installment occurs on a date that is at least six months prior to the MACT Deadline); provided, that the amount of the Reserve established pursuant to this sentence shall be reduced on a dollar-for-dollar basis by the amount of MACT Capital Expenditures actually made by Borrowers (as evidenced by written documentation that is reasonably acceptable to Agent). Notwithstanding anything contained in this Agreement to the contrary,
         (a) except with respect to the Reserve provided for in the immediately preceding sentence and in clauses (v), (vii), (viii), (ix) and (x) in the second sentence of this subsection 1.1.1, so long as no Event of Default is in existence Agent shall only establish Reserves based on demonstrable changes in the underlying assets and liabilities of Borrowers and Borrowers' Subsidiaries (including, without limitation, a contingent liability of a Borrower or a Subsidiary of a Borrower having become an actual liability of such Borrower or such Subsidiary) that Agent determines is necessary in its reasonable credit judgment and (b) Agent shall not establish any Reserves in respect of any matters relating to any items of Collateral that have been taken into account in determining Eligible Inventory or Eligible Accounts, as applicable. Agent agrees that it shall provide Borrowers with reasonably prompt notice of the establishment of a Reserve. The Revolving Credit Loans shall be repayable in accordance with the terms of the Revolving Notes and shall be secured by all of the Collateral.

                  1.1.2 Overadvances.

                  Insofar as a Borrower may request and Agent or all Lenders (as provided below) may be willing in their sole and absolute discretion to make Revolving Credit Loans to such a Borrower at a time when the unpaid balance of Revolving Credit Loans plus the sum of the LC Amount plus the amount of LC Obligations that have not been reimbursed by Borrowers or funded with a Revolving Credit Loan, plus reserves, exceeds, or would exceed with the making of any such Revolving Credit Loan, the Borrowing Base (such Loan or Loans being herein referred to individually as an "Overadvance" and collectively, as "Overadvances"), Agent shall enter such Overadvances as debits in the Loan Account. All Overadvances shall be repaid on demand, shall be secured by the Collateral and shall bear interest as provided in this Agreement for Revolving Credit Loans generally. Any Overadvance made pursuant to the terms hereof shall be made by all Lenders ratably in accordance with their respective Revolving Loan Percentages. Overadvances in the aggregate amount of $1,000,000 or less may, unless a Default or Event of Default has occurred and is continuing (other than a Default or Event of Default caused by the existence or making of such Overadvance), be made in the sole and absolute discretion of Agent. Overadvances in an aggregate amount of more than $1,000,000 and Overadvances to be made after the occurrence and during the continuation of a Default or an Event of Default (other than a Default or Event of Default caused by the existence or making of such Overadvance) shall require the consent of all Lenders. The foregoing notwithstanding, in no event, unless otherwise consented to by all Lenders, (w) shall any Overadvances be outstanding for more than sixty (60) consecutive days, (x) after all outstanding Overadvances have been repaid, shall Agent or Lenders make any additional Overadvances unless sixty (60) days or more have expired since the last date on which any Overadvances were outstanding, (y) shall Overadvances be outstanding on more than ninety (90) days within any one hundred eighty day (180) period or (z) shall Agent make Revolving Credit Loans on behalf of Lenders under this subsection 1.1.2 to the extent such Revolving Credit Loans would cause a Lender's share of the Revolving Credit Loans to exceed such Lender's Revolving Loan Commitment minus such Lender's Revolving Loan Percentage of the LC Amount.

                  1.1.3 Use of Proceeds.

                  The Revolving Credit Loans shall be used solely for (i) the satisfaction of existing Indebtedness of Chapter 11 Debtors in connection with the Plan of Reorganization and the Confirmation (including the payment of an aggregate of $30,000,000 in cash on the 11 1/8% Series A, B, D and F Senior Subordinated Notes due 2007 of Neenah Foundry Company, Chapter 11 Debtor-in-Possession, in connection with the satisfaction in full of such Senior Subordinated Notes), (ii) the payment of fees and expenses associated with the transactions contemplated hereby, including the transactions provided for under the Plan of Reorganization, (iii) Borrowers' general operating capital needs (including Capital Expenditures permitted hereunder) in a manner consistent with the provisions of this Agreement and all applicable laws, (iv) to fund Permitted Acquisitions, (v) repayments or prepayments of principal amounts owing under the Subordinated Bond Documents that are permitted to be made under subsection 8.2.6(i) and
         (vi) other purposes permitted under this Agreement.

                  1.1.4 Swingline Loans.


                  Subject to the terms and conditions hereof, in order to reduce the frequency of transfers of funds from Lenders to Agent for making Revolving Credit Loans, Agent shall be permitted (but not required) to make Revolving Credit Loans to Borrowers upon request by Borrowers (such Revolving Credit Loans to be designated as "Swingline Loans") provided that the aggregate amount of Swingline Loans outstanding at any time will not (i) exceed $5,000,000; (ii) when added to the principal amount of Agent's other Revolving Credit Loans then outstanding plus Agent's Revolving Loan Percentage of the LC Amount, exceed Agent's Revolving Credit Commitment; or (iii) when added to the principal amount of all other Revolving Credit Loans then outstanding plus the LC Amount, exceed the Borrowing Base. Within the foregoing limits, each Borrower may borrow, repay and reborrow Swingline Loans. All Swingline Loans shall be treated as Revolving Credit Loans for purposes of this

         Agreement, except that (a) all Swingline Loans shall be Base Rate Revolving Portions and (b) notwithstanding anything herein to the contrary (other than as set forth in the next succeeding sentence), all principal and interest paid with respect to Swingline Loans shall be for the sole account of Agent in its capacity as the lender of Swingline Loans. Notwithstanding the foregoing, not more than 2 Business Days after (1) Lenders receive notice from Agent that a Swingline Loan has been advanced in respect of a drawing under a Letter of Credit or LC Guaranty or (2) in any other circumstance, demand is made by Agent during the continuance of an Event of Default, each Lender shall irrevocably and unconditionally purchase and receive from Agent, without recourse or warranty from Agent, an undivided interest and participation in each Swingline Loan to the extent of such Lender's Revolving Loan Percentage thereof, by paying to Agent, in same day funds, an amount equal to such Lender's Revolving Loan Percentage of such Swingline Loan. Swingline Loans will be settled between the Agent and the Lenders in the manner set forth in subsection 3.1.3.

                  1.1.5 Agent Loans.

                  Upon the occurrence and during the continuance of an Event of Default, Agent, in its sole discretion, may make Revolving Credit Loans on behalf of Lenders, in an aggregate amount not to exceed $3,000,000 (such maximum amount being reduced by the outstanding balance of any Overadvances that have been authorized by Agent alone pursuant to subsection 1.1.2), if Agent, in its reasonable business judgment, deems that such Revolving Credit Loans are necessary or desirable (i) to protect all or any portion of the Collateral, (ii) to enhance the likelihood, or maximize the amount of, repayment of the Loans and the other Obligations, or (iii) to pay any other amount chargeable to any Borrower pursuant to this Agreement, including without limitation costs, fees and expenses as described in Sections 2.8 and 2.9 (hereinafter, "Agent Loans"); provided, that in no event shall (a) the maximum principal amount of the Revolving Credit Loans exceed the aggregate Revolving Loan Commitments and (b) Majority Lenders may at any time revoke Agent's authorization to make Agent Loans. Any such revocation must be in writing and shall become effective prospectively upon Agent's receipt thereof. Each Lender shall be obligated to advance its Revolving Loan Percentage of each Agent Loan. If Agent Loans are made pursuant to the preceding sentence, then (a) the Borrowing Base shall be deemed increased by the amount of such permitted Agent Loans, but only for so long as Agent allows such Agent Loans to be outstanding, and (b) notwithstanding any terms contained herein to the contrary (including, without limitation, the terms of subsection 10.2.2), all Lenders that have committed to make Revolving Credit Loans shall be bound to make, or permit to remain outstanding, such Agent Loans based upon their Revolving Loan Percentages in accordance with the terms of this Agreement.

                  1.2 Letters of Credit; LC Guaranties.

                  1.2.1 Issuance of Letters of Credit and LC Guarantees.

                  Subject to the terms and conditions hereof, each of Agent and, if applicable, any Lender designated by Agent and Neenah as a Letter of Credit Issuer (each such Lender, a "Letter of Credit Issuer") agrees, if requested by a Borrower, to (i) issue its, or, in the case of Agent, cause to be issued by Bank or another Affiliate of Agent, on the date requested by such Borrower, Letters of Credit for the account of a Borrower or (ii) execute LC Guaranties by which Agent, such

         Letter of Credit Issuer, Bank, or another Affiliate of Agent, on the date requested by a Borrower, shall guaranty the payment or performance by a Borrower of its reimbursement obligations with respect to letters of credit issued for a Borrower's account by other Persons; provided that the LC Amount shall not exceed $5,000,000 at any time. No Letter of Credit or LC Guaranty may have an expiration date after the last day of the Term.


                  1.2.2 Lender Participation. Immediately upon the issuance of a Letter of Credit or an LC Guaranty under this Agreement, each Lender shall be deemed to have irrevocably and unconditionally purchased and received from Agent, without recourse or warranty, an undivided interest and participation therein equal to the applicable LC Obligations multiplied by such Lender's Revolving Loan Percentage. Agent will notify each Lender on a weekly basis, or if determined by Agent, a more frequent basis, upon presentation to it of a draw under a Letter of Credit or a demand for payment under a LC Guaranty. On a weekly basis, or more frequently if requested by Agent, each Lender shall make payment to Agent in immediately available funds, of an amount equal to such Lender's pro rata share of the amount of any payment made by Agent in respect to any Letter of Credit or LC Guaranty. The obligation of each Lender to reimburse Agent under this subsection 1.2.2 shall be unconditional, continuing, irrevocable and absolute, except in respect of indemnity claims arising out of Agent's gross negligence or willful misconduct. In the event that any Lender fails to make payment to Agent of any amount due under this subsection 1.2.2, Agent shall be entitled to receive, retain and apply against such obligation the principal and interest otherwise payable to such Lender hereunder until Agent receives such payment from such Lender or such obligation is otherwise fully satisfied; provided, however, that nothing contained in this sentence shall relieve such Lender of its obligation to reimburse the Agent for such amount in accordance with this subsection 1.2.2.

                  1.2.3 Reimbursement. Notwithstanding anything to the contrary contained herein, Borrowers, Agent, each Letter of Credit Issuer and Lenders hereby agree that all LC Obligations and all obligations of each Borrower relating thereto shall be satisfied by the prompt issuance of one or more Revolving Credit Loans that are Base Rate Revolving Portions, which Borrowers hereby acknowledge are requested and Lenders hereby agree to fund. In the event that Revolving Credit Loans are not, for any reason, promptly made to satisfy all then existing LC Obligations, each Lender hereby agrees to pay to Agent, on demand, an amount equal to such LC Obligations multiplied by such Lender's Revolving Loan Percentage, and until so paid, such amount shall be secured by the Collateral and shall bear interest and be payable at the same rate and in the same manner as Base Rate Revolving Portions. In no event shall Agent or any Lender make any Revolving Credit Loan in respect of any Obligation that has already been satisfied by any Borrower.


                  1.3 Term Loan.

                  Each Lender, severally and not jointly, agrees to make a term loan (collectively, the "Term Loan") to Borrowers on the Closing Date, in the aggregate principal amount of such Lender's Term Loan Commitment, which shall be repayable in accordance with the terms hereof and the terms of the Term Notes and shall be secured by all of the Collateral. The proceeds of the Term Loan shall be used solely for the purposes for which the proceeds of the Revolving Credit Loans are authorized to be used.

                  1.4 Borrowing Agent.

                  For ease of administration of this Agreement, each Borrower other than Neenah hereby appoints Neenah as its borrowing agent hereunder. In such capacity, Neenah will request all Revolving Credit Loans to be made pursuant to Section 1.1, will request all Letters of Credit and LC Guaranties to be issued pursuant to Section 1.2 and will submit all LIBOR Requests with respect to obtaining any LIBOR Portion pursuant to subsection 3.1.7, converting any Base Rate Portion into a LIBOR Portion pursuant to subsection 3.1.8 or continuing any LIBOR Portion into a subsequent Interest Period pursuant to subsection 3.1.9, in each case pursuant to the procedures set forth in Section
3.1. Notwithstanding anything to the contrary contained in this Agreement, no Borrower other than Neenah shall be entitled to request any Revolving Credit Loans, Letters of Credit or LC Guaranties or to submit any LIBOR Requests hereunder. The proceeds of all Revolving Credit Loans made hereunder shall be advanced to or at the direction of Neenah and used solely for the purposes described in subsection 1.1.3.

                     SECTION 2. INTEREST, FEES AND CHARGES

                  2.1 Interest.

                  2.1.1 Rates of Interest. Interest shall accrue on the principal amount of the Base Rate Revolving Portions and the Base Rate Term Portions outstanding at the end of each day at a fluctuating rate per annum equal to the Applicable Margin then in effect for the Base Rate Revolving Portions or the Base Rate Term Portions, as applicable plus the Base Rate. Said rate of interest shall increase or decrease by an amount equal to any increase or decrease in the Base Rate, effective as of the opening of business on the day that any such change in the Base Rate occurs. If a Borrower exercises its LIBOR Option as provided in Section 3.1, interest shall accrue on the principal amount of the LIBOR Revolving Portions and the LIBOR Term Portions outstanding at the end of each day at a rate per annum equal to the Applicable Margin then in effect for the LIBOR Revolving Portions or the LIBOR Term Portions, as applicable plus the LIBOR applicable to each LIBOR Portion for the corresponding Interest Period.

                  2.1.2 Default Rate of Interest. At the option of Agent or the Majority Lenders, upon and after the occurrence of an Event of Default arising under subsection 10.1.1, subsection 10.1.3 (as a result of a breach of subsection 8.1.3, subsection 8.1.4, subsection 8.2.4, subsection 8.2.6, subsection 8.2.7, subsection 8.2.8, subsection 8.2.12 or Section 8.3) or subsection 10.1.8, and during the continuation thereof, the principal amount of all Loans shall bear interest at a rate per annum equal to 2.0% plus the interest rate otherwise applicable thereto (the "Default Rate").

                  2.1.3 Maximum Interest. In no event whatsoever shall the aggregate of all amounts deemed interest hereunder or under the Notes and charged or collected pursuant to the terms of this Agreement or pursuant to the Notes exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. If any provisions of this Agreement or the Notes are in contravention of any such law, such provisions shall be deemed amended to conform thereto (the "Maximum Rate"). If at any time, the amount of interest paid hereunder is limited by the Maximum Rate, and the amount at which interest accrues hereunder is subsequently below the Maximum Rate, the rate at which interest accrues hereunder shall remain at the Maximum Rate, until such time as the aggregate interest paid hereunder equals the amount of interest that would have been paid had the Maximum Rate not applied.

                  2.2 Computation of Interest and Fees.

                  Interest, Letter of Credit and LC Guaranty fees and Unused Line Fees hereunder shall be calculated daily and shall be computed on the actual number of days elapsed over a year of 360 days.

                  2.3 Fee Letter.

                  Borrowers shall jointly and severally pay to Agent certain fees and other amounts in accordance with the terms of the fee letter among Borrowers and Agent (the "Fee Letter").

                  2.4 Letter of Credit and LC Guaranty Fees.

                  Borrowers shall jointly and severally pay to Agent:

                           (i) for standby Letters of Credit and LC Guaranties of standby letters of credit, for the ratable benefit of Lenders a per annum fee equal to the Applicable Margin then in effect for LIBOR Revolving Portions multiplied by the weighted average daily balance of the aggregate undrawn face amount of such Letters of Credit and LC Guaranties outstanding from time to time during the term of this Agreement, plus all normal and customary charges associated with the issuance thereof, which fees and charges shall be deemed fully earned upon issuance of each such Letter of Credit or LC Guaranty, shall be due and payable in arrears on the first Business Day of each month and shall not be subject to rebate or proration upon the termination of this Agreement for any reason; provided that at any time that the Default Rate is in effect, the fee applicable under this subsection shall be equal to the otherwise applicable fee plus 2.00%;

                           (ii) for documentary Letters of Credit and LC Guaranties of documentary letters of credit, for the ratable benefit of Lenders a per annum fee equal to the Applicable Margin then in effect for LID OR Revolving Portions multiplied by the weighted average daily balance of the aggregate undrawn face amount of such Letters of Credit and LC Guaranties outstanding from time to time during the term of this Agreement, plus all normal and customary charges associated with the issuance and administration of each such Letter of Credit or LC Guaranty (which fees and charges shall be fully earned upon issuance, renewal or extension (as the case may be) of each such Letter of Credit or LC Guaranty, shall be due and payable in arrears on the first Business Day of each month, and shall not be subject to rebate or proration upon the termination of this

                  Agreement for any reason); provided that at any time that the Default Rate is in effect, the fee applicable under this subsection shall be equal to the otherwise applicable fee plus 2.00%;

                           (iii) with respect to all Letters of Credit and LC Guaranties issued by Agent, Bank or another Affiliate of Agent, for the account of Agent only, a fronting fee equal to 0.125% per annum of the weighted average daily balance of the aggregate undrawn face amount of such Letters of Credit and LC Guaranties outstanding from time to time during the term of this Agreement issued by such Person, which fronting fees shall be due and payable monthly in arrears on the first Business Day of each month and shall not be subject to rebate or proration upon the termination of this Agreement for any reason; and

                           (iv) with respect to all Letters of Credit and LC Guaranties issued by a Letter of Credit Issuer, for the account of such Letter of Credit Issuer only, a fronting fee equal to 0.125% per annum of the weighted average daily balance of the aggregate undrawn face amount of such Letters of Credit and LC Guaranties outstanding from time to time during the term of this Agreement issued by such Letter of Credit Issuer, which fronting fees shall be due and payable monthly in arrears on the first Business Day of each month and shall not be subject to rebate or proration upon the termination of this Agreement for any reason.

                  2.5 Unused Line Fee.

                  Borrowers shall jointly and severally pay to Agent, for the ratable benefit of Lenders, a fee (the "Unused Line Fee") equal to the Applicable Margin per annum for the Unused Line Fee multiplied by the average daily amount by which the Revolving Credit Maximum Amount exceeds the sum of (i) the outstanding principal balance of the Revolving Credit Loans plus (ii) the LC Amount; provided, that for purposes of allocating the Unused Line Fee among Lenders, outstanding Swingline Loans shall not be included as part of the outstanding balance of the Loans for purposes of calculating such fees owed to Lenders other than Agent. The Unused Line Fee shall be payable monthly in arrears on the first day of each month hereafter.

                  2.6 Prepayment Fee.

                  Upon the termination of this Agreement by Borrowers pursuant to subsection 4.2.2, upon any optional prepayment of the Term Loan pursuant to subsection 3.3.5 or upon any optional reduction of the Revolving Loan Commitments pursuant to subsection 3.3.6, Borrowers shall jointly and severally pay to Agent, for the ratable benefit of the Lenders (in addition to the then outstanding principal, accrued interest and other charges then due and owing under the terms of this Agreement and any of the other Loan Documents and any amounts then due and owing pursuant to subsection 3.2.5), as liquidated damages for the loss of the bargain and not as a penalty, an amount equal to (i) 1% of the sum of the aggregate amount of the Revolving Loan Commitments then being reduced or terminated and the outstanding amount of the Term Loan then being prepaid, if such termination, prepayment or reduction occurs during the first 12 month period of the Term (October 8, 2003 through October 7, 2004) and (ii) 0.50% of the sum of the aggregate amount of the Revolving Loan Commitments then being reduced or terminated and the outstanding amount of the Term Loan then being prepaid, if such termination, prepayment or reduction occurs during the second 12 month period or the third 12 month period of the Term (October 8, 2004 through October 7, 2006). Notwithstanding the foregoing, no such prepayment fee resulting from a prepayment of the Term Loan pursuant to subsection 3.3.5 shall be payable unless the aggregate Revolving Loan Commitments are being simultaneously, or have previously been, reduced by any amount pursuant to subsection 3.3.6. In addition, if such termination, prepayment or reduction occurs on or after October 8, 2006, no such prepayment fee shall be payable.

                  2.7 Audit Fees.

                  Borrowers shall jointly and severally pay to Agent audit fees in accordance with Agent's current schedule of fees in effect from time to time in connection with audits of the books and records and Properties of each Borrower and its Subsidiaries and such other matters as Agent shall deem appropriate in its reasonable credit judgment, plus all reasonable out-of-pocket expenses incurred by Agent in connection with such audits; provided, that so long as no Event of Default has occurred and is continuing, Borrowers shall not be liable for such audit fees incurred in connection with more than three complete audits during any fiscal year, whether such audits are conducted by employees of Agent or by third parties hired by Agent. Such audit fees and out-of-pocket expenses shall be payable on the first day of the month following the date of issuance by Agent of a request for payment thereof to Neenah. Agent may, in its discretion, provide for the payment of such amounts by making appropriate Revolving Credit Loans to one or more Borrowers and charging the appropriate Loan Account or Loan Accounts therefor.

                  2.8 Reimbursement of Expenses.

                  If, at any time or times regardless of whether or not an Event of Default then exists, (i) Agent or Arranger incurs reasonable and documented legal or accounting expenses or any other costs or out-of-pocket expenses in connection with (1) the negotiation and preparation of this Agreement or any of the other Loan Documents, any amendment of or modification of this Agreement or any of the other Loan Documents, or any syndication or attempted syndication of the Obligations (including, without limitation, printing and distribution of materials to prospective Lenders and all costs associated with bank meetings, but excluding any closing fees paid to Lenders in connection therewith) or (2) the administration of this Agreement or any of the other Loan Documents and the transactions contemplated hereby and thereby; or (ii) Agent or any Lender incurs reasonable and documented legal or accounting expenses or any other costs or out-of-pocket expenses in connection with (I) any litigation, contest, dispute, suit, proceeding or action (whether instituted by Agent, any Lender, any Borrower or any other Person) relating to the Collateral, this Agreement or any of the other Loan Documents or any Borrower's, any of its Subsidiaries' or any Guarantor's affairs; (2) any amendment, modification, waiver or consent with respect to the Loan Documents that is requested of Lenders at a time when an Event of Default is in existence (provided, that Borrowers shall only be responsible under this clause (2) for the reasonable and documented fees of one law firm, acting on behalf of all Lenders other than Fleet), (3) any attempt to enforce any rights of Agent or any Lender against any Borrower or any other Person which may be obligated to Agent or any Lender by virtue of this Agreement or any of the other Loan Documents, including, without limitation, the Account Debtors; or (4) any attempt to inspect, verify, protect, preserve, restore, collect, sell, liquidate or otherwise dispose of or realize upon the Collateral; then all such legal and accounting expenses, other costs and out of pocket expenses of Agent or any Lender, as applicable, shall be charged to Borrowers on a joint and several basis; provided, that Borrowers shall not be responsible for such expenses, costs and out-of-pocket expenses to the extent incurred because of the gross negligence, bad faith or willful misconduct (as determined by a court of competent jurisdiction in a final nonappealable judgment) of Agent or any Lender seeking reimbursement. All amounts chargeable to Borrowers under this Section
2.8 shall be Obligations secured by all of the Collateral, shall be payable within 15 days following demand to Agent or such Lender, as the case may be, and shall bear interest from the date due and owing until paid in full at the rate applicable to Base Rate Revolving Portions from time to time. Borrowers shall also jointly and severally reimburse Agent for expenses incurred by Agent in its administration of the Collateral to the extent and in the manner provided in Sections 2.9 and 2.10 hereof

                  2.9 Bank Charges.

                  Borrowers shall jointly and severally pay to Agent and each applicable Lender, on demand, any and all fees, costs or expenses which Agent or any such Lender pays to a bank or other similar institution arising out of or in connection with (i) the forwarding to any Borrower or any other Person on behalf of any Borrower, by Agent or any Lender, of proceeds of Loans made to any Borrower pursuant to this Agreement and (ii) the depositing for collection by Agent or any Lender of any check or item of payment received or delivered to Agent or any Lender on account of the Obligations.

                  2.10 Collateral Protection Expenses; Appraisals.

                  All out-of-pocket expenses incurred in protecting, storing, warehousing, insuring, handling, maintaining and shipping the Collateral, and any and all excise, property, sales, and use taxes imposed by any state, federal, or local authority on any of the Collateral or in respect of the sale thereof shall be jointly and severally borne and paid by Borrowers. If Borrowers fail to promptly pay any portion thereof when due, Agent may, at its option, but shall not be required to, pay the same and charge one or more Borrowers therefor. On an annual basis, Agent shall, at Borrowers' joint and several expense, obtain an appraisal of the Inventory of Borrowers from a third party appraiser reasonably acceptable to Agent, which appraisal shall include an assessment of the net orderly liquidation percentage of each category or type of Eligible Inventory. Further, if average Availability (as determined by Agent in its reasonable credit judgment) for any thirty (30) day period during a fiscal year is less than $10,000,000, Agent may, and, at the request of Majority Lenders, shall obtain updated appraisals of the Equipment and real Property of Borrowers for such fiscal year at Borrowers' joint and several expense, which updated appraisals shall provide an assessment of the fair market value and the net orderly liquidation value of such Equipment and real Property; provided, that Borrowers shall only be obligated to pay for one such updated appraisal of such Equipment and real Property per year pursuant to this sentence. Additionally, from time to time, if obtaining appraisals is necessary in order for Agent or any Lender to comply with applicable laws or regulations, and at any time if an Event of Default shall have occurred and be continuing, Agent may, at Borrowers' joint and several expense, obtain appraisals from appraisers (who may be personnel of Agent), stating the then current fair market value and/or net orderly liquidation value of all or any portion of the real Property or personal Property of any Borrower or any of its Subsidiaries, including without limitation the Inventory of any Borrower or any of its Subsidiaries.

                  2.11 Payment of Charges.

                  All amounts chargeable to any Borrower under this Agreement shall be Obligations secured by all of the Collateral, shall be, unless specifically otherwise provided, payable on demand and shall bear interest from the date demand was made or such amount is due, as applicable, until paid in full at the rate applicable to Base Rate Revolving Portions from time to time.

                  2.12 No Deductions.

                  2.12.1 Any and all payments or reimbursements made hereunder shall be made free and clear of and without deduction for any and all taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto; excluding, however, the following: taxes imposed on the income of Agent or any Lender or franchise taxes by the jurisdiction under the laws of which Agent or any Lender is organized or doing business or any political subdivision thereof and taxes imposed on its income by the jurisdiction of Agent's or such Lender's applicable lending office or any political subdivision thereof or franchise taxes (all such taxes, levies, imposts, deductions, charges or withholdings and all liabilities with respect thereto but excluding such taxes imposed on net income, "Tax Liabilities"). If any Borrower shall be required by law to deduct any such Tax Liabilities from or in respect of any sum payable hereunder to Agent or any Lender, then the sum payable hereunder by Borrowers shall be increased as may be necessary so that, after all required deductions are made, Agent or such Lender receives an amount equal to the sum it would have received had no such deductions been made.

                  2.12.2 Each Lender that is organized in a jurisdiction outside the United States hereby agrees that it shall, no later than the Closing Date or, if later, the date on which such Lender became a party hereto (and from time to time thereafter, upon reasonable request of Borrowers or Agent), (i) furnish to Borrowers and Agent two accurate, complete and signed copies of either United States Internal Revenue Service Form W-8BEN or United States Internal Revenue Service Form W-8ECI (on which such Lender claims entitlement to complete exemption from United States federal withholding tax on all interest payments hereunder) and (ii) to the extent that such Lender is legally able to do so, provide Borrowers and Agent a new Form W-8BEN or Form W -8ECI upon the obsolescence of any previously delivered form, duly executed and completed by such Lender, and comply with all applicable United States laws and regulations as in effect from time to time with regard to such withholding tax exemption. Notwithstanding anything to the contrary in this Section 2.12, for the avoidance of doubt, (A) Borrowers shall be entitled, to the extent they are required to do so by law, to deduct or withhold Taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from any amounts payable hereunder to any Lender that is not a United States person (as defined in Section 770l(a)(30) of the Internal Revenue Code of 1986, as amended) to the extent the Lender has not provided to Borrowers the United States Internal Revenue Service forms described above, and (B) after the date a Lender becomes a party hereto, Borrowers shall have no obligation to make additional payments under this Section 2.12 to any Lender organized outside the United States if the Lender has not provided such forms to the Borrower.

                  2.13 Joint and Several Obligations.

                  Each Borrower acknowledges that it is jointly and severally liable for all of the Obligations and as a result hereby unconditionally guaranties the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, and at all times thereafter, of all indebtedness, liabilities and obligations of every kind and nature of each other Borrower to Agent and Lenders and, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, joint or several, now or hereafter existing, or due or to become due, and howsoever owned, held or acquired by Agent or any Lender. Each Borrower agrees that if this guaranty, or any Liens securing this guaranty, would, but for the application of this sentence, be unenforceable under applicable law, this guaranty and each such Lien shall be valid and enforceable to the maximum extent that would not cause this guaranty or such Lien to be unenforceable under applicable law, and this guaranty shall automatically be deemed to have been amended accordingly at all relevant times.

                  Each Borrower hereby agrees that its obligations under this guaranty shall be unconditional, irrespective of (a) the validity or enforceability of the Obligations or any part thereof, or of any promissory note or other document evidencing all or any part of the Obligations, (b) the absence of any attempt to collect the Obligations from any other Borrower or any Guarantor or other action to enforce the same, ( c) the waiver or consent by Agent or any Lender with respect to any provision of any agreement, instrument or document evidencing or securing all or any part of the Obligations, or any other agreement, instrument or document now or hereafter executed by any other Borrower and delivered to Agent or any Lender (other than a waiver, forgiveness or consent by Agent and Lenders that reduces the amount of any of the Obligations), (d) the failure by Agent or any Lender to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or Collateral for the Obligations, for its benefit, (e) Agent's or any Lender's election, in any proceeding instituted under the United States Bankruptcy Code or any other similar bankruptcy or insolvency legislation, of the application of Section 1111 (b )(2) of the United States Bankruptcy Code or any other similar bankruptcy or insolvency legislation, (f) any borrowing or grant of a security interest by any Borrower as debtor-in-possession, under
Section 364 of the United States Bankruptcy Code or any other similar bankruptcy or insolvency legislation, (g) the disallowance, under Section 502 of the United States Bankruptcy Code or any other similar bankruptcy or insolvency legislation, of all or any portion of Agent's or any Lender's claim(s) for repayment of the Obligations or (h) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a borrower or a guarantor.

                  Each Borrower hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of receivership or bankruptcy of any Borrower, protest or notice with respect to the Obligations and all demands whatsoever, and covenants that this guaranty will not be discharged, except by complete and irrevocable payment and performance of the Obligations. No notice to any Borrower or any other party shall be required for Agent or any Lender to make demand hereunder. Such demand shall constitute a mature and liquidated claim against the applicable Borrower. Upon the occurrence of any Event of Default, Agent or any Lender may, in its sole election, proceed directly and at once, without notice, against all or any Borrower to collect and recover the full amount or any portion of the Obligations, without first proceeding against any other Borrower or any other Person, or any security or collateral for the Obligations. During the existence of an Event of Default, Agent and each Lender shall have the exclusive right to determine the application of payments and credits, if any from any Borrower, any other Person or any security or collateral for the Obligations, on account of the Obligations or of any other liability of any Borrower to Agent or any Lender.

                  Each Borrower expressly waives all rights it may have now or in the future under any statute, or at common law, or at law or in equity, or otherwise, to compel Agent or Lenders to marshal assets or to proceed in respect of the Obligations guaranteed hereunder against any other Borrower or any Guarantor, any other party or against any security for the payment and performance of the Obligations before proceeding against, or as a condition to proceeding against, such Borrower. It is agreed among each Borrower, Agent and Lenders that the foregoing waivers are of the essence of the transaction contemplated by this Agreement and the other Loan Documents and that, but for the provisions of this Section 2.13 and such waivers, Agent and Lenders would decline to enter into this Agreement.

                  Notwithstanding anything to the contrary set forth in this
Section 2.13, it is the intent of the parties hereto that the liability incurred by each Borrower in respect of the Obligations of the other Borrowers (and any Lien granted by each Borrower to secure such Obligations), not constitute a fraudulent conveyance under Section 548 of the United States Bankruptcy Code or a fraudulent conveyance or fraudulent transfer under the provisions of any applicable law of any state or other governmental unit ("Fraudulent Conveyance"). Consequently, each Borrower, Agent and each Lender hereby agree that if a court of competent jurisdiction determines that the incurrence of liability by any Borrower in respect of the Obligations of any other Borrower (or any Liens granted by such Borrower to secure such Obligations) would, but for the application of this sentence, constitute a Fraudulent Conveyance, such liability (and such Liens) shall be valid and enforceable only to the maximum extent that would not cause the same to constitute a Fraudulent Conveyance, and this Agreement and the other Loan Documents shall automatically be deemed to have been amended accordingly.

                        SECTION 3. LOAN ADMINISTRATION.

                  3.1 Manner of Borrowing Revolving Credit Loans/LIBOR Option.

                  Borrowings under the credit facility established pursuant to
Section 1 hereof shall be as follows:

                  3.1.1 Loan Requests.

                  A request for a Revolving Credit Loan shall be made, or shall be deemed to be made, in the following manner: (a) subject to the terms of Section 1.4, a Borrower may give Agent notice of its intention to borrow, in which notice such Borrower shall specify the amount of the proposed borrowing of a Revolving Credit Loan and the proposed borrowing date, which shall be a Business Day, no later than 11:00 a.m. (Chicago, Illinois time) on the proposed borrowing date (or in accordance with subsection 3.1.7, 3.1.8 or 3.1.9, as applicable, in the case of a request for a LIBOR

         Revolving Portion); and (b) the becoming due and payable of any amount required to be paid under this Agreement, or the Notes, whether as interest or for any other Obligation, shall be deemed irrevocably to be a request by a Borrower for a Revolving Credit Loan on the due date in the amount required to pay such interest or other Obligation in accordance with subsection 3.1.4.

                  3.1.2 Disbursement.

                  Each Borrower hereby irrevocably authorizes Agent to disburse the proceeds of each Loan requested, or deemed to be requested, pursuant to subsection 3.1.1 as follows: (i) the proceeds of each Revolving Credit Loan requested under subsection 3.1.1(a) shall be disbursed by Agent in lawful money of the United States of America in immediately available funds, in the case of the initial borrowing, in accordance with the terms of the written disbursement letter from Borrowers, and in the case of each subsequent borrowing, by wire transfer to such bank account as may be agreed upon by Borrowers and Agent from time to time (it being agreed and understood that such bank account may be any operating account of Borrowers, with no requirement that such amount that is disbursed to an operating account be deposited in a Dominion Account) or elsewhere if pursuant to a written direction from a Borrower and (ii) the proceeds of each Revolving Credit Loan deemed requested under subsection 3.1.1 (b) shall be disbursed by Agent by way of direct payment of the relevant interest or other Obligation. If at any time any Loan is funded by Agent or Lenders in excess of the amount requested or deemed requested by a Borrower, such Borrower agrees to repay the excess to Agent immediately upon the earlier to occur of (a) such Borrower's discovery of the error and (b) notice thereof to such Borrower from Agent or any Lender.

                  3.1.3 Payment by Lenders.

                  Promptly, and in no event later than 12:00 p.m. (Chicago time) on a proposed borrowing date, Agent shall give to each Lender written notice by facsimile, telex or cable of the receipt by Agent from a Borrower of any request for a Revolving Credit Loan. Each such notice shall specify the requested date and amount of such Revolving Credit Loan, whether such Revolving Credit Loan shall be subject to the LIBOR Option, and the amount of each Lender's advance thereunder (in accordance with its applicable Revolving Loan Percentage). Each Lender shall, not later than 2:00 p.m. (Chicago time) on such requested date, wire to a bank designated by Agent the amount of that Lender's Revolving Loan Percentage of the requested Revolving Credit Loan. The failure of any Lender to make the Revolving Credit Loans to be made by it shall not release any other Lender of its obligations hereunder to make its Revolving Credit Loan. Neither Agent nor any other Lender shall be responsible for the failure of any other Lender to make the Revolving Credit Loan to be made by such other Lender. The foregoing notwithstanding, Agent, in its sole discretion, may from its own funds make a Revolving Credit Loan on behalf of any Lender. In such event, the Lender on behalf of whom Agent made the Revolving Credit Loan shall reimburse Agent for the amount of such Revolving Credit Loan made on its behalf, on a weekly (or more frequent, as determined by Agent in its sole discretion) basis. In addition, Agent shall notify Lenders on a weekly (or more frequent, as determined by Agent in its sole discretion) basis regarding settlement of the Swingline Loans, and promptly following such notice, each Lender shall reimburse Agent (in accordance with its applicable Revolving Loan Percentage) for the amount of the Swingline Loans outstanding. Notwithstanding the foregoing or any other provision of this Agreement to the contrary, subject to the terms of subsection 1.1.2 and subsection 1.1.5 no Lender shall be required to reimburse Agent for any Revolving Credit Loans or Swingline Loans that are made on behalf of such Lender after such Lender has delivered a written notice of the type provided for under subsection 10.2.2 for so long as such written notice remains in effect. On each such settlement date, Agent will pay to each Lender the net amount owing to such Lender in connection with such settlement, including without limitation amounts relating to Loans, fees, interest and other amounts payable hereunder. The entire amount of interest attributable to such Revolving Credit Loan for the period from the date on which such Revolving Credit Loan was made by Agent on such Lender's behalf until Agent is reimbursed by such Lender, shall be paid to Agent for its own account.

                  3.1.4 Authorization. Each Borrower hereby irrevocably authorizes Agent, in Agent's sole discretion, to advance to Neenah or another Borrower, and to charge to the appropriate Borrower's Loan Account hereunder as a Revolving Credit Loan (which shall be a Base Rate Portion), a sum sufficient to pay all interest accrued on the Obligations during the immediately preceding month, to pay all regularly scheduled payments of principal and mandatory prepayments of principal due and payable at any time and to pay all fees, costs and expenses and other Obligations due and payable at any time by Borrowers to Agent or any Lender hereunder.

                  3.1.5 Letter of Credit and LC Guaranty Requests. A request for a Letter of Credit or LC Guaranty shall be made in the following manner: a Borrower shall give Agent and Bank (or, if the same is to be issued by a Letter of Credit Issuer, Agent and such Letter of Credit Issuer) a written notice of its request for the issuance of a Letter of Credit or LC Guaranty, not later than 11:00 a.m. (Chicago, Illinois time), at least one Business Day before the proposed issuance date thereof, in which notice such Borrower shall specify the proposed issuer, issuance date and format and wording for the Letter of Credit or LC Guaranty being requested (which shall be satisfactory to Agent and the Person being asked to issue such Letter of Credit or LC Guaranty). Such request shall be accompanied by an executed application and reimbursement agreement in form and substance satisfactory to Agent and the Person being asked to issue the Letter of Credit or LC Guaranty, as well as any required corporate resolutions or other documents reasonably requested by Agent or the Person being asked to issue the Letter of Credit or LC Guaranty. In the event of any inconsistency or conflict between any such application and reimbursement agreement between a Borrower and the Person issuing a Letter of Credit or LC Guaranty, and this Agreement, the terms and provisions of this Agreement shall govern and control.

                  3.1.6 Method of Making Requests. As an accommodation to Borrowers, unless a Default or an Event of Default is then in existence, (i) Agent shall permit telephonic or electronic requests for Revolving Credit Loans to Agent, (ii) Agent and Bank, or a Letter of Credit Issuer, as applicable, may, in their discretion, permit electronic transmittal of requests for Letters of Credit and LC Guaranties to them, and (iii) Agent may, in Agent's discretion, permit electronic transmittal of instructions, authorizations, agreements or reports to Agent. Unless a Borrower specifically directs Agent, Bank or a Letter of Credit Issuer, as applicable in writing not to accept or act upon telephonic or electronic communications from such Borrower (which direction shall only be applicable to the

         Persons who have received the same in writing), neither Agent, Bank, any Letter of Credit Issuer, nor any Lender shall have any liability to any Borrower for any loss or damage suffered by any Borrower as a result of Agent's, Bank's or a Letter of Credit Issuer's honoring of any requests, execution of any instructions, authorizations or agreements or reliance on any reports communicated to it telephonically or electronically and purporting to have been sent to Agent, Bank or a Letter of Credit Issuer by any Borrower (except for any such loss or damage resulting From Agent's, Bank's or any Letter of Credit Issuer's gross negligence or willful misconduct), and neither Agent, Bank nor any Letter of Credit Issuer shall have any duty to verify the origin of any such communication or the authority of the Person sending it. Each telephonic request for a Letter of Credit or LC Guaranty accepted by Agent, Bank or a Letter of Credit Issuer, as applicable, hereunder shall be promptly followed by a written confirmation of such request from the applicable Borrower to Agent and Bank or such Letter of Credit Issuer, if applicable.

                  3.1.7 LIBOR Portions. In the event a Borrower desires to obtain a LIBOR Portion, such Borrower shall give Agent a LIBOR Request no later than 11:00 a.m. (Chicago, Illinois time) on the third Business Day prior to the requested borrowing date; provided, that neither Agent nor any Lender shall be obligated to honor such request if a Default or Event of Default exists as of the date of the LIBOR Request or as of the first day of the Interest Period for the requested LIBOR Portion. Each LIBOR Request shall be irrevocable and binding on Borrowers. In no event shall Borrowers be permitted to have outstanding at anyone time LIBOR Portions with more than seven (7) different Interest Periods.

                  3.1.8 Conversion of Base Rate Portions. Provided that as of both the date of the LIBOR Request and the first day of the Interest Period, no Default or Event of Default exists, a Borrower may, on any Business Day, convert any Base Rate Portion of such Borrower into a LIBOR Portion. If a Borrower desires to convert a Base Rate Portion, such Borrower shall give Agent a LIBOR Request no later then 11 :00 a.m. (Chicago, Illinois time) on the third Business Day prior to the requested conversion date. After giving effect to any conversion of Base Rate Portions to LIBOR Portions, Borrowers shall not be permitted to have outstanding at anyone time LIBOR Portions with more than seven
         (7) different Interest Periods.

                  3.1.9 Continuation of LIBOR Portions. Provided that as of both the date of the LIBOR Request and the first day of the Interest Period, no Default or Event of Default exists, a Borrower may, on any Business Day, continue any LIBOR Portions of such Borrower into a subsequent Interest Period of the same or a different permitted duration. If a Borrower desires to continue a LIBOR Portion, such Borrower shall give Agent a LIBOR Request no later than 11:00 a.m. (Chicago, Illinois time) on the second Business Day prior to the requested continuation date. After giving effect to any continuation of LIBOR Portions, Borrowers shall not be permitted to have outstanding at anyone time LIBOR Portions with more than seven (7) different Interest Periods. If a Borrower shall fail to give timely notice of its election to continue any LIBOR Portion or portion thereof as provided above, or if such continuation shall not be permitted, such LIBOR Portion or portion thereof, unless such LIBOR Portion shall be repaid, shall automatically be converted into a Base Rate Portion at the end of the Interest Period then in effect with respect to such LIBOR Portion.

                  3.1.10 Inability to Make LIBOR Portions.

                  Notwithstanding any other provision hereof, if any applicable law, treaty, regulation or directive, or any change therein or in the interpretation or application thereof, shall make it unlawful for any Lender (for purposes of this subsection 3.1.10, the term "Lender" shall include the office or branch where such Lender or any corporation or bank then controlling such Lender makes or maintains any LIBOR Portions) to make or maintain its LIBOR Portions, or if with respect to any Interest Period, Agent is unable to determine the LIBOR relating thereto, or adverse or unusual conditions in, or changes in applicable law relating to, the London interbank market make it, in the reasonable judgment of Agent, impracticable to fund therein any of the LIBOR Portions, or make the projected LIBOR unreflective of the actual costs of funds therefor to any Lender, the obligation of Agent and Lenders to make or continue LIBOR Portions or convert Base Rate Portions to LIBOR Portions hereunder shall forthwith be suspended during the pendency of such circumstances and the applicable Borrower shall, if any affected LIBOR Portions are then outstanding, promptly upon request from Agent, convert such affected LIBOR Portions into Base Rate Portions.

                  3.2 Payments.

                  Except where evidenced by notes or other instruments issued or made by one or more Borrowers to any Lender and accepted by such Lender specifically containing payment instructions that are in conflict with this
Section 3.2 (in which case the conflicting provisions of said notes or other instruments shall govern and control), the Obligations shall be payable as follows:

                  3.2.1 Principal.

                           (i) Revolving Credit Loans. Principal on account of Revolving Credit Loans shall be payable by Borrowers to Agent for the ratable benefit of Lenders immediately upon the earliest of (i) at any time when a Dominion Period is in effect, the receipt by Agent or any Borrower of any proceeds of any of the Collateral (except as otherwise provided herein), including without limitation as required pursuant to subsections 3.3.1 and 6.2.4, to the extent of said proceeds, subject to Borrowers' rights to reborrow such amounts in compliance with subsection 1.1.1 hereof, (ii) the acceleration of the Revolving Credit Loans in accordance with the terms of
                  Section 10.2, (iii) subject to the provisions of subsection
                  1.1.2 and the proviso to this subsection 3.2.1, at all times that the calculations set forth in subsection 1.1.1 reflect a negative amount, to the extent of such amount on demand by Agent or Majority Lenders therefor, or (iv) termination of this Agreement pursuant to Section 4 hereof; provided, however, that, if an Overadvance shall exist at any time, Borrowers shall, on demand therefor (or, in the case of an Overadvance caused by, and created at the time of, Agent's establishment of a new reserve or a new eligibility criterion, within 5 days of demand therefor), jointly and severally repay the Overadvance. Each payment (including principal prepayment) by a Borrower on account of principal of the

                  Revolving Credit Loans shall be applied first to Base Rate Revolving Portions and then to LIBOR Revolving Portions.

                           (ii) Term Loan. Principal on account of the Term Loan shall be payable jointly and severally by Borrowers as follows: (i) as required pursuant to subsections 3.3.1, 3.3.2 and 3.3.3, (ii) in 20 consecutive quarterly installments on each January 1, April 1, July I and October 1 commencing on January 1, 2004, each in the amount of $788,750, and (iii) a final installment in the amount of the remaining principal balance of the Term Loan on October 8, 2008. Notwithstanding the foregoing, the entire unpaid principal balance of the Term Loan shall be due and payable upon the termination of this Agreement.

                  3.2.2 Interest.

                           (i) Base Rate Portion. Interest accrued on Base Rate Portions shall be due and payable on the earliest of (1) the first calendar day of each month (for the immediately preceding month), computed through the last calendar day of the preceding month, (2) the acceleration of such Base Rate Portion in accordance with the terms of Section 10.2 or (3) termination of this Agreement pursuant to Section 4 hereof.

                           (ii) LIBOR Portion. Interest accrued on each LIBOR Portion shall be due and payable on each LIBOR Interest Payment Date and on the earlier of (I) the acceleration of such LIBOR Portion in accordance with the terms of Section
                  10.2 or (2) termination of this Agreement pursuant to Section 4 hereof

                  3.2.3 Costs, Fees and Charges. Costs, fees and charges payable pursuant to this Agreement shall be jointly and severally payable by Borrowers to Agent, as and when provided in Section 2 or Section 3 hereof, as applicable to Agent or a Lender, as applicable, or to any other Person designated by Agent or such Lender in writing.

                  3.2.4 Other Obligations. The balance of the Obligations (other than unasserted contingent indemnity obligations) requiring the payment of money, if any, shall be jointly and severally payable by Borrowers to Agent for distribution to Lenders, as appropriate, as and when provided in this Agreement, the Other Agreements or the Security Documents, or on demand, whichever is later.

                  3.2.5 Prepayment of/Failure to Borrow LIBOR Portions. Borrowers may prepay a LIBOR Portion only upon at least three (3) Business Days prior written notice to Agent (which notice shall be irrevocable). Subject to the terms of subsection 3.3.4, in the event of
         (i) the payment of any principal of any LIBOR Portion other than on the last day of the Interest Period applicable thereto (including as a result of an Event of Default), (ii) the conversion of any LIBOR Portion other than on the last day of the Interest Period applicable thereto, or (iii) the failure to borrow, convert, continue or prepay any LIBOR Portion on the date specified in any notice delivered pursuant hereto, then, in any such event, Borrowers shall compensate each Lender for the actual loss, cost and expense incurred by such Lender that is attributable to such event, together with any normal, reasonable and customary administrative charges applicable thereto.

                  3.3 Mandatory and Optional Prepayments.

                  3.3.1 Proceeds of Sale, Loss, Destruction or Condemnation of Collateral.

                  Except for dispositions of assets permitted by subsection 8.2.9(ii) and dispositions in accordance with this Agreement of assets that are subject to a Lien permitted by subsection 8.2.5(iv) (in each case, the proceeds of which shall, at any time when a Dominion Period is in effect, be applied to reduce the outstanding principal balance of the Revolving Credit Loans, but shall not permanently reduce the Revolving Loan Commitments), if any Borrower or any of its Subsidiaries sells any of the Collateral or if any of the Collateral is lost, damaged or destroyed or taken by condemnation (in each case excluding, at any time when a Dominion Period is not in effect, Accounts, Inventory, the Non-Core Fixed Assets described in clauses (iii) through
         (v) of the definition thereof and Non-Core Fixed Assets consisting of the equity of Belcher or Dalton - Ashland), the applicable Borrower shall, unless otherwise agreed by Majority Lenders, pay to Agent for the ratable benefit of Lenders as and when received by such Borrower or such Subsidiary and as a mandatory prepayment of the Loans, as herein provided, a sum equal to the proceeds (including insurance payments but net of costs and taxes incurred in connection with such sale or event) received by such Borrower or such Subsidiary from such sale, loss, damage, destruction or condemnation.

                  To the extent that such Collateral sold, lost, damaged, destroyed or condemned consists of Equipment, real Property, or other Property other than Accounts, Inventory, the Non-Core Fixed Assets described in clauses (iii) through (v) of the definition thereof and Non-Core Fixed Assets consisting of the equity of Belcher and Dalton - Ashland, the applicable prepayment shall be applied first, to Agent's costs and expenses relating to the relevant transaction, second, to the installments of principal due under the Term Notes ratably, to be applied to future installment payments on a ratable basis (exclusive of the final installment payment that is due on October 8, 2008) until such future installment payments are paid in full, third, to the final installment of principal due under the Term Notes on October 8, 2008 ratably until paid in full, and fourth, to repay outstanding principal of Revolving Credit Loans, but not as a permanent reduction of the Revolving Loan Commitments.

                  To the extent that the Collateral sold, lost, damaged, destroyed or condemned consists of Accounts, Inventory, the Non-Core Fixed Assets described in clauses (iii) through (v) of the definition thereof or Non-Core Fixed Assets consisting of the equity of Belcher or Dalton - Ashland and a Dominion Period is in effect, subject to the third sentence of subsection 3.4.1 the applicable prepayment shall be applied to reduce the outstanding principal balance of the Revolving Credit Loans, but shall not permanently reduce the Revolving Loan Commitments (it being understood that prepayments required to be made pursuant to subsection 3.3.3 shall also be applied as set forth in this sentence). In addition, if the Collateral subject to such sale, loss, damage, destruction or condemnation consists of Eligible Accounts or Eligible Inventory and a Dominion Period is in effect, such prepayment shall be specifically applied against the portion of the Borrowing Base predicated on such Collateral.

                  Notwithstanding the foregoing, if any Borrower or a Subsidiary of a Borrower receives any cash proceeds of insurance (net of costs and taxes incurred) with respect to any loss or destruction of Equipment or real Property, together with the aggregate amount of any other such proceeds during the then current fiscal year of Borrowers, (i) are less than $2,000,000, unless an Event of Default is then in existence, Agent shall remit such proceeds to the applicable Borrower (or its applicable Subsidiary) for use in replacing or repairing the applicable Property, so long as the applicable Borrower (or its applicable Subsidiary) has committed to acquire replacement Property within 180 days of such loss, damage or destruction and has actually acquired replacement Property within 360 days of such loss, damage or destruction, free and clear of Liens other than Permitted Liens that are not Purchase Money Liens (it being agreed and understood that if the applicable Borrower (or its applicable Subsidiary) fails to commit to replace or rebuild the damaged Property within such 180 day period or fails to actually replace or rebuild such damaged Property within such 360 day period, Borrowers shall prepay the Obligations in the manner specified in the second sentence of this subsection 3.3.1), (ii) are greater than or equal to $2,000,000 and less than $5,000,000, unless an Event of Default is then in existence, subject to the third sentence of subsection 3.4.1 such amounts shall be provisionally applied to reduce the outstanding principal balance of the Revolving Credit Loans and a Rebuild Reserve shall be created in the amount of such proceeds, until the earliest of (I) Borrowers' decision not to repair or replace the damaged Property, (2) the expiration of one hundred eighty days (180) days from the receipt of such amount, if the applicable Borrower or Subsidiary has not yet committed to acquire replacement Collateral or
         (3) the expiration of three hundred sixty (360) days from the receipt of such amount (with such amount being applied to the Obligations in the manner specified in the second sentence of this subsection 3.3.1 until payment thereof in full in the event that the foregoing period ends pursuant to clause (1) or clause (2)), or (iii) are equal to or greater than $5,000,000, and Borrowers have requested that Agent and Majority Lenders agree to permit the applicable Borrower or Subsidiary to repair or replace the damaged Property, subject to the third sentence of subsection 3.4.1 such amounts shall be provisionally applied to reduce the outstanding principal balance of the Revolving Credit Loans and a Rebuild Reserve shall be created in the amount of such proceeds, until the earliest of (1) Agent's and Majority Lenders' decision with respect thereto, (2) the expiration of one hundred eighty
         (180) days from the date of such request, unless the applicable Borrower or Subsidiary has committed to replace or rebuild the damaged Property, or (3) the expiration of three hundred sixty (360) days from such request. If Borrowers decide and commit to repair or replace the applicable Property as provided in clause (ii) above or if Agent and Majority Lenders agree, in their reasonable judgment, to permit any such repair or replacement under clause (iii) above, the applicable amount shall, unless an Event of Default is in existence, be released from the Rebuild Reserve (with the amount of the Rebuild Reserve being reduced on a dollar-for-dollar basis for each dollar that is so released) to the applicable Borrower or Subsidiary as needed for use in replacing or repairing the damaged Property during such three hundred sixty (360) day period, with any remaining amount at the end of such three hundred sixty (360) day period applied to the Obligations in the manner specified in the second sentence of this subsection 3.3.1 until payment thereof in full; and in the case of clause (iii) above, if either Agent or Majority Lenders decline to permit any such repair or replacement or fail to respond to Borrowers within such three hundred sixty (360) day period, or if the applicable Borrower or Subsidiary has failed to commit to replace or rebuild the damaged Property within such one hundred eighty (180) day period, such amount shall be released from the Rebuild Reserve and applied to the Obligations in the manner specified in the second sentence of this subsection 3.3.1 until payment thereof in full. It is acknowledged and agreed that any of the one hundred eighty (180) day or three hundred sixty (360) day periods set forth in this subsection 3.3.1 may be extended with the approval of Majority Lenders.

                  Nothing in this subsection 3.3.1 shall be construed to constitute Agent's or any Lender's consent to the consummation of any disposition or other transaction that is not otherwise permitted by another provision of this Agreement (including, without limitation, subsection 8.2.9 hereof) or another Loan Document.

                  3.3.2 Proceeds from Issuance of Additional Indebtedness or Equity.

                  If Ultimate Parent, Parent or any Borrower issues any additional Indebtedness or issues any additional equity for cash (other than equity (including stock options) issued to officers and employees in connection with incentive plans, equity resulting in proceeds used to make Capital Expenditures and equity resulting in proceeds used to consummate a Permitted Acquisition, in each case to the extent that the proceeds of such equity are promptly used as consideration for all or a portion of the purchase price for such Capital Expenditure or Permitted Acquisition) in a manner permitted under this Agreement, Borrowers shall pay to Agent for the ratable benefit of Lenders, when and as received by Ultimate Parent, Parent or any Borrower and as a mandatory prepayment of the Obligations, a sum equal to 50% of the net proceeds to Ultimate Parent, Parent or such Borrower of the issuance of such Indebtedness or equity; provided, that the foregoing shall not apply in connection with an issuance of Indebtedness or equity to a Person that is a Related Person of a Borrower. Any such prepayment shall be applied to the Loans in the manner specified in the second sentence of subsection 3.3.1 until payment thereof in full.

                  3.3.3 Other Mandatory Prepayments.

                  At any time when a Dominion Period is in effect, if any Borrower or any Subsidiary receives any cash proceeds from any tax refunds actually received, indemnity payments or pension plan reversions, Borrowers shall jointly and severally pay to Agent for the benefit of Lenders, when and as received by such Borrower or such Subsidiary, and as a mandatory prepayment of the Obligations, a sum equal to 100% of such proceeds of such tax refund, indemnity payment or pension plan reversions. Any such prepayment shall be applied to the Obligations in the manner specified in the third sentence of subsection
         3.3.1 until payment thereof in full.

                  3.3.4 LIBOR Portions.

                  If the application of any payment made in accordance with the provisions of this Section 3.3 at a time when no Event of Default has occurred and is continuing would result in termination of a LIBOR Portion prior to the last day of the Interest Period for such LIBOR Portion, the amount of such prepayment shall not be applied to such LIBOR Portion, but will, at Borrowers' option, be held by Agent in a non-interest bearing account at a Lender or another bank satisfactory to Agent in its discretion, which account is in the name of Agent and from which account only Agent can make any withdrawal, in each case to be applied as such amount would otherwise have been applied under this
         Section 3.3 at the earlier to occur of (i) the last day of the relevant Interest Period or (ii) the occurrence of a Default or an Event of Default.

                  3.3.5 Optional Prepayments.

                  Borrowers may, at their option from time to time upon not less than 3 days prior written notice to Agent, prepay installments of the Term Notes, provided that the amount of any such prepayment is at least $500,000 and in integral multiples of $100,000 above $500,000, and that such prepayments are made ratably with respect to all Term Notes. Each such prepayment shall be applied first, to the future installments of principal due under the Term Notes on a ratable basis (exclusive of the final installment of principal that is due on October 8, 2008) until such future installments of principal are paid in full and second, to the final installment of principal due under the Term Notes on October 8, 2008 until paid in full. Except for charges applicable to prepayments of LIBOR Term Portions and except for charges payable under
         Section 2.6, such prepayments shall be without premium or penalty.

                  3.3.6 Optional Reductions of Revolving Loan Commitments.

                  Borrowers may, at their option from time to time upon not less than 3 Business Days' prior written notice to Agent, terminate in whole or permanently reduce ratably in part, the unused portion of the Revolving Loan Commitments, provided however, that (i) each such partial reduction shall be in an amount of $2,000,000 or integral multiples of $1,000,000 in excess thereof and (ii) unless the Agreement is terminated pursuant to subsection 4.2.2, the aggregate of all optional reductions to the Revolving Credit Commitments may not exceed $10,000,000 during any 12 month period or $20,000,000 during the Term. Except for charges under subsection 3.2.5 applicable to prepayments of LIBOR Revolving Portions and except for charges payable under Section 2.6, such prepayments shall be without premium or penalty.

                  3.4 Application of Payments and Collections.

                  3.4.1 Collections.

                  All items of payment received by Agent in immediately available funds by 12:00 noon, Chicago, Illinois, time, on any Business Day shall be deemed received on that Business Day. All items of payment received after 12:00 noon, Chicago, Illinois, time, on any Business Day shall be deemed received on the following Business Day. If as the result of collections of Accounts as authorized by subsection 6.2.4 hereof or otherwise (including, without limitation, as authorized under subsection 3.3.3 and under subsection 6.1.2), a credit balance exists in the Loan Account, such credit balance shall not accrue interest in favor of Borrowers, but shall be disbursed to a Borrower or otherwise at a Borrower's direction in the manner set forth in subsection 3.1.2, upon a Borrower's request at any time, so long as no Event of Default then exists (it being acknowledged and agreed that such Borrower may direct the disbursement of such credit balance to an operating account, with no requirement that such amount that is disbursed to such operating account be deposited in a Dominion Account). Agent may at its option, offset such credit balance against any of the Obligations upon and during the continuance of an Event of Default.

                  3.4.2 Apportionment, Application and Reversal of Payments.

         Principal and interest payments shall be apportioned ratably among Lenders (according to the unpaid principal balance of the Loans to which such payments relate held by each Lender). All payments shall be remitted to Agent and all such payments not relating to principal or interest of specific Loans, or not constituting payment of specific fees, and all proceeds of Accounts, or, except as provided in subsection 3.3.1, other Collateral received by Agent, including without limitation all amounts deposited in a Dominion Account, shall be applied, ratably, subject to the provisions of this Agreement and whether or not an Event of Default exists, first, to pay any fees, indemnities, or expense reimbursements (other than amounts related to Product Obligations) then due to Agent or Lenders from any Borrower; second, to pay interest due from Borrowers in respect of all Loans, including Swingline Loans and Agent Loans; third, to pay or prepay principal of Swingline Loans and Agent Loans; fourth, to pay or prepay principal of the Revolving Credit Loans (other than Swingline Loans and Agent Loans) and unpaid reimbursement obligations in respect of Letters of Credit; fifth, to pay an amount to Agent equal to all outstanding Letter of Credit Obligations to be held as cash Collateral for such Obligations (in an amount of 105% of the aggregate amount thereof); sixth, to payor prepay principal of the Term Loan seventh, to the payment of any other Obligation (other than amounts related to Product Obligations) due to the Agent or any Lender by any Borrower; and eighth, to pay any amounts owing in respect of Product Obligations. As between Agent and Borrowers, after the occurrence and during the continuance of an Event of Default, Agent shall have the continuing exclusive right to apply and reapply any and all such payments and collections received at any time or times hereafter by Agent or its agent against the Obligations, in such manner as Agent may deem advisable, notwithstanding any entry by Agent or any Lender upon any of its books and records.

                  3.5 All Loans to Constitute One Obligation.

                  The Loans, Letters of Credit and LC Guarantees shall constitute one general joint and several Obligation of Borrowers, and shall be secured by Agent's Lien upon all of the Collateral.

                  3.6 Loan Account.

                  Agent shall enter all Loans as debits to one or more loan accounts (each, a "Loan Account") and shall also record in the Loan Account all payments made by or on behalf of each Borrower on any Obligations and all proceeds of Collateral which are finally paid to Agent, and may record therein, in accordance with customary accounting practice, other debits and credits, including interest and all charges and expenses properly chargeable to each Borrower.

                  3.7 Statements of Account.

                  Agent will account to Borrowers monthly with a statement of Loans, charges and payments made pursuant to this Agreement during the immediately preceding month, and such account rendered by Agent shall be deemed final, binding and conclusive upon Borrowers absent demonstrable error unless Agent is notified by Borrowers in writing to the contrary within 90 days of the date each accounting is received by Borrowers. Such notice shall only be deemed an objection to those items specifically objected to therein.

                  3.8 Increased Costs.

                  If any law or any governmental or quasi-governmental rule, regulation, policy, guideline or directive (whether or not having the force of law, but if not having the force of law, being a guideline or directive with which such Lender is accustomed to comply) adopted or implemented after the date of this Agreement and having general applicability to all banks or finance companies within the jurisdiction in which any Lender operates (excluding, for the avoidance of doubt, the effect of and phasing in of capital requirements or other regulations or guidelines passed prior to the date of this Agreement), or any interpretation or application thereof by any governmental authority charged with the interpretation or application thereof, or the compliance of such Lender therewith, shall:

                           (i) (I) subject such Lender to any United States taxes with respect to this Agreement (other than (a) any tax based on or measured by net income or otherwise in the nature of a net income tax, including, without limitation, any franchise tax or any similar tax based on capital, net worth or comparable basis for measurement and (b) any tax collected by a withholding on payments and which neither is computed by reference to the net income of the payee nor is in the nature of an advance collection of a tax based on or measured by the net income of the payee) or (2) change the basis of taxation of payments to such Lender of principal, fees, interest or any other amount payable hereunder or under any Loan Documents (other than in respect of ( a) any tax based on or measured by net income or otherwise in the nature of a net income tax, including, without limitation, any franchise tax or any similar tax based on capital, net worth or comparable basis for measurement and (b) any tax collected by a withholding on payments and which neither is computed by reference to the net income of the payee nor is in the nature of an advance collection of a tax based on or measured by the net income of the payee; provided, that in either case the Lender shall have complied with the requirements of Section 2.12.2 to the extent applicable to such Lender);

                           (ii) impose, modify or hold applicable any reserve (except any reserve taken into account in the determination of the applicable LIBOR), special deposit, assessment or similar requirement against assets held by, or deposits in or for the account of, advances or loans by, or other credit extended by, any office of such Lender, including (without limitation) pursuant to Regulation D of the Board of Governors of the Federal Reserve System; or

                           (iii)    impose on such Lender or the London
                  interbank market any other condition with respect to any Loan Document;

and the result of any of the foregoing is to increase the cost to such Lender of making, renewing or maintaining Loans hereunder or the result of any of the foregoing is to reduce the rate of return on such Lender's capital as a consequence of its obligations hereunder, or the result of any of the foregoing is to reduce the amount of any payment (whether of principal, interest or otherwise) in respect of any of the Loans, then, in any such case, Borrowers shall jointly and severally pay such Lender, upon demand and certification not later than sixty (60) days following its receipt of notice of the imposition of such increased costs, such additional amount as will compensate such Lender for such additional cost or such reduction, as the case may be, to the extent such Lender has not otherwise been compensated, with respect to a particular Loan, for such increased cost as a result of an increase in the Base Rate or the LIBOR. An officer of the applicable Lender shall reasonably determine the amount of such additional cost or reduced amount using reasonable averaging and attribution methods and shall certify the amount of such additional cost or reduced amount to Borrowers, which certification shall include a written explanation of such additional cost or reduction to Borrowers. Such certification shall be conclusive absent manifest error. If a Lender claims any additional cost or reduced amount pursuant to this Section 3.8, then such Lender shall use reasonable efforts (consistent with legal and regulatory restrictions) to designate a different lending office (and update the Register, as applicable) or to file any certificate or document reasonably requested by Borrowers, or take any other action requested by Borrowers that is not inconsistent with such Lender's internal policies, if the making of such designation or filing or the taking of such action would avoid the need for, or reduce the amount of, any such additional cost or reduced amount and would not in good faith, in the sole reasonable discretion of such Lender, be otherwise disadvantageous to such Lender.

                  3.9 Basis for Determining Interest Rate Inadequate.

                  In the event that Agent or any Lender shall have determined that:

                           (i)      reasonable means do not exist for
                  ascertaining the LIBOR for any Interest Period; or

                           (ii) Dollar deposits in the relevant amount and for the relevant maturity are not available in the London interbank market with respect to a proposed LIBOR Portion, or a proposed conversion of a Base Rate Portion into a LIBOR Portion; then

Agent or such Lender shall give Borrowers prompt written, telephonic or electronic notice of the determination of such effect. If such notice is given,
(i) any such requested LIBOR Portion shall be made as a Base Rate Portion, unless Borrowers shall notify Agent no later than 10:00 a.m. (Chicago, Illinois time) three (3) Business Days prior to the date of such proposed borrowing that the request for such borrowing shall be canceled or made as an unaffected type of LIBOR Portion, and (ii) any Base Rate Portion which was to have been converted to an affected type of LIBOR Portion shall be continued as or converted into a Base Rate Portion, or, if Borrowers shall notify Agent, no later than 10:00 a.m. (Chicago, Illinois time) three (3) Business Days prior to the proposed conversion, shall be maintained as an unaffected type of LIBOR Portion.

                  3.10 Sharing of Payments, Etc.

                  If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of any Loan made by it in excess of its ratable share of payments on account of Loans made by all Lenders, such Lender shall forthwith purchase from each other Lender such participation in such Loan as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each other Lender; provided, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lenders the purchase price to the extent of such recovery, together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. Borrowers agree that any Lender so purchasing a participation from another Lender pursuant to this Section 3.10 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-oft) with respect to such participation as fully as if such Lender were the direct creditor of each Borrower in the amount of such participation. Notwithstanding anything to the contrary contained herein, all purchases and repayments to be made under this Section 3.10 shall be made through Agent.

                  3.11 Optional Prepayment/Replacement of Lenders.

                  If (a) Borrowers are required to pay increased sums to a particular Lender pursuant to the last sentence of subsection 2.12.1 or Section 3.8, (b) Borrowers are notified that a Lender will not make or maintain LIBOR Portions pursuant to subsection 3.1.10 or Section 3.9, ( c) a particular Lender refuses or fails to execute a waiver of any provision hereof or a consent to any amendment hereto that has been requested by Borrowers and approved by Majority Lenders or (d) a particular Lender has exercised its option to refuse to fund additional Revolving Credit Loans during the existence of a Default or Event of Default pursuant to subsection 10.2.2 at a time when Majority Lenders continue funding Revolving Credit Loans notwithstanding the existence of such Default or Event of Default (any such Lender, an "Affected Lender"), Borrowers may obtain, at Borrowers' expense, a replacement Lender ("Replacement Lender") for such Affected Lender, which Replacement Lender shall be reasonably satisfactory to Agent. In the event Borrowers obtain a Replacement Lender that will refinance all outstanding Obligations owed to such Affected Lender and assume its entire Revolving Loan Commitment hereunder within one hundred twenty (120) days following notice of Borrowers' intention to do so, the Affected Lender shall sell and assign all of its rights and delegate all of its obligations under this Agreement to such Replacement Lender in accordance with the provisions of subsection 11.9.1, provided that Borrowers have reimbursed such Affected Lender for (1) any fees owing by such Affected Lender under subsection 11.9.1 and (2) the amount of fees and expenses as to which such Affected Lender is entitled to reimbursement by Borrowers hereunder through the date of such sale and assignment.

                        SECTION 4. TERM AND TERMINATION

                  4.1 Term of Agreement.

                  Subject to the right of Lenders to cease making Loans to Borrowers during the continuance of any Default or Event of Default, this Agreement shall be in effect for a period of 5 years from the date hereof, through and including October 8, 2008 (the "Term"), unless terminated as provided in Section 4.2 hereof.

                  4.2 Termination.

                  4.2.1 Termination by Lenders.

                  Agent may, and at the direction of Majority Lenders shall, terminate this Agreement upon notice during the continuance of an Event of Default.

                  4.2.2 Termination by Borrowers.

                  Upon at least 10 days prior written notice to Agent and Lenders, Borrowers may, at their option, terminate this Agreement; provided, however, no such termination shall be effective until Borrowers have paid or collateralized to Agent's reasonable satisfaction all of the Obligations (other than unasserted contingent indemnity obligations) in immediately available funds, all Letters of Credit and LC Guaranties have expired, terminated or have been cash collateralized (in an amount equal to 105% of the LC Amount) to Agent's reasonable satisfaction and Borrowers have complied with subsection
         3.2.5. Without limiting Borrowers' right to reduce the amount of the Revolving Loan Commitments pursuant to subsection 3.3.6, Borrowers may elect to terminate this Agreement in its entirety only. No section of this Agreement or type of Loan available hereunder may be terminated singly.

                  4.2.3 Effect of Termination.

                  All of the Obligations shall be immediately due and payable upon the termination date stated in any notice of termination of this Agreement. All undertakings, agreements, covenants, warranties and representations of Borrowers contained in the Loan Documents shall survive any such termination and Agent shall retain its Liens in the Collateral and Agent and each Lender shall retain all of its rights and remedies under the Loan Documents notwithstanding such termination until Borrowers have paid or collateralized to Agent's reasonable satisfaction all of the Obligations (other than unasserted contingent indemnity obligations) in immediately available funds, all Letters of Credit and LC Guaranties have expired, terminated or have been cash collateralized (in an amount equal to 105% of the LC Amount) to Agent's reasonable satisfaction and Borrowers have complied with subsection 3.2.5; and, upon such payments and other events having occurred, Agent's Liens on the Collateral shall terminate (other than Collateral specifically retained to collateralize outstanding Obligations) and Agent shall, at the expense of Borrowers, execute and deliver any and all termination statements, releases and other documents reasonably requested by Borrowers to evidence such termination. Notwithstanding the foregoing, Agent shall not be required to terminate its Liens in the Collateral unless, solely to the extent necessary to protect against any loss or damage Agent may incur as a result of dishonored checks or other returned items of payment received by Agent from any Borrower or any Account Debtor and applied to the Obligations, Agent shall, at its option, (i) have received a written agreement reasonably satisfactory to Agent, executed by Borrowers and by any Person whose loans or other advances to any Borrower are used in whole or in part to satisfy the Obligations, indemnifying Agent and each Lender from any such loss or damage or (ii) have retained cash Collateral or other Collateral for such period of time as Agent, in its reasonable discretion, may deem necessary to protect Agent and each Lender from any such loss or damage.

                         SECTION 5. SECURITY INTERESTS

                  5.1 Security Interest in Collateral.

                  To secure the prompt payment and performance to Agent and each Lender of the Obligations, each Borrower hereby grants to Agent for the benefit of itself and each Lender a continuing Lien upon all of such Borrower's assets, including all of the following Property and interests in Property of such Borrower, whether now owned or existing or hereafter created, acquired or arising and wheresoever located:

                           (i)      Accounts;

                           (ii)     Certificated Securities;

                           (iii)    Chattel Paper;

                           (iv) Computer Hardware and Software and all rights with respect thereto, including, any and all licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications, and any substitutions, replacements, additions or model conversions of any of the foregoing;

                           (v)      Contract Rights;

                           (vi)     Deposit Accounts;

                           (vii)    Documents;

                           (viii)   Equipment;

                           (ix)     Financial Assets;

                           (x)      Fixtures;

                           (xi) General Intangibles, including Payment Intangibles and Software;

                           (xii) Goods (including all of its Equipment, Fixtures and Inventory), and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor;

                           (xiii)   Instruments;

                           (xiv)    Intellectual Property;

                           (xv)     Inventory;

                           (xvi)    Investment Property;

                           (xvii)   money (of every jurisdiction whatsoever);

                           (xviii)  Letter-of-Credit Rights;

                           (xix)    Payment Intangibles;

                           (xx)     Security Entitlements;

                           (xxi)    Software;

                           (xxii)   Supporting Obligations;

                           (xxiii)  Uncertificated Securities; and

                           (xxiv) to the extent not included in the foregoing, all other personal property of any kind or description;

together with all books, records, writings, data bases, information and other property relating to, used or useful in connection with, or evidencing, embodying, incorporating or referring to any of the foregoing, and all Proceeds, products, offspring, rents, issues, profits and returns of and from any of the foregoing; provided, that to the extent that the provisions of any lease, license, contract, permit, Document or Instrument expressly prohibit (which prohibition is enforceable under applicable law) any assignment thereof (unless such prohibition specifically excludes from its scope an assignment for collateral security purposes) or the grant of a Lien therein, (i) Agent will not enforce its Lien in the applicable Borrower's rights under such lease, license, contract, permit, Document or Instrument (other than in respect of the Proceeds thereof) for so long as such prohibition continues, and (ii) to the extent a violation of any such prohibition caused by the Lien under this Section 5.1 would allow the counterparty to any such lease, license, contract, permit, Document or Instrument to terminate the same under applicable law, then such lease, license, contract, permit, Document or Instrument (other than in respect of the Proceeds thereof) shall not constitute Collateral for so long as such prohibition continues; it being understood that upon request of Agent, such Borrower will in good faith use reasonable efforts to obtain consent for the creation of a Lien in favor of Agent (and to Agent's enforcement of such Lien) in any lease, license, contract, permit, Document or Instrument that prohibits any assignment thereof or the grant of a Lien therein; and provided, further, that no Lien is granted in any "intent to use" trademark applications until such time as a verified statement of use is filed.

                  5.2 Other Collateral.

                  5.2.1 Commercial Tort Claims. The applicable Borrower shall promptly notify Agent in writing upon having a Commercial Tort Claim that arises after the Closing Date against any third party and, upon request of Agent, promptly enter into an amendment to this Agreement and take such other action reasonably deemed necessary by Agent to give Agent a security interest in any such Commercial Tort Claim. Each Borrower represents and warrants that as of the date of this Agreement, to its knowledge, it does not have any Commercial Tort Claims.

                  5.2.2 Other Collateral. The applicable Borrower shall promptly notify Agent in writing upon acquiring or otherwise obtaining any Collateral after the date hereof consisting of Deposit Accounts, Investment Property or Letter-of-Credit Rights in (or relating to) an amount in excess of $250,000 or Electronic Chattel Paper in (or relating to) an amount in excess of $1,000,000 and, upon the request of Agent, promptly execute such other documents, and do such other acts or things deemed appropriate by Agent to deliver to Agent control with respect to such Collateral; promptly notify Agent in writing upon acquiring or otherwise obtaining any Collateral after the date hereof consisting of Documents or Instruments in (or relating to) an amount in excess of $250,000 and, upon the request of Agent, will promptly execute such other documents, and take such other action deemed appropriate by Agent to deliver to Agent possession of such Documents which are negotiable and Instruments, and, with respect to nonnegotiable Documents, to have such nonnegotiable Documents issued in the name of Agent; and with respect to Collateral having a value in excess of $250,000 that is in the possession of a third party, other than Certificated Securities and Goods covered by a Document, obtain an acknowledgement from the third party that it is holding the Collateral for the benefit of Agent.

                  5.3 Lien Perfection; Further Assurances.

                  Each Borrower shall execute such instruments, assignments or documents as are necessary to perfect Agent's Lien upon any of the Collateral and shall take such other action as may be required to perfect or to continue the perfection of Agent's Lien upon the Collateral. Unless prohibited by applicable law, each Borrower hereby authorizes Agent to execute and file any such financing statement, including, without limitation, financing statements that indicate the Collateral (i) as all assets of such Borrower or words of similar effect, or (ii) as being of an equal or lesser scope, or with greater or lesser detail, than as set forth in Section 5.1, on such Borrower's behalf. Each Borrower also hereby ratifies its authorization for Agent to have filed in any jurisdiction any like financing statements or amendments thereto if filed prior to the date hereof. The parties agree that a carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement and may be filed in any appropriate office in lieu thereof. At Agent's request, each Borrower shall also promptly execute or cause to be executed and shall deliver to Agent any and all documents, instruments and agreements reasonably deemed necessary by Agent to give effect to or carry out the terms of the Loan Documents.

                  5.4 Lien on Realty.

                  The due and punctual payment and performance of the Obligations shall also be secured by the Lien created by Mortgages upon all real Property of each Borrower now or hereafter owned (it being agreed and understood that Belcher will not execute and deliver a Mortgage with respect to the Belcher Parcel unless and until it has title to the Belcher Parcel sufficient to allow Belcher to provide such a Mortgage). Each Mortgage shall be executed by the applicable Borrower in favor of Agent. Each Mortgage shall be duly recorded, at Borrowers' joint and several expense, in each office where such recording is required to constitute a fully perfected first Lien on the real Property covered thereby. If so requested by Agent or Majority Lenders, the applicable Borrower shall deliver to Agent, at Borrowers' joint and several expense, mortgagee title insurance policies issued by a title insurance company that is selected by Borrowers and reasonably satisfactory to Agent, which policies shall be in form and substance reasonably satisfactory to Agent and shall insure a valid first Lien in favor of Agent, for the benefit of itself and the Lenders, on the Property covered by each Mortgage (other than with respect to the Belcher Parcel, the Ashland Parcel and the real Property of Neenah located at 500 Winneconne Avenue in Neenah, Wisconsin), subject only to those exceptions reasonably acceptable to Agent and its counsel. The applicable Borrower shall deliver to Agent such other documents, including, without limitation, as-built survey prints of the real Property, as Agent and its counsel may reasonably request relating to the real Property subject to the Mortgages, other than with respect to the Belcher Parcel, the Ashland Parcel and the real Property of Neenah located at 500 Winneconne Avenue in Neenah, Wisconsin.

                      SECTION 6. COLLATERAL ADMINISTRATION

                  6.1 General.

                  6.1.1 Location of Collateral. All Collateral, other than Goods in transit, motor vehicles, Goods (other than Eligible Inventory) in the possession of employees in the ordinary course of business and other miscellaneous immaterial items of Collateral not having a value that exceeds $250,000 in the aggregate, will at all times be kept by a Borrower or one of its Subsidiaries, or a bailee, distributor, consignee, warehousemen or similar party of a Borrower or one of its Subsidiaries, at one or more of the business locations set forth in
         Exhibit 6.1.1 hereto, as updated by Borrowers providing prior written notice to Agent of any new location.

                  6.1.2 Insurance of Collateral. Borrowers shall maintain and pay for insurance upon all Collateral wherever located and with respect to the business of each Borrower and each of its Subsidiaries, covering casualty, hazard, public liability, workers' compensation, business interruption and such other risks in such amounts and with such insurance companies as are reasonably satisfactory to Agent. Borrowers shall deliver certified copies of such policies to Agent as promptly as practicable, with satisfactory lender's loss payable endorsements, naming Agent (on behalf of the Lenders) as a loss payee, assignee or additional insured, as appropriate, as its interest may appear, showing only such other loss payees, assignees and additional insureds as are satisfactory to Agent and with respect to business interruption insurance, an executed collateral assignment thereof. Each policy of insurance or endorsement shall contain a clause requiring the insurer to give not less than 10 days' prior written notice to Agent in the event of cancellation of the policy for nonpayment of premium and not less than 30 days' prior written notice to Agent in the event of cancellation of the policy for any other reason whatsoever and a clause specifying that the interest of Agent shall not be impaired or invalidated by any act or neglect of any Borrower, any of its Subsidiaries or the owner of the Property or by the occupation of the premises for purposes more hazardous than are permitted by said policy. Borrowers agree to deliver to Agent, promptly as rendered, true copies of all reports made in any reporting forms to insurance companies. At any time when a Dominion Period is in effect, all net proceeds of business interruption insurance (if any) of each Borrower and its Subsidiaries shall be remitted to Agent for application to the outstanding balance of the Revolving Credit Loans (subject to the third sentence of subsection 3.4.1).

                  By its execution of this Agreement, Agent acknowledges that, as of the date hereof, the insurance coverages of Borrowers and its Subsidiaries and the insurance companies providing such coverages are satisfactory to Agent in its reasonable judgment.

                  Unless Borrowers provide Agent with evidence of the insurance coverage required by this Agreement, Agent may purchase insurance at Borrowers' joint and several expense to protect Agent's interests in the Properties of each Borrower and its Subsidiaries. This insurance may, but need not, protect the interests of each Borrower and its Subsidiaries. The coverage that Agent purchases may not pay any claim that a Borrower or any Subsidiary of such Borrower makes or any claim that is made against a Borrower or any such Subsidiary in connection with said Property. Borrowers may later cancel any insurance purchased by Agent, but only after providing Agent with evidence that Borrowers and their Subsidiaries have obtained insurance as required by this Agreement If Agent purchases insurance, Borrowers will be jointly and severally responsible for the costs of that insurance, including interest and any other charges Agent may impose in connection with the placement of insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to the Obligations. The costs of the insurance may be more than the cost of insurance that Borrowers and the Subsidiaries may be able to obtain on their own.

                  6.1.3 Protection of Collateral. Neither Agent nor any Lender shall be liable or responsible in any way for the safekeeping of any of the Collateral or for any loss or damage thereto (except for reasonable care in the custody thereof while any Collateral is in Agent's or any Lender's actual possession) or for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency, or other person whomsoever, but the same shall be at Borrowers' sole risk.

                  6.2 Administration of Accounts.

                  6.2.1 Records, Schedules and Assignments of Accounts. Each Borrower shall keep accurate and complete records in all material respects of its Accounts and all payments and collections thereon and shall submit to Agent on such periodic basis as Agent shall reasonably request a sales and collections report for the preceding period, in form consistent with the reports currently prepared by such Borrower with respect to such information. Concurrently with the delivery of each Borrowing Base Certificate described in subsection 8.1.4, or more frequently as reasonably requested by Agent, from and after the date hereof, each Borrower shall deliver to Agent a detailed aged trial balance of all of its Accounts, specifying the names, addresses, face values, dates of invoices and due dates for each Account Debtor obligated on an Account so listed ("Schedule of Accounts"), and upon Agent's request therefor, copies of proof of delivery and the original copy of all documents, including, without limitation, repayment histories and present status reports relating to the Accounts so scheduled and such other matters and information relating to the status of then existing Accounts as Agent shall reasonably request. During the continuance of an Event of Default, if requested by Agent, each Borrower shall execute and deliver to Agent formal written assignments of all of its Accounts weekly, which shall include all Accounts that have been created since the date of the last assignment, together with copies of invoices or invoice registers related thereto.

                  6.2.2 Discounts, Allowances, Disputes. If a Borrower grants any discounts, allowances or credits that are not shown on the face of the invoice for the Account involved, such Borrower shall report such discounts, allowances or credits, as the case may be, to Agent as part of the next required Schedule of Accounts.

                  6.2.3 Account Verification. Any of Agent's officers, employees or agents shall have the right, at any time or times hereafter, in the name of Agent, any designee of Agent or a Borrower, to verify the validity and amount of any Accounts by mail, telephone, electronic communication or otherwise; provided, that Agent shall conduct Account verifications with appropriate discretion in accordance with its customary practices and procedures solely to verify the validity and amounts of Accounts and, so long as no Event of Default has occurred and is continuing, (a) Agent shall provide Borrowers with at least 1 Business Day's prior notice that Agent will be conducting Account verifications pursuant to this subsection 6.2.3 (it being understood that Agent shall have no duty to identify any of the specific Account Debtors to be contacted by Agent in connection therewith) and (b) Agent shall afford Borrowers the opportunity to have an observational role with respect to any Account verifications conducted pursuant to this subsection 6.2.3 (it being understood that Borrowers shall have no right to be an active participant with respect to any such Account verifications). Each Borrower shall cooperate with all reasonable requests of Agent in an effort to facilitate and promptly conclude any such verification process.

                  6.2.4 Maintenance of Dominion Account. Each Borrower shall maintain a Dominion Account or Accounts pursuant to lockbox and blocked account arrangements acceptable to Agent with such banks as may be selected by such Borrower and be acceptable to Agent. Each Borrower shall issue to any such banks an irrevocable letter of instruction directing such banks to deposit all payments or other remittances received in the lockbox and blocked accounts to the Dominion Account. Each Borrower shall obtain the agreement by the applicable banks in favor of Agent to waive any recoupment, setoff rights, and any security interest in, or against, the funds so deposited. All funds deposited in the Dominion Account shall be available to Borrowers at their discretion unless a Dominion Period is in effect. If a Dominion Period (including, without limitation, the Initial Dominion Period) is in effect, all funds in the Dominion Account shall (i) immediately become the property of Agent, for the ratable benefit of Lenders and (ii) be applied on account of the Obligations as provided in subsection 3.2.1. If a Dominion Event occurs at any time after the Initial Dominion Period, Agent may, and at the direction of Majority Lenders Agent shall, send the appropriate notice to Borrowers to commence a new Dominion Period.

                  6.2.5 Collection of Accounts, Proceeds of Collateral. Each Borrower agrees that all invoices rendered and other requests made by such Borrower for payment in respect of Accounts shall contain a written statement directing payment in respect of such Accounts to be paid to a lockbox or a blocked account established pursuant to subsection 6.2.4. To expedite collection, each Borrower shall endeavor in the first instance to make collection of its Accounts for Agent in a manner that is consistent with the ordinary course of its business. All remittances received by each Borrower on account of Accounts, together with the proceeds of any other Collateral, shall be immediately deposited in kind in the Dominion Account and shall, at any time when a Dominion Period is in effect, be held by such Borrower until such deposit has occurred as trustee of an express trust on behalf of Agent (for its benefit and the benefit of the Lenders). Agent retains the right at all times after the occurrence and during the continuance of an Event of Default to notify Account Debtors that each Borrower's Accounts have been assigned to Agent and to collect each Borrower's Accounts directly in its own name, or in the name of Agent's agent, and to charge the collection costs and expenses, including attorneys' fees, jointly and severally to Borrowers.

                  6.2.6 Taxes. If an Account includes a charge for any tax payable to any governmental taxing authority, Agent is authorized, in its sole discretion, to pay the amount thereof to the proper taxing authority for the account of any Borrower and to charge that Borrower for such tax, except for taxes that (i) are being actively contested in good faith and by appropriate proceedings and for which the applicable Borrower maintains reasonable reserves on its books and (ii) would not reasonably be expected to result in any Lien other than a Permitted Lien. In no event shall Agent or any Lender be liable for any taxes of any Borrower due and payable to any governmental taxing authority.

                  6.3 Administration of Inventory.

                  Each Borrower shall keep records of its Inventory which records shall be complete and accurate in all material respects. Each Borrower shall furnish to Agent Inventory reports concurrently with the delivery of each Borrowing Base Certificate described in subsection 8.1.4 or more frequently as reasonably requested by Agent, which reports will be in such other format and detail as Agent shall reasonably request and shall include a current list of all locations of such Borrower's Inventory. Each Borrower shall conduct a physical inventory no less frequently than annually and shall provide to Agent a report based on each such physical inventory promptly thereafter, together with such supporting information as Agent shall reasonably request.

                  6.4 Administration of Equipment.

                  Each Borrower shall keep records of its Equipment which shall be complete and accurate in all material respects itemizing and describing the kind, type, quality, quantity and book value of its Equipment and all dispositions made in accordance with subsection 8.2.9 hereof, and each Borrower shall, and shall cause each of its Subsidiaries to, furnish Agent with a current schedule containing the foregoing information on at least an annual basis and more often during the continuance of an Event of Default if reasonably requested by Agent. Promptly after the request therefor by Agent, each Borrower shall deliver to Agent any and all evidence of ownership, if any, of any of its Equipment.

                  6.5 Payment of Charges.

                  All amounts chargeable to any Borrower under Section 6 hereof shall be Obligations secured by all of the Collateral, shall be payable on demand and shall bear interest from the date such advance was made until paid in full at the rate applicable to Base Rate Revolving Portions from time to time.

                   SECTION 7. REPRESENTATIONS AND WARRANTIES

                  7.1 General Representations and Warranties.

                  To induce Agent and each Lender to enter into this Agreement and to make advances hereunder, each Borrower warrants, represents and covenants to Agent and each Lender that:

                  7.1.1 Qualification. Each Borrower and each of its Subsidiaries is a corporation, limited partnership or limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization. Each Borrower and each of its Subsidiaries is duly qualified and is authorized to do business and is in good standing as a foreign limited liability company, limited partnership or corporation, as applicable, in (a) as of the date hereof, each state or jurisdiction listed on
         Exhibit 7.1.1 hereto and (b) all states and jurisdictions in which the failure of such Borrower or any of its Subsidiaries to be so qualified would reasonably be expected to have a Material Adverse Effect.

                  7.1.2 Power and Authority. Each Borrower and each of its Subsidiaries is duly authorized and empowered to enter into, execute, deliver and perform this Agreement and each of the other Loan Documents to which it is a party. The execution, delivery and performance of this Agreement and each of the other Loan Documents have been duly authorized by all necessary corporate or other relevant action and do not and will not (i) require any consent or approval of the shareholders of such Borrower or any of the shareholders, partners or members, as the case may be, of any Subsidiary of such Borrower; (ii) contravene such Borrower's or any of its Subsidiaries' charter, articles or certificate of incorporation, partnership agreement, certificate of formation, by-laws, limited liability agreement, operating agreement or other organizational documents (as the case may be); (iii) violate, or cause such Borrower or any of its Subsidiaries to be in default under, any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award in effect having applicability to such Borrower or any of its Subsidiaries, the violation of which would reasonably be expected to have a Material Adverse Effect; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which such Borrower or any of its Subsidiaries is a party or by which it or its Property may be bound or affected, the breach of or default under which could reasonably be expected to have a Material Adverse Effect; or (v) result in, or require, the creation or imposition of any Lien (other than Permitted Liens) upon or with respect to any of the Property now owned or hereafter acquired by such Borrower or any of its Subsidiaries.

                  7.1.3 Legally Enforceable Agreement. This Agreement is, and each of the other Loan Documents when delivered under this Agreement will be, a legal, valid and binding obligation of each Borrower and each of its Subsidiaries party thereto, enforceable against it in accordance with its respective terms, subject to the effects of applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting creditors' rights generally and equitable principles of general applicability (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  7.1.4 Capital Structure. Exhibit 7.1.4 hereto states, as of the date hereof, (i) the correct name of each of the Subsidiaries of each Borrower, its jurisdiction of incorporation or organization and the percentage of its Voting Stock owned by such Borrower, (ii) the name of each Borrower's and each of its Subsidiaries' corporate or joint venture relationships and the nature of the relationship, (iii) the number, nature and holder of all outstanding Securities of each Borrower and the holder of Securities of each Subsidiary of such Borrower and (iv) the number of authorized, issued and treasury Securities of each Borrower. Each Borrower has good title to all of the Securities it purports to own of each of such Subsidiaries, free and clear in each case of any Lien other than Permitted Liens. All such Securities have been duly issued and are fully paid and non-assessable. As of the date hereof, there are no outstanding options to purchase, or any rights or warrants to subscribe for, or any commitments or agreements to issue or sell any Securities or obligations convertible into, or any powers of attorney relating to any Securities of any Borrower or any of its Subsidiaries. Except as set forth on Exhibit 7.1.4, as of the date hereof, there are no outstanding agreements or instruments binding upon any of any Borrower's or any of its Subsidiaries' partners, members or shareholders, as the case may be, relating to the ownership of its Securities.

                  7.1.5 Names; Organization. As of the date hereof, within the last five years neither any Borrower nor any of its Subsidiaries has been known as or has used any legal, fictitious or trade names except those listed on Exhibit 7.1.5 hereto. Except as set forth on Exhibit 7.1.5, during the last 5 years neither any Borrower nor any of its Subsidiaries has been the surviving entity of a merger or consolidation or has acquired all or substantially all of the assets of any Person. As of the date hereof, each Borrower's and each of its Subsidiaries' state(s) of incorporation or organization, Type of Organization and Organizational I.D. Number is set forth on Exhibit 7.1.5. As of the date hereof, the exact legal name of each Borrower and each of its Subsidiaries is set forth on Exhibit 7.1.5.

                  7.1.6 Business Locations; Agent for Process. Each Borrower's and each of its Subsidiary's chief executive office, location of books and records and other places of business are as listed on Exhibit 6.1.1 hereto, as updated from time to time by Borrowers in accordance with the provisions of subsection 6.1.1. During the preceding six-month period, neither any Borrower nor any of its Subsidiaries has had a principal place of business, chief executive office or location of tangible Collateral (except for miscellaneous immaterial items of Collateral not having a value that exceeds $250,000 in the aggregate), other than as listed on Exhibit 6.1.1. All tangible Collateral is kept by a Borrower and its Subsidiaries in accordance with subsection 6.1.1. Except for miscellaneous immaterial items of Collateral not having a value that exceeds $250,000 in the aggregate or as shown on Exhibit 6.1.1, as of the date hereof, no Inventory is stored with a bailee, distributor, warehouseman or similar party, nor is any Inventory consigned to any Person.

                  7.1.7 Title to Properties: Priority of Liens. Each Borrower and each of its Subsidiaries has good, indefeasible and marketable title to and fee simple ownership of, or, to the extent relating to the leased location at 135 Church Street in Wheatland, Pennsylvania or at any leased property that involves rental payments exceeding $50,000 in the aggregate per fiscal year, valid leasehold interests in, all of its real Property, and good title to all of the Collateral and all of its other Property, in each case, free and clear of all Liens except Permitted Liens. Each Borrower and each of its Subsidiaries has paid or discharged all lawful claims that are due and payable which, if unpaid, would reasonably be expected to become a Lien against any of such Borrower's or such Subsidiary's Properties that is not a Permitted Lien. The Liens granted to Agent under Section 5 hereof are first priority Liens, subject only to Permitted Liens.

                  7.1.8 Accounts. Agent may rely, in determining which Accounts are Eligible Accounts, on all statements and representations made by each Borrower with respect to any Account or Accounts. With respect to each of each Borrower's Eligible Accounts, unless otherwise disclosed to Agent in writing:

                           (i) It is genuine and in all respects what it purports to be, and it is not evidenced by a judgment;

                           (ii) It arises out of a completed, bona fide sale and
                  delivery of goods or rendition of services by such Borrower, in the ordinary course of its business and in accordance with the material terms and conditions of all purchase orders, contracts or other documents relating thereto and forming a part of the contract between such Borrower and the Account Debtor;

                           (iii) It is for a liquidated amount maturing as stated in the duplicate invoice covering such sale or rendition of services, a copy of which has been furnished or is available to Agent;

                           (iv) There are no facts, events or occurrences which in any material way impair the validity or enforceability of any Eligible Accounts or tend to reduce the amount payable thereunder from the face amount of the invoice and statements delivered or made available to Agent with respect thereto;

                           (v) To the best of such Borrower's knowledge, the Account Debtor thereunder (1) had the capacity to contract at the time any contract or other document giving rise to the Eligible Account was executed and (2) such Account Debtor is Solvent; and

                           (vi) To the best of such Borrower's knowledge, there are no proceedings or actions which are threatened or pending against the Account Debtor thereunder which would reasonably be expected to result in any material adverse change in such Account Debtor's financial condition or the collectibility of such Account.

                  7.1.9 [INTENTIONALLY OMITTED].

                  7.1.10 Financial Statements; Fiscal Year. The Consolidated and consolidating balance sheets of Borrowers and Borrowers' Subsidiaries (including the accounts of all Subsidiaries of Borrowers and their respective Subsidiaries for the respective periods during which a Subsidiary relationship existed) as of April 30, 2003, and the related statements of income, changes in shareholder's equity, and changes in financial position for the period ended on such date, have been prepared in accordance with GAAP, and present fairly in all material respects the financial positions of Borrowers and such Subsidiaries, taken as a whole, at such date and the results of Borrowers' and such Subsidiaries' operations, taken as a whole, for such period. As of the date hereof, since April 30, 2003, there has been no material adverse change in the financial position of Borrowers and such Subsidiaries, taken as a whole, as reflected in the balance sheets as of such date, it being understood that (i) changes, events of effects primarily attributable to (a) the bankruptcy filing of the Chapter 11 Debtors or
         (b) the public announcement of such filing or the transactions contemplated thereby, and (ii) changes or events affecting general economic conditions, but not otherwise materially and adversely affecting the business, assets or financial condition of Borrowers' and Borrowers' Subsidiaries, shall not be considered material adverse changes for purposes of the foregoing. As of the date hereof, the fiscal year of Parent and each of its Subsidiaries ends on September 30 of each year.

                  7.1.11 Full Disclosure. The financial statements referred to in subsection 7.1.10 hereof do not, nor does this Agreement, the Plan of Reorganization, the Disclosure Statement, or any other written statement of any Borrower to Agent or any Lender contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not misleading in light of the circumstances in which they were made. To the best of Borrowers' knowledge after reasonable inquiry, there is no fact which any Borrower has failed to disclose to Agent or any Lender in writing which would reasonably be expected to have a Material Adverse Effect.

                  7.1.12 Solvent Financial Condition. After giving effect to the initial Loans to be made and the initial Letters of Credit and LC Guaranties to be issued hereunder, the issuance of the Secured Bonds and the Subordinated Bonds and the consummation of the other transactions contemplated hereby, each of Ultimate Parent, Parent, Borrowers and the Subsidiaries of Borrowers will be Solvent on a consolidated basis (after giving effect to all rights of contribution and the like).

                  7.1.13 Surety Obligations. Except as set forth on Exhibit 7.1.13, as of the date hereof, neither any Borrower nor any of its Subsidiaries is obligated as surety or indenmitor under any surety or similar bond or other contract issued for the benefit of any Person (including without limitation a Borrower or a Subsidiary of a Borrower) that in any case involves an amount exceeding $50,000, or has issued or entered into any agreement to assure payment, performance or completion of performance of any undertaking or obligation of any Person (including, without limitation, a Borrower or a Subsidiary of a Borrower) that in any case involves an amount exceeding $50,000, except as otherwise expressly permitted hereunder.

                  7.1.14 Taxes. Each Borrower and each of its Subsidiaries has filed all applicable federal, state and local tax returns and other reports relating to taxes it is required by law to file, other than such returns and reports where the amounts due and payable as shown do not exceed $100,000 individually or $250,000 in the aggregate, and each Borrower and each of its Subsidiaries has paid when due and payable, or made provision for the payment of when due and payable, all taxes shown on its returns and all assessments, fees, levies and other governmental charges shown thereon or therein, other than taxes, assessments, fees, levies and other governmental charges that do not exceed $100,000 individually or $250,000 in the aggregate, unless and to the extent any thereof are being actively contested in good faith and by appropriate proceedings and each Borrower and each of its Subsidiaries maintains reasonable reserves on its books therefor. The provision for taxes on the books of each Borrower and its Subsidiaries is adequate for the current fiscal year.

                  7.1.15 Brokers. Except as shown on Exhibit 7.1.15 hereto, there are no claims for brokerage commissions, finder's fees or investment banking fees payable by any Borrower or any of its Subsidiaries in connection with the transactions contemplated by this Agreement, including, without limitation, the issuance of the Secured Bonds and the Subordinated Bonds.

                  7.1.16 Patents, Trademarks, Copyrights and Licenses. Each Borrower and each of its Subsidiaries owns, possesses or licenses or has the right to use all the patents, trademarks, service marks, trade names, copyrights, licenses and other Intellectual Property necessary for the present and planned future conduct of its business without any known conflict with the rights of others, except for such conflicts as could not reasonably be expected to have a Material Adverse Effect. All patents, U.S. federally registered trademarks, U.S. federally registered service marks, U.S. federally registered trade names, U.S. federally registered copyrights, material licenses, and other material similar rights owned by a Borrower or a Subsidiary of a Borrower as of the date hereof (and not abandoned) are listed on Exhibit 7.1.16 hereto, as updated from time to time by notice to Agent. As of the date hereof, no claim has been asserted to any Borrower or any of its Subsidiaries which is currently pending that their use of their Intellectual Property or the conduct of their business does or may infringe upon the Intellectual Property rights of any third party. To the knowledge of each Borrower and except as set forth on Exhibit
         7.1.16 hereto, as of the date hereof, no Person is engaging in any activity that infringes in any material respect upon any Borrower's or any of its Subsidiaries material Intellectual Property. Except as set forth on Exhibit 7.1.16, each Borrower's and each of its Subsidiaries'
         (i) material trademarks, service marks, and copyrights are registered with the US. Patent and Trademark Office or in the U.S. Copyright Office, as applicable and (ii) neither any Borrower nor any of its Subsidiaries has any material license agreements. The consummation and performance of the transactions and actions contemplated by this Agreement and the other Loan Document, including without limitation, the exercise by Agent of any of its rights or remedies under Section 10, will not result in the termination or impairment of any of any Borrower's or any of its Subsidiaries ownership or rights relating to its Intellectual Property, except for such Intellectual Property rights the loss or impairment of which could not reasonably be expected to have a Material Adverse Effect.

                  7.1.17 Governmental Consents. Except as disclosed on Exhibit 7.1.17, each Borrower and each of its Subsidiaries has, and is in good standing with respect to, all governmental consents, approvals, licenses, authorizations, permits, certificates, inspections and franchises necessary to continue to conduct its business as heretofore or proposed to be conducted by it and to own or lease and operate its Property as now owned or leased by it, except where the failure to obtain, possess or so maintain such rights, consents, approvals, licenses, authorizations, permits, certificates, inspections and franchises would not reasonably be expected to have a Material Adverse Effect.

                  7.1.18 Compliance with Laws. Each Borrower and each of its Subsidiaries has duly complied, and its Property, business operations and leaseholds are in compliance with, the provisions of all federal, state and local laws, rules and regulations applicable to such Borrower or such Subsidiary, as applicable, its Property or the conduct of its business, except for such non-compliance as would not reasonably be expected to have a Material Adverse Effect, and there have been no citations, notices or orders of noncompliance issued to any Borrower or any of its Subsidiaries under any such law, rule or regulation, except where such noncompliance would not reasonably be expected to have a Material Adverse Effect or as disclosed on Exhibit 7.1.18. No Inventory has been produced in violation of the Fair Labor Standards Act (29 U.S.C. Section 201 et seq.), as amended.

                  7.1.19 Restrictions. Neither any Borrower nor any of its Subsidiaries is a party or subject to any contract or agreement which by its terms limits the right or ability of such Borrower or such Subsidiary to incur Indebtedness, other than as set forth on Exhibit
         7.1.19 hereto, none of which prohibit the execution of or compliance with this Agreement or the other Loan Documents by any Borrower or any of its Subsidiaries, as applicable.

                  7.1.20 Litigation. Except as set forth on Exhibit 7.1.20 hereto, there are no actions, suits, proceedings or investigations pending, or to the knowledge of each Borrower, threatened, against or affecting any Borrower or any of its Subsidiaries, or the business, operations, Property, prospects, profits or condition of any Borrower or any of its Subsidiaries which, singly or in the aggregate, would reasonably be expected to have a Material Adverse Effect. Neither any Borrower nor any of its Subsidiaries is in default with respect to any order, writ, injunction, judgment, decree or rule of any court, governmental authority or arbitration board or tribunal, which, singly or in the aggregate, would reasonably be expected to have a Material Adverse Effect, except as disclosed on Exhibit 7.1.20.

                  7.1.21 No Defaults. No event has occurred and no condition exists which would, upon or after the execution and delivery of this Agreement or any Borrower's performance hereunder, constitute a Default or an Event of Default. Neither any Borrower nor any of its Subsidiaries is in default in (and no event has occurred and no condition exists which constitutes, or which the passage of time or the giving of notice or both would constitute, a default in) the payment of any Indebtedness to any Person in excess of $500,000.

                  7.1.22 Leases. Exhibit 7.1.22 hereto is a complete listing as of the date hereof of all capitalized and operating personal property leases of each Borrower and its Subsidiaries and all real property leases of each Borrower and its Subsidiaries, in each case having annual lease payments in excess of $150,000. Each Borrower and each of its Subsidiaries is not in breach or default under any of its respective capitalized and operating leases, except where the failure to so comply would not reasonably be expected to have a Material Adverse Effect or except as disclosed on Exhibit 7.1.22.

                  7.1.23 Pension Plans. As of the date hereof, except as disclosed on Exhibit 7.1.23 hereto, neither any Borrower nor any of its Subsidiaries has any Plan. Each Borrower and each of its Subsidiaries is in compliance with the requirements of ERISA with respect to each Plan, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect. No fact or situation that could reasonably be expected to result in a Material Adverse Effect exists in connection with any Plan. Except as disclosed on Exhibit
         7.1.23 hereto, neither any Borrower nor any of its Subsidiaries has any withdrawal liability in connection with a Multiemployer Plan.

                  7.1.24 Trade Relations. There exists no actual or, to each Borrower's knowledge, threatened termination, cancellation or limitation of, or any modification or change in, the business relationship between any Borrower or any of its Subsidiaries and any customer or any group of customers whose purchases individually or in the aggregate are material to the business of such Borrower and its Subsidiaries, or with any material supplier, except in each case, where the same could not reasonably be expected to have a Material Adverse Effect, and there exists no present condition or state of facts or circumstances which would prevent any Borrower or any of its Subsidiaries from conducting such business after the consummation of the transactions contemplated by this Agreement in substantially the same manner in which it has heretofore been conducted.

                  7.1.25 Labor Relations. Except as described on Exhibit 7.1.25 hereto, as of the date hereof, neither any Borrower nor any of its Subsidiaries is a party to any collective bargaining agreement. Except as described on Exhibit 7.1.25 hereto, there are no material grievances, disputes or controversies with any union or any other organization of any Borrower's or any of its Subsidiaries' employees, or, to the best of Borrowers' knowledge after reasonable inquiry, threats of strikes, work stoppages or any asserted pending demands for collective bargaining by any union or organization, except those that would not reasonably be expected to have a Material Adverse Effect.

                  7.1.26 Plan of Reorganization. Borrowers have delivered to Agent a true and correct copy of the Plan of Reorganization (as amended) and the Plan of Reorganization delivered has not been amended or modified. The Plan of Reorganization has been confirmed pursuant to the Confirmation Order, Borrowers have delivered to Agent a true and correct copy of the Confirmation Order, the Confirmation Order has not been amended or modified, no objections to the Plan of Reorganization were raised at the confirmation hearing before the Bankruptcy Court at which the Confirmation Order was issued, and the Plan of Reorganization has become effective in accordance with its terms.

                  7.1.27 Business Activity. As of the date hereof, neither Ultimate Parent, Parent nor any Inactive Subsidiary is engaged in any active operating business or incurs any Indebtedness other than the ownership of the equity interests of Parent (in the case of Ultimate Parent) and Neenah (in the case of Parent), the ownership of the Belcher Parcel (in the case of Belcher), the ownership of the Ashland Parcel (in the case of Dalton - Ashland), the performance of the Obligations, the performance of the Indebtedness evidenced by the Secured Bonds and the Subordinated Bonds, the guaranty of Indebtedness incurred by a Borrower or an active Subsidiary, and the performance of its obligations under intercompany agreements and agreements with its shareholders that have been disclosed to Agent in writing.

                  7.1.28 MACT Standards. Borrowers have furnished (or have caused to be furnished) or made available to Agent all relevant material reports and related materials that Borrowers and their consultants and advisors have produced in respect of Borrowers' implementation of programs for compliance with MACT Standards and the potential costs thereof (and such reports comprehensively detail all material potential costs associated with Borrowers' implementation of such programs for compliance with MACT Standards).

                  7.2 Continuous Nature of Representations and Warranties.

                  Each representation and warranty contained in this Agreement and the other Loan Documents shall be deemed to have been remade at the time of each request for a Loan, Letter of Credit or LC Guaranty hereunder and at the time that any Loan is deemed to have been made under subsection 3.1.1. Each such request for a Loan, Letter of Credit or LC Guaranty (and the making of any Loan deemed to have been made under subsection 3.1.1) shall constitute a representation by Borrowers that such representations and warranties remain accurate, complete and not misleading at such time, except to the extent that such representations and warranties relate solely to an earlier date and except for changes in the nature of a Borrower's or one of such Borrower's Subsidiary's business or operations that would render the information in any exhibit attached hereto or to any other Loan Document either inaccurate, incomplete or misleading, so long as Majority Lenders have consented to such changes, such changes are expressly permitted by this Agreement, or such changes have been indicated in an update to an Exhibit that has been made in accordance with subsection 8.1.12.

                  7.3 Survival of Representations and Warranties.

                  All representations and warranties of each Borrower contained in this Agreement or any of the other Loan Documents shall survive the execution, delivery and acceptance thereof by Agent and each Lender and the parties thereto and the closing of the transactions described therein or related thereto.

                  SECTION 8. COVENANTS AND CONTINUING AGREEMENTS

                  8.1 Affirmative Covenants.

                  During the Term, and thereafter for so long as there are any Obligations (other than unasserted contingent indemnity obligations) outstanding, Borrowers jointly and severally covenant that they shall:

                  8.1.1 Visits and Inspections; Lender Meeting; Permit. (i) representatives of Agent, and during the continuation of any Event of Default, any Lender, from time to time, as often as may be reasonably requested, but only during normal business hours, to visit and inspect the Properties of each Borrower and each of its Subsidiaries, inspect, audit and make extracts from its books and records, and discuss with its officers and its independent accountants, each Borrower's and each of its Subsidiaries' business, assets, liabilities, financial condition, business prospects and results of operations; provided that
         (a) unless an Event of Default is in existence, Borrowers shall not have a reimbursement obligation with respect to more than three such visits and inspections during any fiscal year, (b) Neenah shall be afforded the reasonable opportunity to be involved in any such discussions or communications with such independent accountants and (c) Agent and, to the extent applicable, Lenders, shall use their respective best efforts not to interfere with the business of any Borrower or any Subsidiary of a Borrower in conducting any such visits, inspections or discussions and (ii) appraisers engaged pursuant to
         Section 2.10 (whether or not personnel of Agent), from time to time, but only during normal business hours, to visit and inspect the Properties of each Borrower and each of its Subsidiaries, to the extent necessary to complete the appraisals that are specifically provided for under Section 2.10. Agent, if no Event of Default then exists, shall give the applicable Borrower reasonable prior notice of any such inspection or audit. Without limiting the foregoing, Borrowers will participate and will cause their key management personnel to participate in a meeting with Agent and Lenders once during each fiscal year (except that during the continuation of an Event of Default such meetings may be held more frequently as requested by Agent or Majority Lenders), which meeting(s) shall be held at such times at Neenah's principal place of business as may be reasonably requested by Agent. It is agreed and understood that so long as no Event of Default has occurred and is continuing, a failure by Borrowers to comply with any reasonable request made pursuant to the terms of this subsection 8.1.1 shall not constitute a breach of this subsection 8.1.1 unless such failure has continued for more than 1 Business Day.

                  8.1.2 Notices. Promptly notify Agent, any Letter of Credit Issuers and Lenders in writing of the occurrence of a Default or an Event of Default.

                  8.1.3 Financial Statements. Keep, and cause each of its Subsidiaries, Ultimate Parent and Parent to keep, adequate records and books of account with respect to its business activities in which proper entries are made in accordance with customary accounting practices reflecting all its material financial transactions; and cause to be prepared and furnished to Agent (with Agent then promptly furnishing the same to the Lenders), the following, all to be prepared in accordance with GAAP applied on a consistent basis, unless Parent's certified public accountants concur in any change therein and such change is disclosed to Agent and is consistent with
GAAP:

                           (i) not later than 90 days after the close of each fiscal year of Parent, unqualified (except for a qualification for a change in accounting principles with which the accountant concurs) audited financial statements of Parent, Borrowers and Borrowers' Subsidiaries as of the end of such year, on a Consolidated and consolidating basis, certified by a firm of independent certified public accountants of recognized standing selected by Parent but acceptable to Agent and, within a reasonable time thereafter a copy of any management letter issued in connection therewith;

                           (ii) not later than 30 days after the end of each month hereafter, including the last month of each fiscal year of Parent, unaudited interim financial statements of Parent, Borrowers and Borrowers' Subsidiaries as of the end of such month and of the portion of the fiscal year then elapsed, on a Consolidated and consolidating basis, certified by the chief financial officer of Parent as prepared in accordance with GAAP and fairly presenting in all material respects the financial position and results of operations of Parent, Borrowers and Borrowers' Subsidiaries for such month and period subject only to changes from audit and year-end adjustments and except that such statements need not contain notes;

                           (iii) together with each delivery of financial statements pursuant to clause (i) of this subsection 8.1.3, a management report (1) setting forth in comparative form the corresponding figures for the corresponding periods of the previous fiscal year and the corresponding figures from the most recent Projections for the current fiscal year delivered pursuant to subsection 8.1.7 and (2) identifying the reasons for any significant variations. The information above shall be presented in reasonable detail and shall be certified by the chief financial officer of Parent to the effect that such information fairly presents in all material respects the financial position and the results of operation of Parent, Borrowers and Borrowers' Subsidiaries as of the dates and for the periods indicated;

                           (iv) promptly after the sending or filing thereof, as the case may be, copies of any proxy statements, financial statements or reports and copies of any regular, periodic and special reports or registration statements which Ultimate Parent, Parent, any Borrower or any Subsidiary of such Borrower files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or any national securities exchange;

                           (v) upon request of Agent, copies of any annual report to be filed pursuant to ERISA in connection with each Plan; and

                           (vi) within a reasonably prompt time after request therefor, such other data and information (financial and otherwise) as Agent or any Lender, from time to time, may reasonably request, bearing upon or related to the Collateral or

                  Ultimate Parent's, Parent's, any Borrower's or any of its Subsidiaries' financial position or results of operations.

                  Concurrently with the delivery of the financial statements described in paragraph (i) and (ii) (but solely for the last month of each fiscal quarter of Borrowers) of this subsection 8.1.3, or more frequently if reasonably requested by Agent, Borrowers shall cause to be prepared and furnished to Agent a Compliance Certificate in the form of Exhibit 8.1.3 hereto executed by the Chief Financial Officer of Parent (a "Compliance Certificate") in such Person's capacity as such.

                  8.1.4 Borrowing Base Certificates. On or before the 15th day of each month from and after the date hereof, Borrowers shall deliver to Agent, in form acceptable to Agent, a Borrowing Base Certificate as of the last day of the immediately preceding month, with such supporting materials as Agent shall reasonably request which shall include, without limitation, a report of Eligible Inventory on a category-by-category basis and a location-by-location basis. If Borrowers deem it advisable, or if Agent or Majority Lenders so request at any time that Availability (as determined by Agent in its reasonable credit judgment) is less than $10,000,000, Borrowers shall execute and deliver to Agent Borrowing Base Certificates more frequently than monthly. Such Borrowing Base Certificates shall reflect all information for each Borrower on a Consolidated and consolidating basis.

                  8.1.5 Landlord, Processor and Storage Agreements. Provide Agent with copies of all agreements between any Borrower or any of its Subsidiaries and any landlord, processor, distributor, warehouseman or consignee which owns any premises at which any Collateral having a value in excess of $250,000 may, from time to time, be kept.

                  8.1.6 Guarantor Financial Statements. Deliver or cause to be delivered to Agent financial statements, if any, for each Guarantor (to the extent not consolidated with the financial statements delivered to Agent under subsection 8.1.3) in form and substance satisfactory to Agent at such intervals and covering such time periods as Agent may request.

                  8.1.7 Projections. No later than the last day of each fiscal year of Borrowers, deliver to Agent (with Agent then promptly furnishing the same to the Lenders) Projections of Parent, Borrowers and Borrowers' Subsidiaries for the forthcoming fiscal year, on a month-by-month basis and for the remaining portion of the Term, on a year-by-year basis (provided, that a Default (but not an Event of Default) arising solely due a breach of this subsection 8.1.7 shall not be used as a basis by Agent or any Lender to refuse to honor a request for a Loan hereunder that otherwise complies with the terms and conditions hereof).

                  8.1.8 Subsidiaries. Cause each of its newly created domestic Subsidiaries, promptly upon Agent's request therefor, to execute and deliver to Agent a Guaranty Agreement and a security agreement pursuant to which such domestic Subsidiary guaranties the payment of all Obligations and grants to Agent a first priority Lien (subject only to Permitted Liens) on all of its Properties (of the types, and subject to the exclusions, described in Section 5). Additionally, each Borrower and Parent shall execute and deliver to Agent a Pledge Agreement pursuant to which such Person grants to Agent a first priority Lien (subject only to Permitted Liens) with respect to all of the issued and outstanding Securities of each Subsidiary of such Person. In connection with the foregoing documentation, Borrowers shall also cause Agent to be provided with such legal opinions, certificates and corporate authority materials that Agent may reasonably request.

                  8.1.9 Deposit and Brokerage Accounts. For each deposit account (other than payroll and trust accounts) or brokerage account that any Borrower at any time opens or maintains, such Borrower shall, pursuant to an agreement in form and substance reasonably satisfactory to Agent, cause the depository bank or securities intermediary, as applicable, to agree to comply at any time that an Event of Default has occurred and is continuing with instructions from Agent to such depository bank or securities intermediary, as applicable, directing the disposition of funds from time to time credited to such deposit or brokerage account to the Dominion Account (with respect to accounts covered by subsection 6.2.4) or to such other accounts as Agent may direct, without further consent of such Borrower.

                  8.1.10 Compliance with Plan of Reorganization. Each Borrower, each of its Subsidiaries, Ultimate Parent and Parent shall consummate the Plan of Reorganization in accordance with its respective terms.

                  8.1.11 Intercompany Loans. Upon request by Agent from time to time, Borrowers shall provide Agent with written statements, with reasonable detail, of the current balances of the Intercompany Loans. At all times, Borrowers shall cause the Intercompany Loans to be evidenced by revolving promissory notes, in form and substance reasonably satisfactory to Agent, which notes are assigned to Agent as security for the Obligations.

                  8.1.12 Updated Information. Promptly notify Agent in writing of (a) each state or jurisdiction in which any Borrower or any Subsidiary qualifies to do business after the date hereof, (b) the use by any Borrower or any Subsidiary of a legal, fictitious or trade name not listed on Exhibit 7.1.5 hereto, (c) any change after the date hereof in the tax identification number of any Borrower or any of its Subsidiaries, (d) any change after the date hereof in the list of surety obligations listed on Exhibit 7.1.13, (e) on a quarterly basis, the ownership by any Borrower or any Subsidiary of any registered patent, registered trademark, registered service mark, registered trade name, registered copyright, material license or other similar material rights not listed on Exhibit 7.1.16, (f) the assertion by any Person in writing of a claim against any Borrower or any Subsidiary that its use of its Intellectual Property or the conduct of its business does or may infringe upon the Intellectual Property rights of any third party, (g) any change after the date hereof in the list of capitalized and operating personal property leases and real property leases of any Borrower or any Subsidiary listed on Exhibit 7.1.22 hereto, (h) any change after the date hereof in the list of Plans listed on Exhibit
         7.1.23 hereto and (i) any change after the date hereof in the list of collective bargaining agreements listed on Exhibit 7.1.25 hereto.

                  8.1.13 Equipment. Keep the Equipment of each Borrower and each Subsidiary of a Borrower in good operating condition and repair, reasonable wear and tear excepted; prevent any material Equipment of a Borrower or a Subsidiary of a Borrower from becoming affixed to any real Property leased to such Borrower or such Subsidiary such that an interest arises therein under the real estate laws of the applicable jurisdiction, unless the landlord of such real Property has executed a landlord waiver or leasehold mortgage in favor of and in form reasonably acceptable to Agent; and prevent any material Equipment of a Borrower or a Subsidiary of a Borrower from becoming an accession to any personal Property other than Equipment that is subject to first priority (except for Permitted Liens) Liens in favor of Agent.

                  8.1.14 Utilization of Bank. With respect to its primary collection and disbursement accounts, consider transferring such accounts to Bank if such Borrower determines that it is commercially reasonable to do so.

                  8.2 Negative Covenants.

                  During the Term, and thereafter for so long as there are any Obligations (other than unasserted contingent indemnity obligations) outstanding, Borrowers jointly and severally covenant that they shall not:

                  8.2.1 Mergers; Consolidations; Acquisitions; Structural Changes. Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any Person; nor change its or any of its Subsidiaries' state of incorporation or organization, Type of Organization or Organizational I.D. Number; nor change its or any of its Subsidiaries' legal name; nor acquire, nor permit any of its Subsidiaries to acquire, all or any substantial part of the Properties of any Person, except for:

                           (i) mergers of any wholly-owned Subsidiary of a Borrower into such Borrower or another wholly-owned Subsidiary of such Borrower;

                           (ii) acquisitions of assets consisting of fixed assets or real property that constitute Capital Expenditures permitted under subsection 8.2.8;

                           (iii) liquidations or dissolutions of Subsidiary Guarantors, so long as Agent has received prior written notice of any such liquidation or dissolution and any assets of any such Subsidiary Guarantor to be liquidated or dissolved have been transferred to a Borrower or to another Subsidiary Guarantor;

                           (iv)     Permitted Acquisitions; and

                           (v) mergers and consolidations permitted under subsection 8.2.9(iv)(B).

                  8.2.2 Loans. Make, or permit any of its Subsidiaries to make, any loans or other advances of money to any Person, other than (i) for salary, travel advances, entertainment, relocation, advances against commissions and other similar advances to employees in the ordinary course of business, (ii) extensions of trade credit in the ordinary course of business, (iii) deposits with financial institutions permitted under this Agreement, (iv) prepaid expenses, (v) extensions of credit consisting of Investments not prohibited by subsection 8.2.12, (vi) non-cash loans made to managers to enable such managers to acquire stock issued in connection with incentive plans and (vii) loans by a Borrower to another Borrower or to any domestic wholly-owned Subsidiary (other than any Inactive Subsidiary) of a Borrower ("Intercompany Loans").

                  8.2.3 Total Indebtedness. Create, incur, assume, or suffer to exist, or permit any of its Subsidiaries to create, incur or suffer to exist, any Indebtedness, except:

                           (i) Obligations owing to Agent or any Lender under this Agreement or any of the other Loan Documents;

                           (ii) Indebtedness evidenced by the Subordinated Bonds and the other Subordinated Bond Documents (each as in effect as of the date hereof), so long as such Indebtedness remains subordinated to the Obligations pursuant to the subordination provisions included in Article XI of the Subordinated Bond Indenture (as amended in accordance with the terms of such Article XI);

                           (iii) Indebtedness evidenced by the Secured Bonds and the other Secured Bond Documents (each as in effect as of the date hereof subject to clause (xiii) below);

                           (iv) Indebtedness, including without limitation Subordinated Debt and intercompany indebtedness, existing as of the date of this Agreement and listed on Exhibit 8.2.3;

                           (v) Capitalized Lease Obligations and Permitted Purchase Money Indebtedness not to exceed $7,500,000 in the aggregate at any time outstanding;

                           (vi) contingent liabilities arising out of endorsements of checks and other negotiable instruments for deposit or collection in the ordinary course of business;

                           (vii) guaranties of any Indebtedness permitted under this subsection 8.2.3;

                           (viii)   Indebtedness in respect of Intercompany
                  Loans;

                           (ix) unsecured Derivative Obligations incurred in the ordinary course of business in respect of the Loans hereunder;

                           (x) unsecured Subordinated Debt not otherwise permitted under this subsection 8.2.3 which does not exceed at any time, in the aggregate, $5,000,000;

                           (xi) Indebtedness incurred in the ordinary course of business with respect to surety and appeal bonds, performance bonds and other similar obligations not to exceed $2,000,000 in the aggregate at any time outstanding;

                           (xii) Indebtedness not included in paragraphs (i) through (xi) above which does not exceed at any time, in the aggregate, $2,000,000; and

                           (xiii) Subject to the limitations set forth in subsection 8.2.6, refinancing of any Indebtedness permitted under this subsection 8.2.3, so long as (a) such refinancing Indebtedness has a maximum principal amount not in excess of the sum of the principal amount of, and accrued interest in respect of, the Indebtedness is secured only by Liens on assets, if any, that secured the Indebtedness being refinanced, (c) the average weighted average life to maturity of the refinancing Indebtedness is not shorter than that of the Indebtedness being refinanced, (d) the refinancing Indebtedness has terms that are not more adverse in any material respect to Agent, Lenders or the applicable Borrower or Subsidiary of a Borrower than the Indebtedness being refinanced (it being understood that the foregoing restriction shall not prohibit refinancing Indebtedness from having (1) a term that is longer, or that ends later, than the term of the Indebtedness being refinanced or (2) a then current market rate of interest that is not more than 200 basis points higher than the interest rate applicable to the Indebtedness being refinanced; provided, that a then current market rate of interest that is more than 200 basis points higher than the interest rate applicable to the Indebtedness being refinanced shall also be permitted if, on a pro forma basis after giving effect to such refinancing Indebtedness and the interest rate applicable thereto, Borrowers would be in compliance with the Fixed Charge Coverage Ratio as of the last day of the most recently completed fiscal quarter)and (e) if such Indebtedness being refinanced (it being understood that the foregoing restriction shall not prohibit refinancing Indebtedness from having (1) a term that is longer, or that ends later, than the term of the Indebtedness being refinanced or (2) a then current market rate of interest that is not more than 200 basis points higher than the interest rate applicable to the Indebtedness being refinanced; provided, that a then current market rate of interest that is more than 200 basis points higher than the interest rate applicable to the Indebtedness being refinanced shall also be permitted if, on a pro forma basis after giving effect to such refinancing Indebtedness and the interest rate applicable thereto, Borrowers would be in compliance with the Fixed Charge Coverage Ratio as of the last day of the most recently completed fiscal quarter)and (e) if such Indebtedness being refinanced is Subordinated Debt, any such refinancing Indebtedness includes subordination terms that are at least as beneficial to Agent and Lenders as the subordination terms associated with such Subordinated Debt being refinanced.

                  8.2.4 Affiliate Transactions. Enter into, or be a party to, or permit any of its Subsidiaries to enter into or be a party to, any transaction with any Affiliate of any Borrower or any holder of any Securities of any Borrower or any of its Subsidiaries, including without limitation any management, consulting or similar fees, except
         (i) in the ordinary course of and pursuant to the reasonable requirements of such Borrower's or such Subsidiary's business and upon fair and reasonable terms which are fully disclosed to Agent and are no less favorable to such Borrower or such Subsidiary than would be obtained in a comparable arms-length transaction with a Person not an Affiliate or Security holder of such Borrower or such Subsidiary, as determined and certified by the applicable Borrower's or Subsidiary's board of directors in good faith (provided, that with respect to any transaction involving aggregate payments exceeding $20,000,000, except for any such transaction that results in the repayment of the Obligations (other than unasserted contingent indemnity obligations) in full, Agent shall have received an opinion as to the fairness to the applicable Borrower or Subsidiary from a financial point of view issued by a nationally recognized independent financial advisor), (ii) employment agreements and other incentive compensation with management shareholders approved from time to time by the board of directors of such Borrower and employee arrangements and related incentive compensation arrangements entered into with other full time employees of such Borrower or such Subsidiary in the ordinary course of business, (iii) reasonable directors' fees and expenses approved from time to time by the board of directors of such Borrower, (iv) with respect to Intercompany Loans, (v) with respect to the Secured Bonds and the Subordinated Bonds, (vi) non-exclusive intercompany licenses of Intellectual Property, (vii) with respect to Indebtedness permitted hereunder that is provided by an Affiliate, (viii) with respect to equity issued in compliance with the terms hereof that is issued to an Affiliate and (ix) the agreements listed on Exhibit 8.2.4.

                  8.2.5 Limitation on Liens. Create or suffer to exist, or permit any of its Subsidiaries to create or suffer to exist, any Lien upon any of its Property, income or profits, whether now owned or hereafter acquired, except:

                           (i) Liens at any time granted in favor of Agent for the benefit of Agent and Lenders;

                           (ii) Liens for taxes, assessments or governmental charges (excluding any Lien imposed pursuant to any of the provisions of ERISA, but including, without limitation, those for non-delinquent taxes or assessments in respect of real Property) not yet due, or being contested in the manner described in subsection 7.1.14 hereto;

                           (iii) Liens arising in the ordinary course of the business of such Borrower or any of its Subsidiaries by operation of law or regulation (including, without limitation, mechanic's liens, materialmen's liens, warehousemen's liens and the like) but only if (a) payment in respect of any such Lien is not at the time required or is being contested in good faith by appropriate proceedings (with appropriate reserves established in respect thereof in accordance with GAAP) and
                  (b) such Liens do not, in the aggregate, materially detract from the value of the Property of such Borrower or any of its Subsidiaries or materially impair the use thereof in the operation of the business of such Borrower or any of its Subsidiaries;

                           (iv) Purchase Money Liens securing Permitted Purchase Money Indebtedness and Liens securing Capitalized Lease Obligations permitted to be incurred under subsection
                  8.2.3 so long as such Liens are confined to the assets that are the subject of such Capitalized Lease Obligations;

                           (v) such other Liens as appear on Exhibit 8.2.5 hereto;

                           (vi) Liens incurred or deposits or pledges made in the ordinary course of business in connection with (1) worker's compensation, social security, unemployment insurance and other like laws or (2) sales contracts, leases, statutory obligations, work in progress advances and other similar obligations not incurred in connection with the borrowing of money or the payment of the deferred purchase price of property;

                           (vii) reservations, easements, covenants, zoning and other land use regulations, title exceptions or encumbrances that are granted in the ordinary course of business or shown on surveys or inspections that have been required by, delivered to and accepted by Agent (or, if not required by Agent, that would be disclosed by an accurate surveyor inspection), affecting real Property owned or leased by a Borrower or any of its Subsidiaries; provided that such exceptions do not or would not in the aggregate materially interfere with the use of such Property in the ordinary course of such Borrower's or such Subsidiary's business;

                           (viii) judgment Liens that do not give rise to an Event of Default under subsection 10.1.15;

                           (ix) Liens created under the Secured Bond Documents on the Collateral and on the Securities of Neenah and the Subsidiaries of Neenah, so long as such Liens remain subordinated to the Liens securing the Obligations pursuant to the terms of the Secured Bond Lien Subordination Agreement;

                           (x) Liens in favor of customs and revenues authorities which secure payment of customs duties in connection with the importation of Inventory;

                           (xi) Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto;

                           (xii) Liens consisting of rights of set-off of a customary nature or banker's liens on amounts on deposit in accounts of such Borrower or any of its Subsidiaries (other than in a Dominion Account), whether arising by contract or operation of law, incurred in the ordinary course of business;

                           (xiii) Liens on fixed assets acquired in compliance with the terms of this Agreement to the extent that such Liens existed prior to such acquisition;

                           (xiv) Liens incurred or deposits made to secure the performance of bids, tenders, leases, trade contracts (other than Indebtedness), public or statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

                           (xv) Leases or subleases and licenses and sublicenses granted to others in the ordinary course of such Borrower's or such Subsidiary's business which do not interfere in any material respect with the business of such Borrower or such Subsidiary, and any interest or title of a lessor, licensor, sublessor or sublicensor under a lease or license;

                           (xvi) Liens arising from the filing of UCC financing statements for precautionary purposes relating solely to operating leases under which such Borrower or any of its Subsidiaries is a lessee; and

                           (xvii) such other Liens as Majority Lenders may hereafter approve in writing.

                  8.2.6 Payments and Amendments of Certain Debt.

                           (i) make or permit any of its Subsidiaries to make any payment of any part or all of the Subordinated Debt evidenced by the Subordinated Bonds and the other Subordinated Bond Documents (including, without limitation, any mandatory or voluntary prepayment, purchase or redemption), except (a) payments of Deferrable Interest that are satisfied by deferring the amount thereof until the maturity date of the Subordinated Bonds, (b) regularly scheduled cash payments of interest pursuant to the Subordinated Bond Documents (each as in effect as of the date hereof) at a rate of 5% per annum and the regularly scheduled payment of principal on the maturity date of the Subordinated Bonds, so long as any such payment of interest is made in accordance with the subordination terms included in Article XI of the Subordinated Bond Indenture, (c) cash payments of Deferrable Interest on each "Interest Payment Date" under and as defined in the Subordinated Bond Indenture (as in effect as of the date hereof) accrued for the six month period ended thereon (or, in the case of the payment scheduled for January 1, 2004, accrued for the period beginning on the Closing Date and ending on January 1, 2004) pursuant to the Subordinated Bond Documents (each as in effect as of the date hereof), so long as both immediately prior to and after giving effect to any such payment of Deferrable Interest, (1) no Event of Default exists, (2) average Availability (as determined by Agent in its reasonable credit judgment) for the thirty (30) day period ending on the date of any such payment (giving effect to such payment of Deferrable Interest for each day in such thirty (30) day period) is not less than $17,500,000 and (3) actual Availability (as determined by Agent in its reasonable credit judgment) on the date of any such payment is not less than $17,500,000 and (d) repayments or prepayments of principal amounts owing under the Subordinated Bond Documents, redemptions or repurchases of Subordinated Bonds in open market transactions or otherwise or payments of Deferrable Interest (excluding payments of Deferrable Interest made pursuant to the foregoing clause ( c)), so long as both immediately prior to and after giving effect to any such repayment, prepayment, redemption or repurchase, (1) no more than $15,000,000 in the aggregate has been applied toward such repayments, prepayments, redemptions and repurchases and payments of Deferrable Interest (excluding payments of Deferrable Interest made pursuant to the foregoing clause (c) during the Term, (2) no Event of Default exists,
                  (3) average Availability (as determined by Agent in its reasonable credit judgment) for the thirty (30) day period ending on the date of any such repayment, prepayment, redemption or repurchase (giving effect to such repayment, prepayment, redemption, repurchase or payment of Deferrable Interest for each day in such thirty (30) day period) is not less than $17,500,000 and (4) actual

                  Availability (as determined by Agent in its reasonable credit judgment) on the date of any such repayment, prepayment, redemption, repurchase or payment of Deferrable Interest is not less than $17,500,000;

                           (ii) fail to defer until the maturity date of the Subordinated Bonds any Deferrable Interest (other than current payments of Deferrable Interest that are permitted to be made in cash under sub-clause (c) or sub-clause (d) of the foregoing clause (i) of this subsection 8.2.6);

                           (iii) make or permit any of its Subsidiaries to make any payment of any part or all of the Indebtedness evidenced by the Secured Bonds and the other Secured Bond Documents (including, without limitation, any mandatory or voluntary prepayment, purchase or redemption), except regularly scheduled cash payments of interest pursuant to the Secured Bond Documents (each as in effect as of the date hereof) at a rate of 11% per annum and the regularly scheduled payment of principal on the maturity date of the Secured Bonds;

                           (iv) with respect to any Subordinated Debt other than that evidenced by the Subordinated Bonds and the other Subordinated Bond Documents, make or permit any of its Subsidiaries to make any payment of any part or all of any Subordinated Debt or take any other action or omit to take any other action in respect of any Subordinated Debt, except in accordance with the subordination agreement relative thereto or the subordination provisions thereof; or

                           (v) amend or modify any Secured Bond Document or amend or modify any Subordinated Bond Document or any agreement, instrument or document evidencing or relating to any other Subordinated Debt, in each case to the extent that any such amendment or modification would (a) increase the interest rate on such Indebtedness or the principal amount of such Indebtedness; provided, that satisfying payments of Deferrable Interest by deferring the amount thereof until the maturity date of the Subordinated Bonds shall not be considered an increase in the principal amount of the Indebtedness under the Subordinated Bond Documents for this purpose; (b) move forward the dates upon which any payments of principal or interest on such Indebtedness are due; (c) add any event of default or make more restrictive any existing event of default with respect to such Indebtedness; (d) add or make more restrictive any covenant with respect to such Indebtedness; (e) move forward any redemption or prepayment dates with respect to such Indebtedness or increase any redemption or prepayment amounts; (f) change the subordination provisions applicable to such Indebtedness; (g) change or amend any other term if such change or amendment would materially increase the obligations of the obligor or confer additional material rights on the holder of such Indebtedness in a manner adverse to any Borrower or Lenders; or (h) require to be paid in cash any Deferrable Interest (other than on the maturity date of the Subordinated Bonds) or any interest which may be paid in kind instead of cash.

                  8.2.7 Distributions. Declare or make, or permit any of its Subsidiaries to declare or make, any Distributions, except for:

                           (i) Distributions by any Subsidiary of a Borrower (including any such Subsidiary that is a Borrower) to such Borrower;

                           (ii) Distributions paid solely in Securities of a Borrower or any of its Subsidiaries;

                           (iii) Distributions by each Borrower in amounts necessary to permit such Borrower to repurchase Securities of such Borrower from employees of such Borrower or any of its Subsidiaries upon the termination of their employment, so long as no Default or Event of Default exists at the time of or would be caused by the making of such Distributions and the aggregate cash amount of all such Distributions by all Borrowers, measured at the time when made, does not exceed $250,000 in any fiscal year of Borrowers;

                           (iv) Distributions by each Borrower in an amount sufficient to permit Ultimate Parent to pay its consolidated combined unitary U.S. federal, state or local tax liabilities relating to the business of Borrowers and Borrowers' Subsidiaries; provided that Ultimate Parent applies the amount of such Distributions for such purpose at such time; and

                           (v) Distributions by Borrowers to the extent necessary to permit Parent and Ultimate Parent to (a) pay administrative costs and expenses related to the business of Borrowers and Borrowers' Subsidiaries, (b) make payments in respect of its indemnification obligations owing to directors and officers and (c) make payments in respect of indemnification obligations and cost and expenses incurred by Ultimate Parent in connection with any offering of common stock of Ultimate Parent, in all cases not to exceed $350,000 in the aggregate in any fiscal year of Borrowers, so long as Parent or Ultimate Parent, as applicable, applies the amount of such Distributions for such purposes.

                  8.2.8 Capital Expenditures. Make Capital Expenditures (including, without limitation, by way of capitalized leases, but excluding (i) MACT Capital Expenditures, (ii) Capital Expenditures made using the proceeds of equity securities issued in compliance with the terms hereof and (iii) the principal portion of Capitalized Lease Obligations incurred in compliance with the terms hereof) which, in the aggregate, as to all Borrowers and all of Borrowers' Subsidiaries, exceed $25,000,000 during the fiscal year of Borrowers ending on September 30, 2004 or $20,000,000 during any fiscal year of Borrowers thereafter, except that 75% of the unused portion of the Capital Expenditure allowance for any fiscal year may be carried over to the immediately succeeding fiscal year only, to be used in such succeeding fiscal year after all of the Capital Expenditure allowance for that year has been used.

                  8.2.9 Disposition of Assets. Sell, lease or otherwise dispose of any of, or permit any of its Subsidiaries to sell, lease or otherwise dispose of any of, its Properties, including any disposition of Property as part of a sale and leaseback transaction, to or in favor of any Person, except for:

                           (i) sales of Inventory and collections of Accounts in the ordinary course of business;

                           (ii) transfers of Property to a Borrower by another Borrower or by a wholly-owned Subsidiary of such Borrower;

                           (iii) dispositions of investments described in paragraphs (iv), (v), (vi) and (vii) of the definition of the term "Restricted Investments";

                           (iv) (A) sales, leases, transfers and other dispositions of Non-Core Fixed Assets, (B) the merger or consolidation of any Inactive Subsidiary or any Person that does not own any assets other than Non-Core Fixed Assets with any other Person that is a Borrower or a Subsidiary Guarantor (provided that such other Person that is a Borrower or Subsidiary Guarantor is the Person surviving such merger or consolidation) and (C) the liquidation, dissolution or winding up of any Inactive Subsidiary;

                           (v) sales, leases and other dispositions of Property with a fair market value of up to $2,500,000 in the aggregate in any fiscal year, in each case so long as (a) no Event of Default is in existence or would result therefrom and
                  (b) the consideration received in respect thereof is all cash and is equal to the fair market value thereof;

                           (vi) so long as no Event of Default exists, sales, leases or other dispositions of Equipment or other fixed assets that are worn, excess, damaged or obsolete or consist of scrap and that (other than in the case of scrap) are replaced with Equipment or other fixed assets that are usable in the ordinary course of business of the applicable Borrower or Subsidiary of a Borrower; and

                           (vii) licenses of Intellectual Property in the ordinary course of business.

                  8.2.10 Securities of Subsidiaries. Permit any of its Subsidiaries to issue any additional Securities except to such Borrower and except for director's qualifying Securities.

                  8.2.11 Bill-and-Hold Sales, Etc. Except for sales to customers in the ordinary course of Borrowers' business consistent with past practice, make, or permit any of its Subsidiaries to make, a sale to any customer on a bill-and-hold, guaranteed sale, sale and return, sale on approval, repurchase or return or consignment basis.

                  8.2.12 Restricted Investment. Make or have, or permit any of its Subsidiaries of such Borrower to make or have, any Restricted Investment.

                  8.2.13 Subsidiaries and Joint Ventures. Create, acquire or otherwise suffer to exist, or permit any Subsidiary of such Borrower to create, acquire or otherwise suffer to exist, any Subsidiary or joint venture arrangement not in existence as of the date hereof, except in connection with a Permitted Acquisition.

                  8.2.14 Tax Consolidation. File or consent to the filing of any consolidated income tax return with any Person other than Ultimate Parent, Parent, Borrowers and Borrowers' Subsidiaries.

                  8.2.15 Organizational Documents. Agree to, or suffer to occur, any amendment, supplement or addition to its or any of its Subsidiaries' charter, articles or certificate of incorporation, certificate of formation, limited partnership agreement, bylaws, limited liability agreement, operating agreement or other organizational documents (as the case may be), that would reasonably be expected to have a Material Adverse Effect.

                  8.2.16 Fiscal Year End. Change, or permit any of its Subsidiaries, Ultimate Parent or Parent to change, its fiscal year end.

                  8.2.17 Negative Pledges. Enter into any agreement (other than the Loan Documents, the Secured Bond Documents and the Subordinated Bond Documents) limiting the ability of such Borrower or any of its Subsidiaries to (i) voluntarily create Liens upon any of its Property,
         (ii) pay dividends or make any other Distributions on its Securities;
         (iii) make loans or advances to any Borrower or any Subsidiary; (iv) pay any Indebtedness owed to any Borrower or any Subsidiary of a Borrower; or ( v) transfer any of its Property to any Borrower or any Subsidiary.

                  8.2.18 Plan of Reorganization. Agree to, or suffer to occur, any amendment, supplement or addition to, or any other modification of, the Plan of Reorganization or the Confirmation Order, unless otherwise agreed to by Agent in writing.

                  8.2.19 Leases. Become, or permit any of its Subsidiaries to become, a lessee under any operating lease (other than a lease under which such Borrower or such Subsidiary is lessor) of Property if the aggregate Rentals payable during any current or future period of twelve
         (12) consecutive months under the lease in question and an other leases under which any Borrowers or any of its Subsidiaries is then lessee would exceed $3,000,000. The term "Rentals" means, as of the date of determination, all payments which the lessee is required to make by the terms of any lease.

                  8.2.20 Business Activity. Permit Ultimate Parent, Parent or any Inactive Subsidiary to engage in any business activity or incur any Indebtedness other than the ownership of the equity interests of Parent (in the case of Ultimate Parent) and Neenah (in the case of Parent), having an interest in the Belcher Parcel (in the case of Belcher), the performance of such Person's obligations under the Loan Documents to which it is a party (in the case of Parent and the Inactive Subsidiaries), the performance of the Obligations, the performance of the Indebtedness evidenced by the Secured Bonds and the Subordinated Bonds, the guaranty of Indebtedness incurred by a Borrower or an active Subsidiary in compliance with the terms hereof and the performance of its obligations under intercompany agreements and agreements with its shareholders that are permitted hereunder and have been disclosed to Agent in writing (with Agent disclosing to Lenders any such agreements that are disclosed to Agent in writing and, if requested by a Lender, providing to such Lender copies of any documents evidencing any such agreements that have been furnished to Agent).

                  8.3 Specific Financial Covenants.

                  During the Term, and thereafter for so long as there are any Obligations (other than unasserted contingent indemnity obligations) outstanding, each Borrower covenants that it shall comply with all of the financial covenants set forth in Exhibit 8.3 hereto. If GAAP changes from the basis used in preparing the audited financial statements delivered to Agent by Borrowers on or before the Closing Date, Borrowers will provide Agent with certificates demonstrating compliance with such financial covenants and will include, at the election of Borrowers or upon the request of Agent, calculations setting forth the adjustments necessary to establish Borrowers' compliance with such financial covenants based upon GAAP as in effect on the Closing Date.

                         SECTION 9. CONDITIONS PRECEDENT

                  9.1 Conditions Precedent to Initial Loans and Other Initial Credit Accommodations.

                  Notwithstanding any other provision of this Agreement or any of the other Loan Documents, and without affecting in any manner the rights of Agent or any Lender under the other sections of this Agreement, no Lender shall be required to make any Loan on the Closing Date, nor shall Agent or any Letter of Credit Issuer be required to or issue or procure any Letter of Credit or LC Guaranty on the Closing Date unless and until each of the following conditions has been and continues to be satisfied:

                  9.1.1 Documentation. Agent and the Lenders shall have received, in form and substance satisfactory to Agent and its counsel and the Lenders, a duly executed copy of this Agreement and the other Loan Documents, together with such additional documents, instruments, opinions and certificates as Agent and its counsel shall reasonably require in connection therewith from time to time (including, without limitation, the Secured Bond Documents, the Subordinated Bond Documents, the Plan of Reorganization, the Disclosure Statement, the Confirmation Order and the lockbox and blocked account documentation to be executed on the Closing Date in connection with the requirements of subsection 6.2.4), all in form and substance satisfactory to Agent and its counsel and the Lenders.

                  9.1.2 No Default. No Default or Event of Default shall exist.

                  9.1.3 Availability. Agent shall have determined in its reasonable credit judgment that immediately after Lenders have made the initial Loans and after Agent (or Letter of Credit Issuer, as applicable) has issued or procured the initial Letters of Credit and LC Guaranties contemplated hereby, and Borrowers have paid (or, if accrued, treated as paid), all closing costs incurred in connection with the transactions contemplated hereby (including, without limitation, the issuance of the Secured Bonds and the Subordinated Bonds), and have reserved an amount sufficient to pay all trade payables greater than 60 days past due, Availability shall not be less than $20,000,000 (or such lesser amount of not less than $17,500,000 that Agent in its sole discretion may approve).

                  9.1.4 No Litigation. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is materially adversely related to or arises out of this Agreement, the Secured Bond Documents, the Subordinated Bond Documents or the Plan of Reorganization or the consummation of the transactions contemplated hereby or thereby.

                  9.1.5 Secured Bonds. Neenah shall have received not less than $110,000,000 in net cash proceeds from the issuance of the Secured Bonds in accordance with the terms of the Secured Bond Documents and in compliance with the Plan of Reorganization and all applicable laws; the net cash proceeds from such issuance of the Secured Bonds shall have been used by Neenah to satisfy certain existing Indebtedness of Borrowers, as more particularly set forth in the Plan Of Reorganization; and a Secured Bond Lien Subordination Agreement applicable to the Liens created under the Secured Bond Documents shall have been executed and delivered by the Secured Bond Trustee in favor of Agent (for its benefit and the benefit of Lenders).

                  9.1.6 Subordinated Bonds. Neenah shall have issued the Subordinated Bonds in accordance with the terms of the Subordinated Bond Documents and in compliance with the Plan of Reorganization and all applicable laws.

                  9.1.7 Confirmation Order; Plan of Reorganization. Agent shall have received the final Confirmation Order confirming the Plan or Reorganization; such final Confirmation Order shall be in form and substance satisfactory to Agent and its counsel; the Confirmation shall have occurred; and the Plan of Reorganization shall have become effective in accordance with its terms.

                  9.1.8 Material Adverse Effect. As of the Closing Date, since July 31,2003, there has not been any material adverse change in the business, assets or financial condition of Borrowers (taken as a whole), it being understood that (i) the bankruptcy filing of the Chapter 11 Debtors, (ii) the public announcement of such filing or the transactions contemplated thereby and (iii) changes or events affecting general economic conditions, but not otherwise materially and adversely affecting the business, assets or financial condition of Borrowers' and Borrowers' Subsidiaries, shall not be considered material adverse changes for purposes of the foregoing.

                  9.1.9 Audits, Appraisals and Environmental Reports. All of the appraisals and audits of the real and personal Property and business of Borrowers being conducted by Agent (or a third party designated by Agent) prior to the Closing Date, and all of the Phase I environmental assessments of the real Property of Borrowers being conducted by Agent (or a third party designated by Agent) prior to the Closing Date, shall have been completed to Agent's reasonable satisfaction.

                  9.2 Conditions Precedent to all Loans and other Credit Accommodations.

                  Notwithstanding any other provision of this Agreement or any other Loan Documents, and without affecting in any manner the rights of any Agent or any Lender under the other sections of this Agreement, no Lender shall be required to make any Loan, nor shall Agent or any Letter of Credit Issuer be required to issue or procure any Letter of Credit or LC Guaranty unless and until each of the following conditions has been and continues to be satisfied:

                  9.2.1 No Default. No Default or Event of Default shall exist; provided, that if Borrowers have disclosed to Agent, any Letter of Credit Issuers and Lenders the existence of a Default or an Event of Default in accordance with subsection 8.1.2, (i) each Lender shall continue to make Revolving Credit Loans until such Lender has delivered the written notice described in subsection 10.2.2 in respect of such Default or Event of Default, which notice pursuant to subsection 10.2.2 may be given at any time prior to the deadline for honoring a request for a Revolving Credit Loan and (ii) each Letter of Credit Issuer and Agent, as applicable, shall continue to issue and procure Letters of Credit and LC Guaranties until such Person has delivered the written notice described in subsection 10.2.2 in respect of such Default or Event of Default, which notice pursuant to subsection 10.2.2 may be given at any time prior to the deadline for honoring a request for a Letter of Credit or LC Guaranty.

                  9.2.2 No Litigation. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is materially adversely related to or arises out of, any of the Loan Documents.

         SECTION 10. EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT

                  10.1 Events of Default. The occurrence of one or more of the following events shall constitute an "Event of Default":

                  10.1.1 Payment of Obligations. Borrowers shall (i) fail to pay any of the Obligations hereunder (other than the Obligations described in the following clause (ii)) or under any Note on the due date thereof (whether due at stated maturity, on demand, upon acceleration or otherwise) or (ii) fail to pay any audit fees required to be paid by Borrowers pursuant to Section 2.7 or satisfy any expenses required to be satisfied by Borrowers pursuant to subsection 2.8 within five days following receipt by Borrowers of written notice of such failure.

                  10.1.2 Misrepresentations. Any representation, warranty or other statement made or furnished to Agent or any Lender by or on behalf of any Borrower, any of its Subsidiaries or any Guarantor in this Agreement, any of the other Loan Documents or any instrument, certificate or financial statement furnished in compliance with or in reference thereto proves to have been false or misleading in any material respect when made, furnished or reaffirmed pursuant to Section
         7.2 hereof; provided, that no breach of
         a representation or warranty occurring solely in respect of an Inactive Subsidiary (other than a breach of the representation and warranty contained in subsection 7.1.27) shall result in an Event of Default unless such event would reasonably be expected to have a Material Adverse Effect.

                  10.1.3 Breach of Specific Covenants. Borrowers shall fail or neglect to perform, keep or observe any covenant contained in Section or subsection 6.2.4, 6.2.5, 8.1.1, 8.1.2, 8.1.3(vi), 8.1.4 (at a time when Borrowing Base Certificates are required to be delivered more frequently than monthly), 8.1.10, 8.2 (other than subsection 8.2.20) or
         8.3 hereof on the date that Borrowers are required to perform, keep or observe such covenant, shall fail or neglect to perform, keep or observe any covenant contained in Section 8.1.4 hereof (at a time when Borrowing Base Certificates are required to be delivered on a monthly basis) within 1 Business Day following the date on which Borrowers are required to perform, keep or observe such covenant, or shall fail or neglect to perform, keep or observe any covenant contained in subsection 8.1.3(ii) or 8.1.3(iv) hereof within 5 days following the date on which Borrowers are required to perform, keep or observe such covenant.

                  10.1.4 Breach of Other Covenants. Borrowers shall fail or neglect to perform, keep or observe any covenant contained in this Agreement (other than a covenant which is dealt with specifically elsewhere in Section 10.1 hereof) and the breach of such other covenant is not cured to Agent's reasonable satisfaction within 30 days after the sooner to occur of Borrowers' receipt of notice of such breach from Agent or the date on which such failure or neglect first becomes known to any officer of any Borrower.

                  10.1.5 Default Under Security Documents or Other Agreements. Any event of default shall occur under, or any Borrower, any of its Subsidiaries or any Guarantor shall default in the performance or observance of any term, covenant, condition or agreement applicable to such Person contained in, any of the Security Documents or the Other Agreements (excluding any representations and warranties set forth in such Security Documents and Other Agreements) and such default shall continue, after the sooner to occur of such Person's receipt of notice of such default from Agent or the date on which such default first becomes known to any officer of such Person, beyond any applicable grace period; provided, that no event covered by this subsection 10.1.5 and occurring solely in respect of an Inactive Subsidiary shall result in an Event of Default unless such event would reasonably be expected to have a Material Adverse Effect.

                  10.1.6 Other Defaults. There shall occur any event of default on the part of any Borrower, any of its Subsidiaries or any Guarantor under any agreement, document or instrument to which such Borrower, such Subsidiary or such Guarantor is a party or by which such Borrower, such Subsidiary or such Guarantor or any of its Property is bound, evidencing or relating to any Indebtedness (other than the Obligations) with an outstanding principal balance in excess of $1,000,000, if the payment or maturity of such Indebtedness is or could be accelerated in consequence of such event of default or demand for payment of such Indebtedness is made or could be made in accordance with the terms thereof; or there shall occur any event which permits the holders of the Indebtedness under any such agreement, document or instrument to require the repurchase or redemption of such Indebtedness.

                  10.1.7 Uninsured Losses. Any material loss, theft, damage or destruction of any portion of the Collateral having a fair market value of $2,000,000, in the aggregate, if not fully covered (subject to such deductibles and self-insurance retentions as Agent shall have permitted) by insurance.

                  10.1.8 Insolvency and Related Proceedings. Ultimate Parent, Parent, any Borrower, any of its Subsidiaries or any Guarantor shall cease to be Solvent or shall suffer the appointment of a receiver, trustee, custodian or similar fiduciary, or shall make an assignment for the benefit of creditors, or any petition for an order for relief shall be filed by or against Parent, any Borrower, any of its Subsidiaries or any Guarantor under U.S. federal bankruptcy laws (if against Parent, any Borrower, any of its Subsidiaries or any Guarantor the continuation of such proceeding for more than 60 days), or Parent, any Borrower, any of its Subsidiaries or any Guarantor shall make any offer of settlement, extension or composition to their respective unsecured creditors generally; provided, that no event covered by this subsection 10.1.8 and occurring solely in respect of an Inactive Subsidiary shall result in an Event of Default unless such event would reasonably be expected to have a Material Adverse Effect.

                  10.1.9 Business Disruption; Condemnation. There shall occur a cessation of a substantial part of the business of Borrowers and their Subsidiaries (taken as a whole) for a period which materially adversely affects the capacity of Borrowers and their Subsidiaries to continue their business on a profitable basis; or any Borrower, any of its Subsidiaries or any Guarantor shall suffer the loss or revocation of any material license or permit now held or hereafter acquired by such Borrower, such Subsidiary or such Guarantor which is necessary to the continued or lawful operation of a material portion of the business of Borrowers and their Subsidiaries (taken as a whole); or any Borrower, any of its Subsidiaries or any Guarantor shall be enjoined, restrained or in any way prevented by court, governmental or administrative order from conducting all or any material part of the business affairs of Borrowers and their Subsidiaries (taken as a whole); or any material lease or agreement pursuant to which any Borrower, any of its Subsidiaries or any Guarantor leases, uses or occupies any Property shall be canceled or terminated prior to the expiration of its stated term, except any such lease or agreement the cancellation or termination of which could not reasonably be expected to have a Material Adverse Effect; or any material portion of the Collateral shall be taken through condemnation or the value of such Property shall be materially impaired through condemnation, except for any such condemnation that would not reasonably be expected to have a Material Adverse Effect.

                  10.1.10 Change of Ownership. (a) any transaction is consummated the result of which is that any Person other than the Permitted Holders becomes the beneficial owner, directly or indirectly, of, in the aggregate, more than 50% of the total Voting Stock of Ultimate Parent, whether as a result of the purchase of Securities of Ultimate Parent then outstanding, the issuance of Securities of Ultimate Parent, any merger, consolidation, liquidation or dissolution of Ultimate Parent or otherwise; (b) Continuing Directors no longer constitute a majority of the members of the board of directors of any of Neenah, Parent or Ultimate Parent; (c) Ultimate Parent shall cease to own and control, beneficially and of record (directly or indirectly), 100% of the issued and outstanding Securities of

         Parent; (d) Parent shall cease to own and control, beneficially and of record (directly or indirectly), 100% of the issued and outstanding Securities of Neenah; (e) Neenah shall cease to own and control, beneficially and of record (directly or indirectly), 100% of the issued and outstanding Securities of each other Borrower and each of its other Subsidiaries; (f) any "Change of Control" under and as defined in the Secured Bond Indenture shall occur; or (g) any "Change of Control" under and as defined in the Subordinated Bond Indenture shall occur.

                  10.1.11 ERISA. A Reportable Event shall occur which constitutes grounds for the termination by the Pension Benefit Guaranty Corporation of any Plan or for the appointment by the appropriate United States district court of a trustee for any Plan under Section 4042 of ERISA, or if any Plan shall be terminated or any such trustee shall be requested or appointed, or any Borrower or any of its Subsidiaries is in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan resulting from such Borrower's or such Subsidiary's complete or partial withdrawal from such Plan and any such event could reasonably be expected to have a Material Adverse Effect.

                  10.1.12 Challenge to Agreement. Parent, any Borrower, any Subsidiary of any Borrower (other than an Inactive Subsidiary) or any Guarantor (other than an Inactive Subsidiary), or any Affiliate of any of them, shall challenge or contest in any action, suit or proceeding the validity or enforceability of this Agreement or any of the other Loan Documents, the legality or enforceability of any of the Obligations or the perfection or priority of any Lien granted to Agent.

                  10.1.13 Repudiation of or Default Under Guaranty Agreement. Any Guarantor (other than an Inactive Subsidiary) shall revoke or attempt to revoke the Guaranty Agreement signed by such Guarantor, or shall repudiate such Guarantor's liability thereunder or shall be in default under the terms thereof.

                  10.1.14 Criminal Forfeiture. Any Borrower or any of its Subsidiaries shall be criminally indicted or convicted under any law that could lead to a forfeiture of any Property of such Borrower or such Subsidiary, except for any Property the forfeiture of which would not reasonably be expected to have a Material Adverse Effect.

                  10.1.15 Judgments. Any money judgments, writ of attachment or similar processes (collectively, "Judgments") are issued or rendered against any Borrower, any of its Subsidiaries or any Guarantor, or any of their respective Property (i) in the case of money judgments, in an amount of $1,000,000 or more for any single judgment, attachment or process or $2,000,000 or more for all such judgments, attachments or processes in the aggregate, in each case in excess of any applicable insurance (or indemnity from a creditworthy source that is reasonably acceptable to Agent) with respect to which the insurer (or the indemnifying party, if applicable) has admitted liability, and (ii) in the case of non-monetary Judgments, such Judgment or Judgments (in the aggregate) could reasonably be expected to have a Material Adverse Effect, in each case which Judgment is not stayed, released or discharged within 60 days; provided, that no event covered by this subsection 10.1.15 and occurring solely in respect of an Inactive

         Subsidiary shall result in an Event of Default unless such event would reasonably be expected to have a Material Adverse Effect.

                  10.2 Acceleration of the Obligations.

                  10.2.1 Upon or at any time after the occurrence and during the continuance of an Event of Default, (i) the Revolving Loan Commitments shall, at the option of Agent or Majority Lenders be terminated and/or
         (ii) Agent or Majority Lenders may declare all or any portion of the Obligations at once due and payable without presentment, demand protest or further notice by Agent or any Lender, and Borrowers shall forthwith pay to Agent, the full amount of such Obligations, provided, that upon the occurrence of an Event of Default specified in subsection 10.1.8 hereof, the Revolving Loan Commitments shall automatically be terminated and all of the Obligations shall become automatically due and payable, in each case without declaration, notice or demand by Agent or any Lender.

                  10.2.2 If a Default or Event of Default has occurred and is continuing, a Lender (in the case of Revolving Credit Loans) or Agent or a Letter of Credit Issuer (in the case of Letters of Credit and LC Guaranties) may, with written notice to Borrowers and Agent, suspend for so long as such Default or Event of Default is continuing, its Revolving Loan Commitment with respect to additional Revolving Credit Loans and/or the issuance of additional Letters of Credit and the execution of additional LC Guaranties, as applicable, whereupon any additional Revolving Credit Loans or Letters of Credit or LC Guaranties, as applicable, From such Person shall be made, issued or executed in such Person's sole discretion. Agent shall provide Lenders with prompt notice of having received a written notice from a Lender of the type provided for under this subsection 10.2.2.

                  10.3 Other Remedies.

                  Upon the occurrence and during the continuance of an Event of Default, Agent shall have and may exercise from time to time the following other rights and remedies:

                  10.3.1 All of the rights and remedies of a secured party under the UCC or under other applicable law, and all other legal and equitable rights to which Agent or Lenders may be entitled, all of which rights and remedies shall be cumulative and shall be in addition to any other rights or remedies contained in this Agreement or any of the other Loan Documents, and none of which shall be exclusive.

                  10.3.2 The right to take immediate possession of the Collateral, and to (i) require each Borrower and each of its Subsidiaries to assemble the Collateral, at Borrower's joint and several expense, and make it available to Agent at a place designated by Agent which is reasonably convenient to both parties, and (ii) enter any premises where any of the Collateral shall be located and to keep and store the Collateral on said premises until sold (and if said premises be the Property of any Borrower or any of its Subsidiaries, such Borrower agrees not to charge, or permit such Subsidiary to charge, Agent for storage thereof).

                  10.3.3 The right to sell or otherwise dispose of all or any Collateral in its then condition, or after any further manufacturing or processing thereof, at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, all as Agent, in its sole discretion, may deem advisable. Agent may, at Agent's option, disclaim any and all warranties regarding the Collateral in connection with any such sale. Each Borrower agrees that 10 days' written notice to such Borrower or any of its Subsidiaries of any public or private sale or other disposition of Collateral shall be reasonable notice thereof, and such sale shall be at such locations as Agent may designate in said notice. Agent shall have the right to conduct such sales on any Borrower's or any of its Subsidiaries' premises, without charge therefor, and such sales may be adjourned from time to time in accordance with applicable law. Agent shall have the right to sell, lease or otherwise dispose of the Collateral, or any part thereof, for cash, credit or any combination thereof, and Agent, on behalf of Lenders, may purchase all or any part of the Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Obligations. The proceeds realized from the sale of any Collateral shall be applied in the manner provided for in subsection
         3.4.2. If any deficiency shall arise, each Borrower and each Guarantor shall remain jointly and severally liable to Agent and Lenders therefore. Any surplus shall be remitted to whomsoever shall be legally entitled to the same.

                  10.3.4 Agent is hereby granted a non-exclusive license or other right to use, without charge, effective upon the occurrence and continuance of an Event of Default, each Borrower's and each of its Subsidiaries' labels, patents, copyrights, licenses, rights of use of any name, trade secrets, tradenames, trademarks and advertising matter, or any Property of a similar nature, as it pertains to the Collateral, in completing, advertising for sale and selling any Collateral and each Borrower's and each of its Subsidiaries' rights under all licenses and all franchise agreements shall inure to Agent's benefit.

                  10.3.5 Agent may, at its option, require Borrowers to deposit with Agent funds equal to 105% of the LC Amount and, if Borrowers fail to promptly make such deposit, Agent may advance such amount as a Revolving Credit Loan (whether or not an Overadvance is created thereby). Each such Revolving Credit Loan shall be secured by all of the Collateral and shall constitute a Base Rate Portion. Any such deposit or advance shall be held by Agent as a reserve to fund future payments on such LC Guaranties and future drawings against such Letters of Credit. At such time as all LC Guaranties have been paid or terminated and all Letters of Credit have been drawn upon or expired, any amounts remaining in such reserve shall be applied against any outstanding Obligations, or, if all Obligations have been indefeasibly paid in full, returned to Borrowers.

                  10.4 Set Off and Sharing of Payments.

                  In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, during the continuance of any Event of Default, each Lender is hereby authorized by each Borrower at any time or from time to time, with prior written consent of Agent and with reasonably prompt subsequent notice to such Borrower (any prior or contemporaneous notice to such Borrower being hereby expressly waived) to set off and to appropriate and to apply any and all (i) balances held by such Lender at any of its offices for the account of such Borrower or any of its Subsidiaries (regardless of whether such balances are then due to such Borrower or its Subsidiaries), and (ii) other property at any time held or owing by such Lender to or for the credit or for the account of such Borrower or any of its Subsidiaries, against and on account of any of the Obligations. Any Lender exercising a right to set off shall, to the extent the amount of any such set off exceeds its Revolving Loan Percentage of the amount set off, purchase for cash (and the other Lenders shall sell) interests in each such other Lender's pro rata share of the Obligations as would be necessary to cause such Lender to share such excess with each other Lender in accordance with their respective Revolving Loan Percentages. Each Borrower agrees, to the fullest extent permitted by law, that any Lender may exercise its right to set off with respect to amounts in excess of its pro rata share of the Obligations and upon doing so shall deliver such excess to Agent for the benefit of all Lenders in accordance with the Revolving Loan Percentages.

                  10.5 Remedies Cumulative; No Waiver.

                  All covenants, conditions, provisions, warranties, guaranties, indemnities, and other undertakings of each Borrower contained in this Agreement and the other Loan Documents, or in any document referred to herein or contained in any agreement supplementary hereto or in any schedule or in any Guaranty Agreement given to Agent or any Lender or contained in any other agreement between any Lender and such Borrower or between Agent and such Borrower heretofore, concurrently, or hereafter entered into, shall be deemed cumulative to and not in derogation or substitution of any of the terms, covenants, conditions, or agreements of such Borrower herein contained. The failure or delay of Agent or any Lender to require strict performance by any Borrower of any provision of this Agreement or to exercise or enforce any rights, Liens, powers, or remedies hereunder or under any of the aforesaid agreements or other documents or security or Collateral shall not operate as a waiver of such performance, Liens, rights, powers and remedies, but all such requirements, Liens, rights, powers, and remedies shall continue in full force and effect until all Loans and other Obligations owing or to become owing from such Borrower to Agent and each Lender have been fully satisfied. None of the undertakings, agreements, warranties, covenants and representations of any Borrower contained in this Agreement or any of the other Loan Documents and no Default or Event of Default by any Borrower under this Agreement or any other Loan Documents shall be deemed to have been suspended or waived by Lenders, unless such suspension or waiver is by an instrument in writing specifying such suspension or waiver and is signed by a duly authorized representative of Agent and directed to Borrowers.

                              SECTION 11. THE AGENT

                  11.1 Authorization and Action.

                  Each Lender hereby appoints and authorizes Agent to take such action on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. Each Lender hereby acknowledges that Agent shall not have by reason of this Agreement assumed a fiduciary relationship in respect of any Lender. In performing its functions and duties under this Agreement, Agent shall act solely as agent of Lenders and shall not in its capacity as such assume, or be deemed to have assumed, any obligation toward, or relationship of agency or trust with or for, any Borrower. As to any matters not expressly provided for by this Agreement and the other Loan Documents (including without limitation enforcement and collection of the Notes), Agent may, but shall not be required to, exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Lenders, whenever such instruction shall be requested by Agent or required hereunder, or a greater or lesser number of Lenders if so required hereunder, and such instructions shall be binding upon all Lenders; provided, that Agent shall be fully justified in failing or refusing to take any action which exposes Agent to any liability or which is contrary to this Agreement, the other Loan Documents or applicable law, unless Agent is indemnified to its satisfaction by the other Lenders against any and an liability and expense which it may incur by reason of taking or continuing to take any such action. If Agent seeks the consent or approval of the Majority Lenders (or a greater or lesser number of Lenders as required in this Agreement), with respect to any action hereunder, Agent shall send notice thereof to each Lender and shall notify each Lender at any time that the Majority Lenders (or such greater or lesser number of Lenders) have instructed Agent to act or refrain from acting pursuant hereto.

                  11.2 Agent's Reliance, Etc.

                  Neither Agent, any Affiliate of Agent, nor any of their respective directors, officers, agents or employees shall be liable in their capacity as such for any action taken or omitted to be taken by it or them under or in connection with this Agreement or the other Loan Documents, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, Agent: (i) may treat each Lender party hereto as the holder of Obligations until Agent receives written notice of the assignment or transfer of such Lender's portion of the Obligations signed by such Lender and in form reasonably satisfactory to Agent; (ii) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, (iii) makes no warranties or representations to any Lender and shall not be responsible to any Lender for any recitals, statements, warranties or representations made in or in connection with this Agreement or any other Loan Documents; (iv) shall not have any duty beyond Agent's customary practices in respect of loans in which Agent is the only lender, to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the other Loan Documents on the part of any Borrower, to inspect the property (including the books and records) of any Borrower, to monitor the financial condition of any Borrower or to ascertain the existence or possible existence or continuation of any Default or Event of Default; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (vi) shall not be liable to any Lender for any action taken, or inaction, by Agent upon the instructions of Majority Lenders pursuant to Section
11.1 hereof or refraining to take any action pending such instructions; (vii) shall not be liable for any apportionment or distributions of payments made by it in good faith pursuant to Section 3 hereof; (viii) shall incur no liability under or in respect of this Agreement or the other Loan Documents by acting upon any notice, consent, certificate, message or other instrument or writing (which may be by telephone, facsimile, telegram, cable or telex) believed in good faith by it to be genuine and signed or sent by the proper party or parties; and (ix) may assume that no Event of Default has occurred and is continuing, unless Agent has actual knowledge of the Event of Default, has received notice from a Borrower or a Borrower's independent certified public accountants stating the nature of the Event of Default, or has received notice from a Lender stating the nature of the Event of Default and that such Lender considers the Event of Default to have occurred and to be continuing. In the event any apportionment or distribution described in clause (vii) above is determined to have been made in error, the sole recourse of any Person to whom payment was due but not made shall be to recover from the recipients of such payments any payment in excess of the amount to which they are determined to have been entitled.

                  11.3 Fleet and Affiliates.

                  With respect to its commitment hereunder to make Loans, Fleet shall have the same rights and powers under this Agreement and the other Loan Documents as any other Lender and may exercise the same as though it were not Agent; and the terms "Lender," "Lenders" or "Majority Lenders" shall, unless otherwise expressly indicated, include Fleet in its individual capacity as a Lender. Fleet and its Affiliates may lend money to, and generally engage in any kind of business with, each Borrower, and any Person who may do business with or own Securities of each Borrower all as if Fleet were not Agent and without any duty to account therefor to any other Lender.

                  11.4 Lender Credit Decision.

                  Each Lender acknowledges that it has, independently and without reliance upon Agent or any other Lender and based on the financial statements referred to herein and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement. Agent shall not have any duty or responsibility, either initially or on an ongoing basis, to provide any Lender with any credit or other similar information regarding any Borrower.

                  11.5 Indemnification.

                  Lenders agree to indemnify Agent and Arranger (to the extent not reimbursed by Borrowers), in accordance with their respective Aggregate Percentages, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against Agent or Arranger in any way relating to or arising out of this Agreement or any other Loan Document or any action taken or omitted by Agent or Arranger under this Agreement; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse Agent and Arranger promptly upon demand for its ratable share, as set forth above, of any out-of-pocket expenses (including reasonable attorneys' fees) incurred by

Agent or Arranger in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiation, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement and each other Loan Document, to the extent that Agent or Arranger, as applicable, is not reimbursed for such expenses by Borrowers. The obligations of Lenders under this Section 11.5 shall survive the payment in full of all Obligations and the termination of this Agreement. If after payment and distribution of any amount by Agent to Lenders, any Lender or any other Person, including any Borrower, any creditor of any Borrower, a liquidator, administrator or trustee in bankruptcy, recovers from Agent or Arranger any amount found to have been wrongfully paid to Agent or Arranger or disbursed by Agent or Arranger to Lenders, then Lenders, in accordance with their respective Aggregate Percentages, shall reimburse Agent or Arranger, as applicable, for all such amounts.

                  11.6 Rights and Remedies to be Exercised by Agent Only.

                  Each Lender agrees that, except as set forth in Section 10.4, no Lender shall have any right individually (i) to realize upon the security created by this Agreement or any other Loan Document, (ii) to enforce any provision of this Agreement or any other Loan Document, or (iii) to make demand for payment by Borrower or any Guarantor under this Agreement or any other Loan Document.

                  11.7 Agency Provisions Relating to Collateral.

                  Each Lender authorizes and ratifies Agent's entry into this Agreement and the Security Documents for the benefit of Lenders. Each Lender agrees that any action taken by Agent with respect to the Collateral in accordance with the provisions of this Agreement or the Security Documents, and the exercise by Agent of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all Lenders. Agent is hereby authorized on behalf of all Lenders, without the necessity of any notice to or further consent From any Lender to take any action with respect to any Collateral or the Loan Documents which may be necessary to perfect and maintain perfected Agent's Liens upon the Collateral, for its benefit and the ratable benefit of Lenders. Lenders hereby irrevocably authorize Agent, at its option and in its discretion, to release any Lien granted to or held by Agent upon any Collateral (i) upon termination of the Agreement and payment and satisfaction of all Obligations; it being understood that Agent shall release its Lien on the Collateral upon termination of the Agreement pursuant to release documentation that is reasonably requested by Borrowers (and Agent agrees with Borrowers to provide such release); or (ii) constituting property being sold or disposed of if the sale or disposition is made in compliance with subsection 8.2.9, as it may be amended From time to time in accordance with the provisions of Section 12.3; it being understood that Agent shall release its Lien on any Collateral that is sold or otherwise disposed of in compliance with subsection 8.2.9 pursuant to release documentation that is reasonably requested by Borrowers (and Agent agrees with Borrowers to provide such releases); or (iii) constituting property in which no Borrower owned any interest at the time the Lien was granted or at any time thereafter; or (iv) in connection with any foreclosure sale or other enforcement action with respect to Collateral or in connection with the other exercise by Agent of remedies hereunder or under another Loan Document, in each case after the occurrence and during the continuation of an Event of Default or (v) if approved, authorized or ratified in writing by Agent at the direction of all Lenders. Upon request by Agent at any time, Lenders will confirm in writing Agent's authority to release particular types or items of Collateral pursuant hereto. Agent shall have no obligation whatsoever to any Lender or to any other Person to assure that the Collateral exists or is owned by any Borrower or is cared for, protected or insured or has been encumbered or that the Liens granted to Agent herein or pursuant to the Security Documents have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of its rights, authorities and powers granted or available to Agent in this Section
11.7 or in any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, Agent may act in any manner it may deem appropriate, in its sole discretion, but consistent with the provisions of this Agreement, including given Agent's own interest in the Collateral as a Lender and that Agent shall have no duty or liability whatsoever to any Lender.

                  11.8 Agent's Right to Purchase Commitments.

                  Agent shall have the right, but shall not be obligated, at any time upon written notice to any Lender and with the consent of such Lender, which may be granted or withheld in such Lender's sole discretion, to purchase for Agent's own account all of such Lender's interests in this Agreement, the other Loan Documents and the Obligations, for the face amount of the outstanding Obligations owed to such Lender, including without limitation all accrued and unpaid interest and fees.

                  11.9 Right of Sale; Assignment; Participations.

                  Each Borrower hereby consents to any Lender's participation, sale, assignment, transfer or other disposition, at any time or times hereafter, of this Agreement and any of the other Loan Documents, or of any portion hereof or thereof, including, without limitation, such Lender's rights, title, interests, remedies, powers, and duties hereunder or thereunder subject to the terms and conditions set forth below:

                  11.9.1 Sales Assignments. Each Lender hereby agrees that, with respect to any sale or assignment (i) no such sale or assignment shall be for an amount of less than $5,000,000 or any integral multiple of $1,000,000 in excess thereof (or, if less, the aggregate amount of the Loans and Loan Commitments of such Lender), (ii) Agent and, in the absence of a Default or Event of Default, Borrowers, must consent, such consent not to be unreasonably withheld, to each such assignment to a Person that is not an original signatory to this Agreement, (iii) the assigning Lender shall pay to Agent a processing and recordation fee of $3,500 and any out-of-pocket attorneys' fees and expenses incurred by Agent in connection with any such sale or assignment and (iv) Agent, the assigning Lender and the assignee Lender shall each have executed and delivered an Assignment and Acceptance Agreement. After such sale or assignment has been consummated and the Register is updated (x) the assignee Lender thereupon shall become a "Lender" for all purposes of this Agreement and (y) the assigning Lender shall have no further liability for funding the portion of Revolving Loan Commitments assumed by such other Lender.

                  11.9.2 Participations. Upon the consent of Agent and, in the absence of an Event of Default, Borrowers (such consent not to be unreasonably withheld), any Lender may grant participations in its extensions of credit hereunder to any other Lender or other lending institution (a "Participant"), provided that (i) no such participation shall be for an amount of less than $5,000,000 or any integral multiple of $1,000,000 in excess thereof (or, if less, the aggregate amount of the Loans and Loan Commitments of such Lender), (ii) no Participant shall thereby acquire any direct rights under this Agreement, (iii) no Participant shall be granted any right to consent to any amendment, except to the extent any of the same pertain to (1) reducing the aggregate principal amount of, or interest rate on, or fees applicable to, any Loan or (2) extending the final stated maturity of any Loan or the stated maturity of any portion of any payment of principal of, or interest or fees applicable to, any of the Loans; provided, that the rights described in this subclause (2) shall not be deemed to include the right to consent to any amendment with respect to or which has the effect of requiring any mandatory prepayment of any portion of any Loan or any amendment or waiver of any Default or Event of Default, (iv) no sale of a participation in extensions of credit shall in any manner relieve the originating Lender of its obligations hereunder, (v) the originating Lender shall remain solely responsible for the performance of such obligations, (vi) Borrowers and Agent shall continue to deal solely and directly with the originating Lender in connection with the originating Lender's rights and obligations under this Agreement and the other Loan Documents, (vii) in no event shall any financial institution purchasing the participation grant a participation in its participation interest in the Loans without the prior written consent of Agent, and, in the absence of a Default or an Event of Default, Borrowers, which consents shall not unreasonably be withheld and (viii) all amounts payable by Borrowers hereunder shall be determined as if the originating Lender had not sold any such participation.

                  11.9.3 Certain Agreements of Borrowers. Each Borrower agrees that (i) it will use its commercially reasonable efforts to cooperate with each Lender to effect the sale of participation in or assignments of any of the Loan Documents or any portion thereof or interest therein, including, without limitation, assisting in the preparation of appropriate disclosure documents and making members of management available at reasonable times to meet with and answer questions of potential assignees and Participants; and (ii) subject to the provisions of Section 12.15 hereof, such Lender may disclose credit information regarding each Borrower to any potential Participant or assignee.

                  11.9.4 Non U.S. Resident Transferees. If, pursuant to this
         Section 11.9, any interest in this Agreement or any Loans is transferred to any transferee which is organized under the laws of any jurisdiction other than the United States or any state thereof, the transferor Lender shall cause such transferee (other than any Participant), and may cause any Participant, concurrently with and as a condition precedent to the effectiveness of such transfer, to (i) represent to the transferor Lender (for the benefit of the transferor Lender, Agent, and Borrowers) that under applicable law and treaties no taxes will be required to be withheld and paid by Agent, Borrowers or the transferor Lender with respect to any payments to be made to such transferee in respect of the interest so transferred and (ii) comply with the provisions of Section 2.12(b).

                  11.9.5 Register. Pursuant to this subsection 11.9.5, Borrowers hereby designate Agent to serve as agent for the purposes of this subsection 11.9.5, and Agent agrees, to maintain, or cause to be maintained at its offices, a listing of the name and address of each Lender and the Revolving Loan Commitment of, the principal balance of and stated interest on the Loans owing to, each Lender (the "Register"). The entries in such listing shall be conclusive and binding for all purposes, absent manifest error, and Borrowers, Agent and Lenders shall treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. Loans and Commitments may be assigned or sold in whole or in part only by recordation of such assignment or sale in the Register. The Register shall be available for inspection by Borrowers and any Lender at any reasonable time upon reasonable prior notice.

                  11.10 [INTENTIONALLY OMITTED].

                  11.11 Resignation of Agent: Appointment of Successor.

                  Agent may resign as Agent by giving not less than thirty (30) days' prior written notice to Lenders and Borrowers. If Agent shall resign under this Agreement, then, (i) subject to the consent of Borrowers (which consent shall not be unreasonably withheld and which consent shall not be required during any period in which a Default or an Event of Default exists), Majority Lenders shall appoint from among Lenders a successor agent for Lenders or (ii) if a successor agent shall not be so appointed and approved within the thirty
(30) day period following Agent's notice to Lenders and Borrowers of its resignation, then Agent shall appoint a successor agent who shall serve as Agent until such time as Majority Lenders appoint a successor agent, subject to Borrowers' consent as set forth above. Upon its appointment, such successor agent shall succeed to the rights, powers and duties of Agent and the term "Agent" shall mean such successor effective upon its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement. After the resignation of any Agent hereunder, the provisions of this Section 11 shall inure to the benefit of such former Agent and such former Agent shall not by reason of such resignation be deemed to be released from liability for any actions taken or not taken by it while it was an Agent under this Agreement.

                  11.12 Audit and Examination Reports: Disclaimer by Lenders.

                  By signing this Agreement, each Lender:

                           (a) is deemed to have requested that Agent furnish
                  such Lender, promptly after it becomes available, a copy of each audit or examination report (each a "Report" and collectively, "Reports") prepared by or on behalf of Agent;

                           (b) expressly agrees and acknowledges that Agent (i)
                  does not make any representation or warranty as to the accuracy of any Report, and (ii) shall not be liable for any information contained in any Report;

                           (c) expressly agrees and acknowledges that the
                  Reports are not comprehensive audits or examinations, that Agent or other party performing any audit or examination will inspect only specific information regarding each

                  Borrower and will rely significantly upon each Borrower's books and records, as well as on representations of each Borrower's personnel;

                           (d) agrees to keep all Reports confidential and
                  strictly for its internal use, and not to distribute except to its assignees or participants, or use any Report in any other manner, in accordance with the provisions of Section 12.15; and

                           (e) without limiting the generality of any other
                  indemnification provision contained in this Agreement, agrees:
                  (i) to hold Agent and any such other Lender preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any loans or other credit accommodations that the indemnifying Lender has made or may make to any Borrower, or the indemnifying Lender's participation in, or the indemnifying Lender's purchase of, a loan or loans of any Borrower; and (ii) to pay and protect, and indemnify, defend and hold Agent and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses and other amounts (including attorney's fees and expenses) incurred by Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

                  11.13 Syndication Agent, Documentation Agent and Arranger.

                  None of the Syndication Agent, the Documentation Agent or the Arranger identified in the introductory paragraph of this Agreement, in its capacity as such, shall have any rights, powers, duties or responsibilities, and no rights, powers, duties or responsibilities shall be read into this Agreement or any other Loan Document or otherwise exist on behalf of or against such entity, in its capacity as such. If any of the Syndication Agent, the Documentation Agent or the Arranger resigns, in its capacity as such, no successor Syndication Agent, Documentation Agent or Arranger (as applicable) shall be appointed.

                  11.14 Real Property Collateral.

                  Notwithstanding any provision of this Agreement or any other Loan Document to the contrary, Agent shall not take any action to foreclose upon, acquire or take possession of or occupy, or exercise any remedies by which it will take title or otherwise come into ownership in respect of Collateral consisting of real Property (the "Affected Collateral") or purchase or otherwise acquire (including in lieu of actual payment of a purchase price) any stock or other equity interest in any Borrower or other Person that owns the Affected Collateral unless and until (i) Lenders have obtained, at Borrowers' joint and several expense, a Phase II environmental site assessment with respect to the Affected Collateral, prepared by an environmental consultant reasonably acceptable to Lenders and (ii) each Lender has confirmed that no remediation is required by such Lender or that any remediation has been completed to the satisfaction of such Lender with respect to the Affected Collateral.

                           SECTION 12. MISCELLANEOUS

                  12.1 Power of Attorney.

                  Each Borrower hereby irrevocably designates, makes, constitutes and appoints Agent (and all Persons designated by Agent) as such Borrower's true and lawful attorney (and agent-in-fact), solely with respect to the matters set forth in this Section 12.1, and Agent, or Agent's agent, may, without notice to any Borrower and in such Borrower's or Agent's name, but at the cost and expense of such Borrower:

                  12.1.1 Subject to the third sentence of subsection 3.4.1 to the extent that the taking of any action pursuant to this subsection
         12.1.1 causes a credit balance to exist in the Loan Account, at such time or times as Agent or said agent, in its sole discretion, may determine, endorse such Borrower's name on any checks, notes, acceptances, drafts, money orders or any other evidence of payment or proceeds of the Collateral which come into the possession of Agent or under Agent's control.

                  12.1.2 At such time or times after the occurrence and during the continuance of an Event of Default (provided that the occurrence of an Event of Default shall not be required with respect to clauses (iv),
         (vi)(except as set forth below in such clause (vi>>, (viii) and (ix) below), as Agent or its agent in its sole discretion may determine: (i) demand payment of the Accounts from the Account Debtors, enforce payment of the Accounts by legal proceedings or otherwise, and generally exercise all of such Borrower's rights and remedies with respect to the collection of the Accounts; (ii) settle, adjust, compromise, discharge or release any of the Accounts or other Collateral or any legal proceedings brought to collect any of the Accounts or other Collateral; (iii) sell or assign any of the Accounts and other Collateral upon such terms, for such amounts and at such time or times as Agent deems advisable, and at Agent's option, with all warranties regarding the Collateral disclaimed; (iv) take control, in any manner, of any item of payment or proceeds relating to any Collateral at any time when a Dominion Period is in effect; (v) prepare, file and sign such Borrower's name to a proof of claim in bankruptcy or similar document against any Account Debtor or to any notice of lien, assignment or satisfaction of lien or similar document in connection with any of the Collateral;

                           (i) receive, open and dispose of all mail addressed to such Borrower and, if an Event of Default has occurred and is continuing, notify postal authorities to change the address for delivery thereof to such address as Agent may designate until such time as no Event of Default exists; provided, that any contents of such mail other than any checks, notes, acceptances, drafts, money orders or other evidence of payment or proceeds of the Collateral shall be furnished by Agent to such Borrower in accordance with written instructions provided by such Borrower; (vii) endorse the name of such Borrower upon any of the items of payment or proceeds relating to any Collateral and deposit the same to the account of Agent on account of the Obligations; (viii) endorse the name of such Borrower upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to any Collateral; (ix) use such Borrower's stationery and sign the name of such Borrower to verifications of the Accounts and notices thereof to Account Debtors (provided that Agent shall deliver drafts of any such written communication to such Borrower prior to the delivery thereof to any Account Debtors); (x) use the information recorded on or contained in any data processing equipment and Computer Hardware and Software relating to the Accounts, Inventory, Equipment and any other Collateral; (xi) make and adjust claims under policies of insurance to the extent related to the Collateral; and (xii) do all other acts and things necessary, in Agent's determination, to fulfill such Borrower's obligations under this Agreement.

                  The power of attorney granted hereby shall constitute a power coupled with an interest and shall be irrevocable.

                  12.2 Indemnity.

                  Each Borrower hereby agrees to jointly and severally indemnify Agent, Arranger and each Lender (and each of their Affiliates) and hold Agent, Arranger and each Lender (and each of their Affiliates) harmless from and against any liability, loss, damage, suit, action or proceeding suffered or incurred by any such Person (including reasonable documented attorneys fees and legal expenses) as the result of such Borrower's failure to observe, perform or discharge such Borrower's duties hereunder (subject to subsection 2.12) or arising From or relating to this Agreement, the other Loan Documents or the transactions contemplated hereby or thereby, except those determined by a court of competent jurisdiction in a final nonappealable judgment to have arisen out of the bad faith, gross negligence or willful misconduct of, or breach of the terms of this Agreement or any other Loan Document by, Agent, Arranger or such Lender. In addition, each Borrower shall defend Agent, Arranger and each Lender (and each of their Affiliates) against and hold it harmless from all claims of any Person with respect to the Collateral (except those determined by a court of competent jurisdiction in a final nonappealable judgment to have resulted from the bad faith, gross negligence or intentional misconduct of, or breach of the terms of this Agreement or any other Loan Document by, any such Person seeking indemnity). Without limiting the generality of the foregoing, each Borrower shall indemnify and hold harmless Agent, Arranger and each Lender (and each of their Affiliates) from and against any loss, damage, cost, expense or liability directly or indirectly arising out of or under the Environmental Laws, or attributable to the use, generation, storage, release, threatened release, discharge, disposal or presence of any pollutants, flammables, explosives, petroleum (including crude oil) or any fraction thereof, radioactive materials, hazardous wastes, toxic substances or related materials, including, without limitation, any substances defined as or included in the definition of toxic or hazardous substances, wastes, or materials under any Environmental Law, except for those losses, damages, costs, expenses or liabilities determined by a court of competent jurisdiction in a final nonappealable judgment to have arisen out of the bad faith, gross negligence or willful misconduct of Agent, Arranger or such Lender. Notwithstanding any contrary provision in this Agreement, the obligation of each Borrower under this Section 12.2 shall survive the payment in full of the non-indemnity Obligations and the termination of this Agreement.

                  12.3 Amendments.

                  No amendment or waiver of any provision of this Agreement or any other Loan Document (including without limitation any Note), nor consent to any departure by any Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Majority Lenders and Borrowers, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, that no amendment, waiver or consent shall be effective, unless (i) in writing and signed by each Lender, if it does any of the following: (1) increase or decrease the aggregate Loan Commitments, or any Lender's Revolving Loan Commitment or Term Loan Commitment, (2) reduce the principal of, or interest on, any amount payable on any date hereunder or under any Note, other than those payable only to Fleet in its capacity as Agent, which may be reduced by Fleet unilaterally, (3) decrease any interest rate payable hereunder, the Unused Line Fee or any other fee payable to Lenders (as opposed to Agent or Arranger), (4) postpone any date fixed for any payment of principal of, or interest on, any amounts payable hereunder or under any Note, other than those payable only to Fleet in its capacity as Agent, which may be postponed by Fleet unilaterally; provided, that notwithstanding the foregoing or any other provision of this Section 12.3 to the contrary, the extension of a due date for a mandatory prepayment of the Obligations required under subsection 3.3.1, 3.3.2 or 3.3.3 or a modification of the manner in which any such prepayment is applied to the Obligations shall be subject to the approval of the Majority Lenders and Borrowers, (5) modify the definitions of any of the terms Borrowing Base (including, without limitation, the percentages set forth in the definition of such term), Eligible Account, Eligible Inventory, Eligible Adjusted Municipal Accounts, Availability Block, if the effect of such modification is to increase the amount available to be borrowed in respect of the Revolving Loans, or decrease the amount of the Availability Block, or modify the definitions of any of the terms Dominion Event, Dominion Period and Non-Core Fixed Assets, (6) reduce the number of Lenders that shall be required for Lenders or any of them to take any action hereunder, (7) release or discharge any Person (other than an Inactive Subsidiary) liable for the performance of any obligations of any Borrower hereunder or under any of the Loan Documents, (8) amend any provision of this Agreement that requires the consent of all Lenders or consent to or waive any breach thereof, (9) amend the definition of the term "Majority Lenders", (10) amend this Section 12.3, subsection 1.1.2, subsection 1.1.4(i) or subsection 1.1.5, (11) release Collateral having a fair market value that exceeds $5,000,000 in the aggregate, unless otherwise permitted pursuant to Section 11.7 hereof or (12) subordinate the Obligations to any other Indebtedness or subordinate any of the Liens on the Collateral securing the Obligations to any other Liens, except in the case of subordination of Agent's Liens on assets subject to permitted Capitalized Lease Obligations or Permitted Purchase Money Indebtedness (which Agent shall be permitted to effect without the consent of any other Lender), or amend the terms of the Subordinated Bond Lien Subordination Agreement; or (ii) in writing and signed by Agent in addition to the Lenders required above to affect the rights or duties of Agent under this Agreement, any Note or any other Loan Document. If a fee is to be paid by Borrowers in connection with any waiver or amendment hereunder, the agreement evidencing such amendment or waiver may, at the discretion of Agent (but shall not be required to), provide that only Lenders executing such agreement by a specified date may share in such fee (and in such case, such fee shall be divided among the applicable Lenders on a pro rata basis without including the interests of any Lenders who have not timely executed such agreement).

                  12.4 Sale of Interest.

                  No Borrower may sell, assign or transfer any interest in this Agreement, any of the other Loan Documents, or any of the Obligations, or any portion thereof, including, without limitation, such Borrower's rights, title, interests, remedies, powers, and duties hereunder or thereunder, without the prior written consent of Agent and each Lender.

                  12.5 Severability.

                  Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                  12.6 Successors and Assigns.

                  This Agreement, the Other Agreements and the Security Documents shall be binding upon and inure to the benefit of the successors and assigns of Borrowers, Agent and each Lender permitted under Section 11.9 hereof.

                  12.7 Cumulative Effect; Conflict of Terms.

                  The provisions of the Other Agreements and the Security Documents are hereby made cumulative with the provisions of this Agreement. Except as otherwise provided in any of the other Loan Documents by specific reference to the applicable provision of this Agreement, if any provision contained in this Agreement is in direct conflict with, or inconsistent with, any provision in any of the other Loan Documents, the provision contained in this Agreement shall govern and control.

                  12.8 Execution in Counterparts.

                  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

                  12.9 Notice.

                  Except as otherwise provided herein, all notices, requests and demands to or upon a party hereto, to be effective, shall be in writing, return receipt requested, by personal delivery against receipt, by overnight courier or by facsimile and, unless otherwise expressly provided herein, shall be deemed to have been validly served, given, delivered or received, as applicable, immediately when delivered against receipt, one Business Day after deposit with an overnight courier or, in the case of facsimile notice, when sent, addressed as follows:

         If to Agent:                     Fleet Capital Corporation
                                          One South Wacker Drive
                                          Suite 1400
                                          Chicago, Illinois 60606
                                          Attention: Loan Administration Manager
                                          Facsimile No.: (312) 827-4222

         With a copy to:                  Goldberg, Kohn, Bell, Black,
                                          Rosenbloom & Moritz, Ltd.
                                          55 East Monroe Street
                                          Suite 3700
                                          Chicago, Illinois 60603
                                          Attention: David L. Dranoff, Esq.
                                          Facsimile No.: (312) 332-2196

         If to any Borrower:              c/o Neenah Foundry Company
                                          2121 Brooks Avenue
                                          Neenah, Wisconsin 54956
                                          Attention: Mr. Gary LaChey
                                          Facsimile No.: (920) 729-3633

         With a copy to:                  Kirkland & Ellis LLP
                                          Citigroup Center
                                          153 E. 53rd Street
                                          New York, New York 10022
                                          Attention: Geoffrey W. Levin, Esq.
                                          Facsimile No.: (212) 446-4900

or to such other address as each party may designate for itself by notice given in accordance with this Section 12.9; provided, however, that any notice, request or demand to or upon Agent or a Lender pursuant to subsection 3.1.1 or
4.2.2 hereof shall not be effective until received by Agent or such Lender.

                  12.10 Consent.

                  Whenever Agent's, Majority Lenders' or all Lenders' consent is required to be obtained under this Agreement, any of the Other Agreements or any of the Security Documents as a condition to any action, inaction, condition or event, except as otherwise specifically provided herein, Agent, Majority Lenders or all Lenders, as applicable, shall be authorized to give or withhold such consent in their sole and absolute discretion and to condition its consent upon the giving of additional Collateral security for the Obligations, the payment of money or any other matter.

                  12.11 Credit Inquiries.

                  Each Borrower hereby authorizes and permits Agent and each Lender to respond to usual and customary credit inquiries from third parties concerning such Borrower or any of its Subsidiaries, subject to the provisions of Section 12.15.

                  12.12 Time of Essence.

                  Time is of the essence of this Agreement, the Other Agreements and the Security Documents.

                  12.13 Entire Agreement.

                  This Agreement and the other Loan Documents, together with all other instruments, agreements and certificates executed by the parties in connection therewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and inducements, whether express or implied, oral or written.

                  12.14 Interpretation.

                  No provision of this Agreement or any of the other Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

                  12.15 Confidentiality.

                  Agent and each Lender shall keep confidential (and shall use best efforts to cause its respective agents to keep confidential) all nonpublic information obtained pursuant to the requirements of this Agreement in accordance with Agent's and such Lender's customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices and in any event may make disclosure reasonably required by a prospective participant or assignee in connection with the contemplated participation or assignment or as required or requested by any governmental authority or representative thereof or pursuant to legal process and shall require any such participant or assignee to agree to comply with this Section
12.15. In any event, however, Agent, each Lender, Borrowers and their Affiliates (and any agent or representative thereof) may disclose to any and all Persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated hereby and by the other Loan Documents and all materials of any kind (including opinions or other tax analyses) that are provided to Agent, any Lender, any Borrower or their Affiliates relating to such tax treatment and tax structure; it being agreed and understood that (i) this authorization is retroactively effective to the commencement of the first discussions between or among any of the parties regarding the transactions contemplated hereby and by the other Loan Documents and (ii) this authorization is not intended to permit disclosure of any other information not relevant to the tax treatment or tax structure of the transactions contemplated hereby, including, without limitation, (a) any portion of any materials to the extent not related to the tax treatment or tax structure of the transactions contemplated hereby, (b) the identities of participants or potential participants in the transactions contemplated hereby or (c) any other term or detail not relevant to the tax treatment or the tax structure of the transactions. The provisions of this Section 12.15 shall remain operative and in full force and effect regardless of the expiration or termination of this Agreement.

                  12.16 GOVERNING LAW: CONSENT TO FORUM.

                  THIS AGREEMENT HAS BEEN NEGOTIATED, EXECUTED AND DELIVERED IN AND SHALL BE DEEMED TO HAVE BEEN MADE IN CHICAGO, ILLINOIS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS (WITHOUT REGARD TO ANY PRINCIPLES OF CONFLICTS OF LAWS); PROVIDED, HOWEVER, THAT IF ANY OF THE COLLATERAL SHALL BE LOCATED IN ANY JURISDICTION OTHER THAN ILLINOIS, THE LAWS OF SUCH JURISDICTION SHALL GOVERN THE METHOD, MANNER AND PROCEDURE FOR FORECLOSURE OF AGENT'S LIEN UPON SUCH COLLATERAL AND THE ENFORCEMENT OF AGENT'S OTHER REMEDIES IN RESPECT OF SUCH COLLATERAL TO THE EXTENT THAT THE LAWS OF SUCH JURISDICTION ARE DIFFERENT FROM OR INCONSISTENT WITH THE LAWS OF ILLINOIS. AS PART OF THE CONSIDERATION FOR NEW VALUE RECEIVED, AND REGARDLESS OF ANY PRESENT OR FUTURE DOMICILE OR PRINCIPAL PLACE OF BUSINESS OF ANY BORROWER, AGENT OR ANY LENDER, EACH BORROWER HEREBY CONSENTS AND AGREES THAT THE CIRCUIT COURT OF COOK COUNTY, ILLINOIS, OR, AT AGENT'S OPTION, THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS, EASTERN DIVISION, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BORROWERS ON THE ONE HAND AND AGENT OR ANY LENDER ON THE OTHER HAND PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE CONFIRMATION ORDER (OR IN ANY AGREEMENT TO WHICH ANY BORROWER IS A PARTY) TO THE CONTRARY, EACH BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH BORROWER HEREBY WAIVES ANY OBJECTION WHICH SUCH BORROWER MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. EACH BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH BORROWER AT THE ADDRESS SET FORTH IN THIS AGREEMENT OR OTHERWISE PROVIDED TO AGENT AS A NEW NOTICE ADDRESS IN ACCORDANCE WITH THE TERMS HEREOF AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH BORROWER'S ACTUAL RECEIPT THEREOF OR 5 BUSINESS DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREP AID. NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHT OF AGENT OR ANY LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY AGENT OR ANY LENDER OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

                  12.17 WAIVERS.

                  EACH BORROWER WAIVES (I) THE RIGHT TO TRIAL BY JURY (WHICH AGENT AND EACH LENDER HEREBY ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS OR THE COLLATERAL; (II) PRESENTMENT, DEMAND AND PROTEST AND NOTICE OF PRESENTMENT, PROTEST, DEFAULT, NON PAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION OR RENEWAL OF ANY OR ALL COMMERCIAL PAPER, ACCOUNTS, CONTRACT RIGHTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY AGENT OR ANY LENDER ON WHICH SUCH BORROWER MAY IN ANY WAY BE LIABLE; (III) NOTICE PRIOR TO AGENT'S TAKING POSSESSION OR CONTROL OF THE COLLATERAL OR ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING AGENT TO EXERCISE ANY OF AGENT'S REMEDIES; (IV) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS; (V) NOTICE OF ACCEPTANCE HEREOF AND
(VI) EXCEPT AS PROHIBITED BY LAW, ANY RIGHT TO CLAIM OR RECOVER ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES (SUCH DAMAGES BEING WAIVED BY BORROWERS ALSO BEING WAIVED BY AGENT AND EACH LENDER). EACH BORROWER ACKNOWLEDGES THAT THE FOREGOING WAIVERS ARE A MATERIAL INDUCEMENT TO AGENT'S AND EACH LENDER'S ENTERING INTO THIS AGREEMENT AND THAT AGENT AND EACH LENDER IS RELYING UPON THE FOREGOING WAIVERS IN ITS FUTURE DEALINGS WITH SUCH BORROWER. EACH BORROWER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

                  12.18 Advertisement.

                  Each Borrower hereby authorizes Agent to publish the name of such Borrower and the amount of the credit facility provided hereunder in any "tombstone" or comparable advertisement which Agent elects to publish. In addition, each Borrower agrees that, notwithstanding the provisions of Section 12.15, Agent may provide lending industry trade organizations with information necessary and customary for inclusion in league table measurements after the Closing Date.

                  12.19 Non-Applicability of Exculpation Provisions in Confirmation Order.

                  With respect to the Confirmation Order, Borrowers hereby agree and confirm that the exculpation and limitation of liability provisions set forth in Section 11 (c) thereof do not apply to Agent or any Lender with respect to this Agreement, any other Loan Document or the Loans contemplated to be made hereunder.

                  IN WITNESS WHEREOF, this Agreement has been duly executed on the day and year specified at the beginning of this Agreement.

                              BORROWERS:

                              NEENAH FOUNDRY COMPANY

                              By  /s/ Gary La Chey
                                  __________________________________________
                              Its VP Finance, Treasurer, Secty. & CEO
                                  __________________________________________

                              DEETER FOUNDRY, INC.

                              By  /s/ Gary La Chey
                                  __________________________________________
                              Its VP Finance, Treasurer, Secty. & CEO
                                  _________________________________________

                              MERCER FORGE CORPORATION

                              By  /s/ Gary La Chey
                                  __________________________________________
                              Its VP Finance, Treasurer, Secty. & CEO
                                  _________________________________________

                              DALTON CORPORATION

                              By  /s/ Gary La Chey
                                  __________________________________________
                              Its VP Finance, Treasurer, Secty. & CEO
                                  _________________________________________

                              DALTON CORPORATION, STRYKER
                              MACHINING FACILITY CO.

                              By  /s/ Gary La Chey
                                  __________________________________________
                              Its VP Finance, Treasurer, Secty. & CEO
                                  _________________________________________

                              DALTON CORPORATION, WARSAW
                              MANUFACTURING FACILITY

                              By /s/ Gary La Chey
                                  __________________________________________
                              Its VP Finance, Treasurer, Secty. & CEO
                                  __________________________________________

                              ADVANCED CAST PRODUCTS, INC.

                              By /s/ Gary La Chey
                                  __________________________________________
                              Its VP Finance, Treasurer, Secty. & CEO
                                  __________________________________________

                              GREGG INDUSTRIES, INC.
                              By /s/ Gary La Chey
                                  __________________________________________
                              Its VP Finance, Treasurer, Secty. & CEO
                                  __________________________________________

                              A & M SPECIALTIES, INC.

                              By /s/ Gary La Chey
                                  __________________________________________
                              Its VP Finance, Treasurer, Secty. & CEO
                                  __________________________________________

                              NEENAH TRANSPORT, INC.

                              By /s/ Gary La Chey
                                  __________________________________________
                              Its VP Finance, Treasurer, Secty. & CEO
                                  __________________________________________

                              DALTON CORPORATION, KENDALL VILLE
                              MANUFACTURING FACILITY
                              By /s/ Gary La Chey
                                  __________________________________________
                              Its VP Finance, Treasurer, Secty. & CEO
                                  __________________________________________

                              AGENT, LENDERS AND LETTER OF CREDIT ISSUERS:

                              FLEET CAPITAL CORPORATION,
                                   as Agent and as a Lender

                              By  /s/ Jayne M. Weinjart
                                   __________________________________________
                              Its Vice President
                                   _________________________________________

                              Revolving Loan Commitment: $22,109,464.08
                              Term Loan Commitment: $6,975,535.92

                              CONGRESS FINANCIAL CORPORATION
                              (CENTRAL),
                                   as Syndication Agent and as a Lender

                              By  /s/ Jayne M. Weinjart
                                  ---------------------------------
                              Its Vice President
                                  ---------------------------------

                              Revolving Loan Commitment: $18.244,013,68
                              Term Loan Commitment: $5,755,986.32

                              GENERAL ELECTRIC CAPITAL
                              CORPORATION,
                                   as Documentation Agent and as a Lender

                              By  /s/ Jill Johnston
                                  ---------------------------------
                              Its Duly Authorized Signatory
                                  ---------------------------------

                              Revolving Loan Commitment: $18,244,013.68
                              Term Loan Commitment: $5,755,986.32

                              THE CIT GROUP/BUSINESS CREDIT, INC.,
                                   as a Lender

                              By  [Illegible]
                                  ---------------------------------
                              Its SVP
                                  ---------------------------------

                              Revolving Loan Commitment: $11,402,508.55
                              Term Loan Commitment: $3,597,491.45

                                   APPENDIX A

                               GENERAL DEFINITIONS

                  When used in the Loan and Security Agreement dated as of October 8, 2003, by and among FLEET CAPITAL CORPORATION, individually as a Lender and as Agent for Lenders, CONGRESS FINANCIAL CORPORATION (CENTRAL), individually as a Lender and as Syndication Agent for Lenders, GENERAL ELECTRIC CAPITAL CORPORATION, individually as a Lender and as Documentation Agent for Lenders, FLEET SECURITIES, INC., as Arranger, the other financial institutions which are or become parties thereto as Lenders and NEENAH FOUNDRY COMPANY AND EACH SUBSIDIARY OF NEENAH FOUNDRY COMPANY IDENTIFIED ON THE SIGNATURES PAGES THERETO AS A BORROWER, (a) the terms Account, Certificated Security, Chattel Paper, Commercial Tort Claims, Deposit Account, Document, Electronic Chattel Paper, Equipment, Financial Asset, Fixture, General Intangibles, Goods, Instruments, Inventory, Investment Property, Letter of Credit Rights, Payment Intangibles, Proceeds, Security Entitlement, Software, Supporting Obligations, Tangible Chattel Paper and Uncertificated Security have the respective meanings assigned thereto under the UCC; (b) all terms reflecting Collateral having the meanings assigned thereto under the UCC shall be deemed to mean such Property, whether now owned or hereafter created or acquired by a Borrower or in which such Borrower now has or hereafter acquires any interest; ( c) capitalized terms which are not otherwise defined have the respective meanings assigned thereto in said Loan and Security Agreement; and (d) the following terms shall have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

                  Account Debtor - any Person who is or may become obligated under or on account of any Account, Contract Right, Chattel Paper or General Intangible.

                  Advanced Cast - Advanced Cast Products, Inc., a Delaware corporation.

                  Affected Collateral - as defined in subsection 11.14 of the Agreement.

                  Affiliate - a Person (other than a Subsidiary): (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, a Person; (ii) which beneficially owns or holds 10% or more of any class of the Voting Stock of a Person; or (iii) 10% or more of the Voting Stock (or in the case of a Person which is not a corporation, 10% or more of the equity interest) of which is beneficially owned or held by a Person or a Subsidiary of a Person.

                  Agent - Fleet Capital Corporation in its capacity as agent for the Lenders under the Agreement and any successor in that capacity appointed pursuant to subsection 11.11 of the Agreement.

                  Agent Loans - as defined in subsection 1.1.5 of the Agreement.

                  Aggregate Percentage - with respect to each Lender, the percentage equal to the quotient of (i) such Lender's Loan Commitment divided by
(ii) the aggregate of all Loan Commitments.

                  Agreement - the Loan and Security Agreement referred to in the first sentence of this Appendix A, all Exhibits and Schedules thereto and this Appendix A, as each of the same may be amended from time to time.

                  Applicable Margin - from the Closing Date to, but not including, the first Adjustment Date (as hereinafter defined) the percentages set forth below with respect to the Base Rate Revolving Portion, the Base Rate Term Portion, the LIBOR Revolving Portion, the LIBOR Term Portion and the Unused Line Fee:

Base Rate Revolving Portion                                    1.25%
Base Rate Term Portion                                         1.75%
LIBOR Revolving Portion                                        2.75%
LIBOR Term Portion                                             3.25%
Unused Line Fee                                               0.500%

                  The percentages set forth above will be adjusted on the first day of the month following delivery by Borrowers to Agent of the financial statements required to be delivered pursuant to subsection 8.1.3(ii) of the Agreement for each March 31, June 30, September 30 and December 31 during the Term, commencing with the financial statements required to be delivered for the month ending March 31, 2004 (each such date, an "Adjustment Date"), effective prospectively, by reference to the applicable "Financial Measurement" (as defined below) for the four quarters most recently ending in accordance with the following:

                  For Adjustment Dates through and including September 30, 2004:

                                     Base Rate    Base Rate     LIBOR       LIBOR
                                     Revolving      Term      Revolving     Term         Unused
    Financial Measurement             Portion      Portion     Portion     Portion      Line Fee
----------------------------          -------      -------     -------     -------      --------
Less than 1.15 to 1.00                 1.50%        2.00%       3.00%       3.50%        0.500%

Greater than or equal to               1.25%        1.75%       2.75%       3.25%        0.500%
1.15 to 1.00 and less than
1.40 to 1.00

Greater than or equal to               1.00%        1.50%       2.50%       3.00%        0.375%
1.40 to 1.00 and less than
1.65 to 1.00

Greater than or equal to               0.75%        1.25%       2.25%       2.75%        0.375%
1.65 to 1.00

                  For Adjustment Dates on and after December 31, 2004:

                                     Base Rate                      LIBOR
                                     Revolving     Base Rate      Revolving       LIBOR         Unused
   Financial Measurement              Portion       Portion        Portion       Portion       Line Fee
---------------------------           -------       -------        -------       -------       --------
Less than 1.20 to 1.00                 1.50%         2.00%          3.00%         3.50%         0.500%

Greater than or equal to               1.25%         1.75%          2.75%         3.25%         0.500%
1.20 to 1.00 and less than
1.40 to 1.00

Greater than or equal to               1.00%         1.50%          2.50%         3.00%         0.375%
1.40 to 1.00 and less than
1.65 to 1.00

Greater than or equal to               0.75%         1.25%          2.25%         2.75%         0.375%
1.65 to 1.00

provided that, (i) if Borrowers' audited financial statements for any fiscal year delivered pursuant to subsection 8.1.3(i) of the Agreement reflect a Financial Measurement that yields a different Applicable Margin than that yielded by the monthly financial statements previously delivered pursuant to subsection 8.1.3(ii) of the Agreement for the last month of such fiscal year, the Applicable Margin shall be readjusted retroactively for the period that was incorrectly calculated, (ii) if Borrowers fail to deliver the financial statements required to be delivered pursuant to subsection 8.1.3(i) or subsection 8.1.3(ii) of the Agreement on or before the due date thereof, the Applicable Margin shall automatically adjust to the highest pricing tier set forth above, effective prospectively from such due date until the date such financial statements have been delivered and (iii) if the average daily sum of the outstanding principal balance of the Revolving Credit Loans plus the LC Amount is less than 50% of the Revolving Credit Maximum Amount for the most recently completed monthly period, the Applicable Margin as it relates to the Unused Line Fee shall automatically adjust to be 0.50%, effective retroactively for such monthly period. For purposes hereof, "Financial Measurement" shall mean the Fixed Charge Coverage Ratio.

                  Arranger - Fleet Securities, Inc., in its capacity as Arranger under the Agreement.

                  Ashland Parcel - the real Property of Dalton - Ashland located at 1681 Orange Road, Ashland, Ohio.

                  Assignment and Acceptance Agreement - an assignment and acceptance agreement in the form attached hereto as Exhibit A-1 pursuant to which a Lender assigns to another Lender all or any portion of any of such Lender's Revolving Loan Commitment or Term Loan Commitment, as permitted pursuant to the terms of this Agreement.

                  Availability Block - $5,000,000.

                  Bank - Fleet National Bank.

                  Bankruptcy Court - the United States Bankruptcy Court for the District of Delaware.

                  Base Rate - the higher of (i) the rate of interest announced or quoted by Bank from time to time as its prime rate for commercial loans, whether or not such rate is the lowest rate charged by Bank to its most preferred borrowers (and, if such prime rate for commercial loans is discontinued by Bank as a standard, a comparable reference rate designated by Bank as a substitute therefor) or (ii) the Federal Funds Rate plus 50 basis points per annum.

                  Base Rate Portion - a Base Rate Term Portion or a Base Rate Revolving Portion.

                  Base Rate Revolving Portion - that portion of the Revolving Credit Loans that is not subject to a LIBOR Option.

                  Base Rate Term Portion - that portion of the Term Loan that is not subject to a LIBOR Option.

                  Belcher - Belcher Corporation, a Delaware corporation.

                  Belcher Parcel - the real Property in which Belcher bas an interest that is located at 558 Foundry Street, Easton, Massachusetts.

                  Borrowing Base - as at any date of determination thereof, an amount equal to the lesser of:

1.  the Revolving Credit Maximum Amount; or

2.  an amount equal to the sum of

1.  85% of the net amount of Eligible Accounts outstanding at such date; plus

2. the lesser of (1) $3,000,000 or (2) 50% of the net amount of Eligible Adjusted Municipal Accounts outstanding at such date; plus

3. the least of (i) $27,000,000, (ii) 85% of the net orderly liquidation percentage of each category or type of Eligible Inventory at such date or (iii) the sum of (A) 65% of the book value of Eligible Inventory consisting of work in process or finished goods at such date plus (B) 50% of the book value of Eligible Inventory consisting of raw materials or supplies at such date; minus

4.  the Availability Block.

                  During the occurrence and continuance of an Event of Default, the limitations set forth in the immediately preceding sentence may be adjusted downward by Agent and the requirements in the definitions of Eligible Accounts, Eligible Adjusted Municipal Accounts and Eligible Inventory may be supplemented by Agent, as Agent shall deem necessary or appropriate in its reasonable credit judgment (with Agent agreeing to provide Borrowers with reasonably prompt notice of the making of any such adjustment or the establishment of any such supplement). For purposes hereof, (1) the net amount of Eligible Accounts at any time shall be the face amount of such Eligible Accounts less any and all returns, rebates, discounts (which may, at Agent's option, be calculated on shortest terms), credits, allowances or excise taxes of any nature at any time issued, owing, claimed by Account Debtors, granted, outstanding or payable in connection with such Accounts at such time, (2) the amount of Eligible Inventory shall be determined on a first-in, first-out, lower of cost or market basis in accordance with GAAP and (3) the net orderly liquidation percentage of each category or type of Eligible Inventory shall be determined by a third party appraiser reasonably acceptable to Agent and shall be as reflected in the most recent Inventory appraisal delivered to Agent under this Agreement.

                  Borrowing Base Certificate - a certificate by a responsible officer of Neenah, substantially in the form of Exhibit 8.1.4 (or another form reasonably acceptable to Agent) setting forth the calculation of the Borrowing Base, including a calculation of each component thereof, all in such detail as shall be reasonably satisfactory to Agent. All calculations of the Borrowing Base in connection with the preparation of any Borrowing Base Certificate shall originally be made by Neenah and certified to Agent.

                  Business Day - any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of Wisconsin, the State of Connecticut or the State of Illinois or is a day on which banking institutions located in any of such states are closed.

                  Capital Expenditures - expenditures made or liabilities incurred for the acquisition of any fixed assets or improvements, replacements, substitutions or additions thereto which have a useful life of more than one year, including the total principal portion of Capitalized Lease Obligations, that are required to be capitalized under GAAP.

                  Capitalized Lease Obligation - any Indebtedness represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

                  Cast Alloys - Cast Alloys, Inc., a California corporation.

                  Chapter 11 Debtors - Each of the Debtors-in-Possession identified in the Plan of Reorganization.

                  Closing Date - the date on which all of the conditions precedent in Section 9 of the Agreement are satisfied or waived and the initial Loan is made or the initial Letter of Credit or LC Guaranty is issued under the Agreement.

                  Collateral - all of the Property and interests in Property described in Section 5 of the Agreement, and all other Property and interests in Property that now or hereafter secure the payment and performance of any of the Obligations.

                  Compliance Certificate - as defined in subsection 8.1.3 of the Agreement.

                  Computer Hardware and Software - all of each Borrower's rights (including rights as licensee and lessee) with respect to (i) computer and other electronic data processing hardware, including all integrated computer systems, central processing units, memory units, display terminals, printers, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories, peripheral devices and other related computer hardware; (ii) all Software and all software programs designed for use on the computers and electronic data processing hardware described in clause (i) above, including all operating system software, utilities and application programs in any form (source code and object code in magnetic tape, disk or hard copy format or any other listings whatsoever); (iii) any firmware associated with any of the foregoing; and (iv) any documentation for hardware, Software and firmware described in clauses (i), (ii) and (iii) above, including flow charts, logic diagrams, manuals, specifications, training materials, charts and pseudo codes.

                  Confirmation Order - the order of the Bankruptcy Court confirming the Plan of Reorganization pursuant to Section 1129 of the United States Bankruptcy Code.

                  Consolidated - the consolidation in accordance with GAAP of the accounts or other items as to which such term applies.

                  Continuing Director - as of any date of determination, any member of the board of directors of Neenah, Parent or Ultimate Parent who (i) was a member of such board of directors as of the date of the Agreement, (ii) was nominated for election or elected to such board of directors with the affirmative vote of a majority of the Continuing Directors who were members of such board of directors at the time of such nomination or election or (iii) was selected by MacKay Shields LLC, Citicorp Mezzanine III, LP. or the Trust Company of the West.

                  Contract Right - any right of each Borrower to payment under a contract for the sale or lease of goods or the rendering of services, which right is at the time not yet earned by performance.

                  Current Assets - at any date means all of the current assets of a Person would be properly classified as current assets shown on a balance sheet at such date in accordance with GAAP.

                  Dalton - Dalton Corporation, an Indiana corporation.

                  Dalton - Ashland - Dalton Corporation, Ashland Manufacturing Facility, an Ohio corporation.

                  Deeter - Deeter Foundry, Inc., a Nebraska corporation.

                  Default - an event or condition the occurrence of which would, with the lapse of time or the giving of notice, or both, become an Event of Default.

                  Default Rate - as defined in subsection 2.1.2 of the Agreement.

                  Deferrable Interest - interest accruing on the Subordinated Bonds, the payment of which Neenah may elect to defer until the maturity date of the Subordinated Bonds pursuant to the Subordinated Bond Documents (each as in effect as of the date hereof)

                  Derivative Obligations - every obligation of a Person under any forward contract, futures contract, exchange contract, swap, option or other financing agreement or arrangement (including, without limitation, caps, floors, collars and similar agreement), the value of which is dependent upon interest rates, currency exchange rates, commodities or other indices.

                  Disclosure Statement - the Disclosure Statement of Chapter 11 Debtors relating to the Plan of Reorganization and dated as of July 1, 2003.

                  Distribution - in respect of any Person means and includes:
(i) the payment of any dividends or other distributions on Securities (except distributions in such Securities) and (ii) the redemption or acquisition of Securities of such Person, as the case may be, unless made contemporaneously from the net proceeds of the sale of Securities.

                  Documentation Agent - General Electric Capital Corporation, in its capacity as Documentation Agent under the Agreement.

                  Dominion Account - a special bank account or accounts of Agent established by a Borrower pursuant to subsection 6.2.4 of the Agreement at banks selected by such Borrower, but acceptable to Agent in its reasonable discretion, and over which Agent shall have sole and exclusive access and control for withdrawal purposes.

                  Dominion Event - the occurrence of either one of the following events on any date after the end of the Initial Dominion Period: (a) average Availability (as determined by Agent in its reasonable credit judgment) for the thirty (30) day period ending on such date is less than $30,000,000 or (b) an Event of Default occurs.

                  Dominion Period - (i) the Initial Dominion Period and (ii) at any time after the Initial Dominion Period has ended, the period commencing with prior written notice by Agent to Borrowers of the occurrence of a Dominion Event and ending (a) no less than 60 days thereafter and (b) only after such Dominion Event is no longer in existence or has been waived by Majority Lenders for a period of at least 60 consecutive days, provided, that no other Dominion Event has been in existence during such 60 consecutive day period.

                  Eligible Account - an Account arising in the ordinary course of the business of a Borrower from the sale of goods or rendition of services; provided, that no Account shall be an Eligible Account if:

5. it arises out of a sale made or services rendered by a Borrower to a Subsidiary of a Borrower or an Affiliate of a Borrower or to a Person controlled by an Affiliate of a Borrower (unless it is an Account arising out of an arms-length transaction with a Person that is an Affiliate of a Borrower, or a Person controlled by an Affiliate of a Borrower, solely by virtue of being a portfolio company of a Permitted Holder); or

6. (1) it is not a Municipal Account and it remains unpaid more than 90 days after the original invoice date shown on the invoice or more than 60 days after the original due date shown on the invoice; or (2) it is a Municipal Account and it remains unpaid more than 120 days after the original invoice date shown on the invoice or more than 90 days after the original due date shown on the invoice; or

7. the total Accounts of the Account Debtor exceed 20% of the net amount of all Eligible Accounts, but only to the extent of such excess; or

                           8. any covenant, representation or warranty contained
                  in the Agreement with respect to such Account has been breached; or

                           9. the Account Debtor is also a creditor or supplier
                  of a Borrower or any Subsidiary of a Borrower, or the Account Debtor has disputed liability with respect to such Account, or the Account Debtor has made any claim with respect to any other Account due from such Account Debtor to a Borrower or any Subsidiary of a Borrower, or the Account otherwise is subject to right of setoff by the Account Debtor, provided, that in each case any such Account shall be eligible to the extent such amount thereof exceeds such contract, dispute, claim, setoff or similar right; or

                           10. the Account Debtor has commenced a voluntary case
                  under the federal bankruptcy laws, as now constituted or hereafter amended, or made an assignment for the benefit of creditors, or a decree or order for relief has been entered by a court having jurisdiction in the premises in respect of the Account Debtor in an involuntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other petition or other application for relief under the federal bankruptcy laws, as now constituted or hereafter amended, has been filed against the Account Debtor, or if the Account Debtor has suspended business or consented to or suffered a receiver, trustee, liquidator or custodian to be appointed for it or for all or a significant portion of its assets or affairs; or

                           11. it arises from a sale made or services rendered
                  to an Account Debtor outside the United States, unless the sale is either (1) to an Account Debtor located in Ontario or any other province of Canada in which the Personal Property Security Act has been adopted in substantially the same form as currently in effect in Ontario or (2) on letter of credit, guaranty or acceptance terms (with the rights thereunder having been assigned to Agent), in each case acceptable to Agent in its reasonable credit judgment; or

                           12. (1) it arises from a sale to the Account Debtor
                  on a bill-and-hold, guaranteed sale, sale-or-return, sale-on-approval, consignment, or any other repurchase or return basis, except to the extent that (a) the sale has been completed, (b) an invoice has been generated, (c) such goods are no longer subject to return and (d) payment of the invoice is unconditionally due from the Account Debtor; or (2) it is subject to a reserve established by a Borrower for potential returns or refunds, to the extent of such reserve; or

                           13. the Account Debtor is the United States of
                  America or any department, agency or instrumentality thereof, unless the applicable Borrower assigns its right to payment of such Account to Agent, in a manner satisfactory to Agent, in its reasonable credit judgment, so as to comply with the Assignment of Claims Act of 1940 (31 U.S.C. Section 203 et seq., as amended); or

         14. it is not subject to Agent's duly perfected, first priority security interest or is subject to a Lien that is not a Permitted Lien (but only to the extent of the underlying obligation which such Lien secures); or

         15. the goods giving rise to such Account have not been delivered to and accepted by the Account Debtor or the services giving rise to such Account have not been performed by the applicable Borrower and accepted by the Account Debtor or the Account otherwise does not represent a final sale; or

         16. the Account is evidenced by chattel paper or an instrument of any kind, or has been reduced to judgment; or

         17. a Borrower or a Subsidiary of a Borrower has made any agreement with the Account Debtor for any extension, compromise, settlement or modification of the Account or deduction therefrom, except for volume discounts and discounts or allowances which are made in the ordinary course of business (in each case which discounts or allowances are reflected in the calculation of the face value of each invoice related to such Account); or

         18. 25% or more of the Accounts owing from the Account Debtor are not Eligible Accounts hereunder; or

         19.  it represents service charges, late fees or similar charges.

                  Eligible Adjusted Municipal Account - a Municipal Account that
(a) would constitute an "Eligible Account" without the application of the requirements in clause (ii) of the definition thereof and (b) does not remain unpaid more than 180 days after the original invoice date shown on the invoice or more 150 days after the original due date shown on the invoice.

                  Eligible Inventory - Inventory of a Borrower (other than packaging materials, tooling, patterns, samples and literature); provided, that no Inventory shall be Eligible Inventory if:

         1. it is not raw materials, supplies, work in process that is, in Agent's opinion, readily marketable in its current form or finished goods which meet the specifications of the purchase order or contract for such Inventory, if any; or

         2.  it is not in good, new and saleable condition; or

         3.  it is slow-moving, obsolete or unmerchantable; or

         4. it does not meet all standards imposed by any governmental agency or authority; or

         5. it does not conform in all respects to any covenants, warranties and representations set forth in the Agreement; or

         6. it is not subject to Agent's duly perfected, first priority security interest or is subject to a Lien that is not a Permitted Lien; or

         7. it is not situated at a location in compliance with the Agreement, provided that Inventory situated at a location not owned by a Borrower will be Eligible Inventory only if Agent has received a satisfactory landlord's agreement or bailee's letter, as applicable, with respect to such location or if it is a leased location and Agent has established a Rent Reserve with respect to such location; or

         8. it has been consigned to a Borrower's customer, unless (a) it is has been delivered to a customer location in respect of which a satisfactory access agreement has been received by Agent, (b) it is segregated or otherwise separately identifiable from any goods of any other Person at the applicable customer location, (c) a UCC-l financing statement has been filed in the jurisdiction of the applicable customer's organization, which names such customer as debtor, the applicable Borrower as secured party and Agent as assignee of secured party and which identifies the Inventory in the possession of such customer as the collateral and (d) a notice that complies with the terms of Section 9-324 of the UCC has been delivered to the secured creditors, if any, of the applicable customer that have a perfected lien in the Inventory of such customer; provided, that in no event shall the amount of Eligible Inventory that consists of consigned Inventory exceed $5,000,000 in the aggregate; or

         9.  it is located outside of the continental United States of America;
or

         10.  it represents capitalization of freight charges.

                  Environmental Laws - all federal, state and local laws, rules, regulations, ordinances, orders and consent decrees relating to health, safety and environmental matters.

                  ERISA - the Employee Retirement Income Security Act of 1974, as amended, and any successor statute, and all rules and regulations from time to time promulgated thereunder.

                  Event of Default - as defined in Section 10.1 of the Agreement.

                  Federal Funds Rate means, for any day, a floating rate equal to the weighted average of the rates on overnight federal funds transactions among members of the Federal Reserve System, as determined by Agent in its sole discretion, which determination shall be final, binding and conclusive (absent manifest error).

                  Fee Letter - as defined in Section 2.3 of the Agreement.

                  Fixed Charge Coverage Ratio - as deified in Exhibit 8.3 to the Agreement.

                  GAAP - generally accepted accounting principles in the United States of America in effect from time to time.

                  Gregg - Gregg Industries, Inc., a California corporation.

                  Guarantors - Parent, each Subsidiary Guarantor and each other Person who now or hereafter guarantees payment or performance of the whole or any part of the Obligations.

                  Guaranty Agreements - the Continuing Guaranty Agreement which is to be executed on the Closing Date by each of Parent and each Subsidiary Guarantor, in form and substance satisfactory to Agent, together with each other guaranty hereafter executed by any Guarantor.

                  Inactive Subsidiaries - each of Cast Alloys; Belcher; Peerless Corporation; Dalton - Ashland; and International Golf, S.A. de C.V.

                  Indebtedness - as applied to a Person means, without duplication:

         1. indebtedness arising from the lending of money by any Person to any Borrower or any of its Subsidiaries;

         2. indebtedness, whether or not in any such case arising from the lending by any Person of money to any Borrower or any of its Subsidiaries, (1) which is represented by notes payable or drafts accepted that evidence extensions of credit, (2) which constitutes obligations evidenced by bonds, debentures, notes or similar instruments, or (3) upon which interest charges are customarily paid (other than accounts payable) or that was issued or assumed as full or partial payment for Property;

         3.  Capitalized Lease Obligations and Purchase Money Indebtedness;

         4. reimbursement obligations with respect to letters of credit or guaranties of letters of credit,

         5.  Derivative Obligations; and

         6. indebtedness of any Borrower or any of its Subsidiaries under any guaranty of obligations that would constitute Indebtedness under clauses (i) through (iii) hereof, if owed directly by a Borrower or any of its Subsidiaries. Indebtedness shall not include trade payables or accrued expenses. For the avoidance of doubt, the foregoing definition of "Indebtedness" shall not include preferred stock of any Person.

                  Initial Dominion Period - the period beginning on the Closing Date and ending on the date that is at least one year thereafter when (i) no Event of Default is in existence and (ii) average Availability (as determined by Agent in its reasonable credit judgment) for the thirty (30) day period ending on such date is not less than $30,000,000.

                  Intellectual Property - all past, present and future: trade secrets, know-how and other proprietary information; trademarks, internet domain names, service marks, trade dress, trade names, business names, designs, logos, slogans (and all translations, adaptations, derivations and combinations of the foregoing) indicia and other source and/or business identifiers, and the goodwill of the business relating thereto and all registrations or applications for registrations which have heretofore been or may hereafter be issued thereon throughout the world; copyrights (including copyrights for computer programs) and copyright registrations or applications for registrations which have heretofore been or may hereafter be issued throughout the world and all tangible property embodying the copyrights, unpatented inventions (whether or not patentable); patent applications and patents; industrial design applications and registered industrial designs; license agreements related to any of the foregoing and income therefrom; books, records, writings, computer tapes or disks, flow diagrams, specification sheets, computer software, source codes, object codes, executable code, data, databases and other physical manifestations, embodiments or incorporations of any of the foregoing; the right to sue for all past, present and future infringements of any of the foregoing; all other intellectual property; and all common law and other rights throughout the world in and to all of the foregoing. Notwithstanding the foregoing, Intellectual Property shall not include any trademarks, trade names, business names or service marks that incorporate the word "Peerless".

                  Intercompany Loans - as defined in subsection 8.2.2 of the Agreement.

                  Interest Period - as applicable to any LIBOR Portion, a period commencing on the date such LIBOR Portion is advanced, continued or converted, and ending on the date which is one (1) month, two (2) months, three (3) months, or six (6) months later, as may then be requested by Borrowers; provided that unless Agent notifies Borrowers that the initial syndication of the Loan commitments have been completed, each Interest Period commencing (a) within the first 60 days after the Closing Date shall be a period of 1 month and (b) thereafter shall be a period of 7 days; and provided further that (i) any Interest Period which would otherwise end on a day which is not a Business Day shall end in the next preceding or succeeding Business Day as is Agent's custom in the market to which such LIBOR Portion relates; (ii) there remains a minimum of one (1) month, two (2) months, three (3) months or six (6) months (depending upon which Interest Period a Borrower selects) in the Term, unless Borrowers and Lenders have agreed to an extension of the Term beyond the expiration of the Interest Period in question; (iii) all Interest Periods of the same duration which commence on the same date shall end on the same date; and (iv) with respect to any LIBOR Term Portion, no applicable Interest Period shall extend beyond the scheduled installment payment date for such LIBOR Term Portion.

                  LC Amount - at any time, the aggregate undrawn face amount of all Letters of Credit and LC Guaranties then outstanding.

                  LC Guaranty - any guaranty pursuant to which Agent, a Letter of Credit Issuer or any Affiliate of Agent shall guaranty the payment or performance by a Borrower of its reimbursement obligation under any letter of credit.

                  LC Obligations - Any Obligations that arise from any draw against any Letter of Credit or against any letter of credit supported by an LC Guaranty.

                  Letter of Credit - any standby or documentary letter of credit issued by Agent, a Letter of Credit Issuer or any Affiliate of Agent for the account of a Borrower.

                  Letter of Credit Issuer - as defined in Section 1.2 of the Agreement.

                  LIBOR - as applicable to any LIBOR Portion, for the applicable Interest Period, the rate per annum (rounded upward, if necessary, to the nearest 1/8 of one percent) as determined on the basis of the offered rates for deposits in U.S. dollars, for a period of time comparable to such Interest Period which appears on the Telerate page 3750 as of 11:00 a.m. (London time) on the day that is two (2) London Banking Days preceding the first day of such Interest Period; provided, however, if the rate described above does not appear on the Telerate System on any applicable interest determination date, the LIBOR shall be the rate (rounded upwards as described above, if necessary) for deposits in U.S. dollars for a period substantially equal to the Interest Period on the Reuters Page "LIBO" (or such other page as may replace the LIBO Page on that service for the purpose of displaying such rates), as of 11:00 a.m. (London
Time), on the day that is two (2) London Banking Days prior to the first day of such Interest Period. If both the Telerate and Reuters systems are unavailable, then the rate for that date will be determined on the basis of the offered rates for deposits in U.S. dollars for a period of time comparable to such Interest Period which are offered by four (4) major banks in the London interbank market at approximately 11:00 a.m. (London time), on the day that is two (2) London Banking Days preceding the first day of such Interest Period as selected by Agent. The principal London office of each of the major London banks so selected will be requested to provide a quotation of its U.S. dollar deposit offered rate. If at least two (2) such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that date will be determined on the basis of the rates quoted for loans in U.S. dollars to leading European banks for a period of time comparable to such Interest Period offered by major banks in New York City at approximately 11:00 a.m. (New York City time), on the day that is two (2) London Banking Days preceding the first day of such Interest Period. In the event that Agent is unable to obtain any such quotation as provided above, it will be determined that LIBOR pursuant to a Interest Period cannot be determined. In the event that the Board of Governors of the Federal Reserve System shall impose a Reserve Percentage with respect to LIBOR deposits of Bank then for any period during which such Reserve Percentage shall apply, LIBOR shall be equal to the amount determined above divided by an amount equal to 1 minus the Reserve Percentage.

                  LIBOR Interest Payment Date - the first day of each calendar month during the applicable Interest Period and the last day of the applicable Interest Period.

                  LIBOR Option - the option granted pursuant to Section 3.1 of the Agreement to have the interest on all or any portion of the principal amount of the Revolving Credit Loans or the Term Loan based on the LIBOR.

                  LIBOR Portion - a LIBOR Revolving Portion or a LIBOR Term Portion.

                  LIBOR Request - a notice in writing (or by telephone confirmed electronically or by telecopy or other facsimile transmission on the same day as the telephone request) from a Borrower to Agent requesting that interest on a Revolving Credit Loan or all or any portion of the Term Loan be based on the LIBOR, specifying: (i) the first day of the Interest Period (which shall be a Business Day); (ii) the length of the Interest Period; (iii) whether the LIBOR Portion is a new Loan, a conversion of a Base Rate Portion, or a continuation of a LIBOR Portion, and (iv) the dollar amount of the LIBOR Portion, which shall be in an amount not less than $1,000,000 or an integral multiple of $100,000 in excess thereof.

                  LIBOR Revolving Portion - that portion of the Revolving Credit Loans specified in a LIBOR Request (including any portion of Revolving Credit Loans which is being borrowed by a Borrower concurrently with such LIBOR Request) which, as of the date of the LIBOR Request specifying such LIBOR Revolving Portion, has met the conditions for basing interest on the LIBOR in
Section 3.1 of the Agreement and the Interest Period of which has not terminated.

                  LIBOR Term Portion - that portion of the Term Loan specified in a LIBOR Request which, as of the date of the LIBOR Request specifying such LIBOR Term Portion, has met the conditions for basing interest on the LIBOR in
Section 3.1 of the Agreement and the Interest Period of which has not terminated.

                  Lien - any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on common law, statute or contract. The term "Lien" shall also include rights of seller under conditional sales contracts or title retention agreements, reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property. For the purpose of this definition, any Property which a Borrower has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes shall be deemed to be subject to a Lien.

                  Loan Account - each loan account established on the books of Agent pursuant to Section 3.6 of the Agreement.

                  Loan Commitment - with respect to any Lender, the amount of such Lender's Revolving Loan Commitment plus such Lender's Term Loan Commitment.

                  Loan Documents - the Agreement, the Other Agreements and the Security Documents.

                  Loans - all loans and advances of any kind made by Agent, any Lender, or any Affiliate of Agent or any Lender, pursuant to the Agreement.

                  London Banking Day - any date on which commercial banks are open for business in London, England.

                  MACT Capital Expenditures - capital expenditures made by Borrowers for the purpose of causing Borrowers to be in material compliance with effective and applicable MACT Standards prior to the MACT Deadline.

                  MACT Deadline - the deadline by which Borrowers are required to be in compliance with the [mal MACT Standards that have become effective and applicable to Borrowers.

                  MACT Reserve Amount - at any time, an amount equal to 50% of the most recent commercially reasonable estimate, which has been prepared by Borrowers and approved by Agent in its reasonable discretion (which discretion may be exercised on the basis of advice from consultants hired by Agent at Borrowers' expense), of the total amount of capital expenditures necessary to cause Borrowers to be in material compliance with all effective and applicable MACT Standards prior to the MACT Deadline.

                  MACT Standards - Maximum Achievable Control Technology standards under the Federal Clean Air Act Amendments of 1990, as enacted by final regulations promulgated by the United States Environmental Protection Agency.

                  Majority Lenders - as of any date, Lenders holding 51% of the Term Loan and Revolving Loan Commitments determined on a combined basis and following the termination of the Revolving Loan Commitments, Lenders holding 51% or more of the outstanding Loans, LC Amounts and LC Obligations not yet reimbursed by a Borrower or funded with a Revolving Credit Loan; provided, that
(i) in each case, if there are 2 or more Lenders with outstanding Loans, LC Amounts, unfunded and unreimbursed LC Obligations or Revolving Loan Commitments, at least 2 Lenders shall be required to constitute Majority Lenders; and (ii) prior to termination of the Revolving Loan Commitments, if any Lender breaches its obligation to fund any requested Revolving Credit Loan, for so long as such breach exists, its voting rights hereunder shall be calculated with reference to its outstanding Loans, LC Amounts and unfunded and unreimbursed LC Obligations, rather than its Revolving Loan Commitment.

                  Material Adverse Effect - (i) a material adverse effect on the business, condition (financial or otherwise), operation, performance or properties of Borrowers and their Subsidiaries taken as a whole, (ii) a material adverse effect on the rights and remedies of Agent or Lenders under the Loan Documents, or (iii) the material impairment of the ability of Borrowers and Borrowers' Subsidiaries (taken as a whole) to perform their obligations hereunder or under any Loan Document.

                  Mercer - Mercer Forge Corporation, a Delaware corporation.

                  Mortgages - (i) the deed of trust executed by Gregg on or about the Closing Date in favor of Agent, for the benefit of itself and Lenders, by which Gregg has granted to Agent, as security for the Obligations, a Lien upon the real Property of Gregg located at 10460 Hickson Street, El Monte, California, (ii) the mortgage executed by Mercer on or about the Closing Date in favor of Agent, for the benefit of itself and Lenders, by which Mercer has granted to Agent, as security for the Obligations, a Lien upon the real Property of Mercer located at 200 Brown Street, Mercer, Pennsylvania, (iii) the mortgage executed by Dalton - Ashland on or about the Closing Date in favor of Agent, for the benefit of itself and Lenders, by which Dalton - Ashland has granted to Agent, as security for the Obligations, a Lien upon the Ashland Parcel; (iv) the mortgage executed by Dalton Corporation, Stryker Machining Facility Co. on or about the Closing Date in favor of Agent, for the benefit of itself and Lenders, by which Dalton Corporation, Stryker Machining Facility Co. has granted to Agent, as security for the Obligations, a Lien upon the real Property of Dalton Corporation, Stryker Machining Facility Co. located at 310 Ellis Street, Stryker, Ohio; (v) the mortgage executed by Advanced Cast on or about the Closing Date in favor of Agent, for the benefit of itself and Lenders, by which

Advanced Cast has granted to Agent, as security for the Obligations, a Lien upon the real Property of Advanced Cast located at 18700 Mill Street, Meadville, Pennsylvania; (vi) the mortgage executed by Dalton Corporation, Kendallville Manufacturing Facility on or about the Closing Date in favor of Agent, for the benefit of itself and Lenders, by which Dalton Corporation, Kendallville Manufacturing Facility has granted to Agent, as security for the Obligations, a Lien upon the real Property of Dalton Corporation, Kendallville Manufacturing Facility located at 200 West Ohio Street, Kendallville, Indiana; (vii) the mortgages executed by Dalton and Dalton Corporation, Warsaw Manufacturing Facility on or about the Closing Date in favor of Agent, for the benefit of itself and Lenders, by which Dalton and Dalton Corporation, Warsaw Manufacturing Facility have granted to Agent, as security for the Obligations, a Lien upon the real Property of Dalton and Dalton Corporation, Warsaw Manufacturing Facility located at 1900 East Jefferson Street, Warsaw, Indiana; (viii) the mortgage executed by Neenah on or about the Closing Date in favor of Agent, for the benefit of itself and Lenders, by which Neenah has granted to Agent, as security for the Obligations, a Lien upon the real Property of Neenah located at 2121 Brooks Street, Neenah, Wisconsin 54956; (ix) the mortgage executed by Neenah on or about the Closing Date in favor of Agent, for the benefit of itself and Lenders, by which Neenah has granted to Agent, as security for the Obligations, a Lien upon the real Property of Neenah located at 500 Winneconne Ave., Neenah, Wisconsin 54956; (x) the deed of trust executed by Deeter on or about the Closing Date in favor of Agent, for the benefit of itself and Lenders, by which Deeter has granted to Agent, as security for the Obligations, a Lien upon the real Property of Deeter located at 5945 North 70th Street, Lincoln, Nebraska;
(xi) the mortgage executed by Neenah on or about the Closing Date in favor of Agent, for the benefit of itself and Lenders, by which Neenah has granted to Agent, as security for the Obligations, a Lien upon the real Property of Neenah located at 545 Kimberly Drive, Carol Stream, Illinois, (xii) the mortgage executed by Neenah on or about the Closing Date in favor of Agent, for the benefit of itself and Lenders, by which Neenah has granted to Agent, as security for the Obligations, a Lien upon the real Property of Neenah located at 3831 Zane Trace Drive, Columbus, Ohio, (xiii) the mortgage executed by Neenah on or about the Closing Date in favor of Agent, for the benefit of itself and Lenders, by which Neenah has granted to Agent, as security for the Obligations, a Lien upon the real Property of Neenah located at 5950 West 82nd Street, Indianapolis, Indiana, (xiv) the mortgage executed by Neenah on or about the Closing Date in favor of Agent, for the benefit of itself and Lenders, by which Neenah has granted to Agent, as security for the Obligations, a Lien upon the real Property of Neenah located at 5075 28th Avenue, Rockford, Illinois, (xv) the deed of trust executed by Neenah on or about the Closing Date in favor of Agent, for the benefit of itself and Lenders, by which Neenah has granted to Agent, as security for the Obligations, a Lien upon the real Property of Neenah located at 55 Cherokee Drive, St. Peters, Missouri, (xvi) the mortgage executed by Neenah on or about the Closing Date in favor of Agent, for the benefit of itself and Lenders, by which Neenah has granted to Agent, as security for the Obligations, a Lien upon the real Property of Neenah located at 701 Industrial Circle S., Shakopee, Minnesota and (xvii) all other mortgages, deeds of trust and comparable documents creating a Lien on real property (or any leasehold or other interest in real property) now or at any time hereafter securing the whole or any part of the Obligations.

                  Multiemployer Plan - has the meaning set forth in Section 4001
(a)(3) of ERISA.

                  Municipal Account - an Account of Neenah or Deeter that arises out of a sale of any castings that Neenah or Deeter categorize as municipal castings in a manner that is consistent with the practices of Neenah and Deeter in effect as of the Closing Date.

                  Neenah Transport - Neenah Transport, Inc., a Wisconsin corporation.

                  Non-Core Fixed Assets - (i) the fixed assets of Dalton Corporation, Kendallville Manufacturing Facility located on or at its facility at 200 West Ohio Street in Kendallville, Indiana, (ii) the fixed assets of Gregg located on or at its facility at 10460 Hickson Street in El Monte, California,
(iii) the fixed assets of Dalton - Ashland located on or at its facility at 1681 Orange Road in Ashland, Ohio, (iv) Belcher's interest in the fixed asset consisting of the Belcher Parcel, (v) the fixed asset of Neenah consisting of its owned real Property located at 500 Winneconne Avenue in Neenah, Wisconsin and (vi) the equity of any Person that does not own any assets other than Non-Core Fixed Assets.

                  Notes - the Revolving Notes and the Term Notes.

                  Obligations - all Loans, all LC Obligations and all other advances, debts, liabilities, obligations, covenants and duties, together with all interest, fees and other charges thereon, owing, arising, due or payable from each Borrower to Agent, for its own benefit, from each Borrower to Agent for the benefit of any Lender, from each Borrower to any Lender, :from each Borrower to any Letter of Credit Issuer and from each Borrower to Bank or any other Affiliate of Agent, of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, whether arising under the Agreement, any of the other Loan Documents or any agreements evidencing the Product Obligations, whether direct or indirect (including those acquired by assignment), absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising and however acquired, and including, without limitation, any Product Obligations.

                  Organizational I.D. Number - with respect to any Person, the organizational identification number assigned to such Person by the applicable governmental unit or agency of the jurisdiction of organization of such Person.

                  Other Agreements - any and all agreements, instruments and documents (other than the Agreement and the Security Documents), heretofore, now or hereafter executed by any Borrower, any of its Subsidiaries, any Guarantor or any other third party and delivered to Agent or any Lender in respect of the transactions contemplated by the Agreement.

                  Overadvance - as defined in subsection 1.1.2 of the Agreement.

                  Parent - NFC Castings, Inc., a Delaware corporation.

                  Permitted Acquisition - any acquisition after the Closing Date by any Borrower or any Subsidiary formed by such Borrower for such purpose (a "New Subsidiary"), by any means, of all or substantially all of the assets or capital stock, an operating division or a business unit, of any Person that is a going concern, that has been incorporated or organized under the laws of a State within the United States and that is in a similar or related field of business to a Borrower as of the date hereof, and so long as Agent and Lenders shall have received evidence at least 3

Business Days prior to the closing date of such acquisition that such acquisition satisfies the following conditions:

                  1. no Default or Event of Default is in existence at the time of such acquisition or would be caused thereby after giving effect thereto;

                  2. after giving effect to the proposed acquisition, Borrowers are in compliance with each of the financial covenants set forth in Section 8.3 of the Agreement on a pro forma, but unadjusted, basis;

                  3. the Person or business to be acquired has shown an unadjusted positive EBITDA (calculated in accordance with GAAP) for the twelve month period ended immediately prior to the date of acquisition, as determined by Agent;

                  4. the Board of Directors and/or owners of the entity whose business is to be acquired have provided all requisite authorization of the proposed transaction;

                  5. Agent has received at least ten (10) days' prior written notice of such Acquisition and, as soon as available, copies of all agreements delivered in connection therewith;

                  6. subsection 8.1.8 of the Agreement has been satisfied with respect to such assets, Person or New Subsidiary and, as a result thereof, Agent has obtained a first priority Lien (subject only to Permitted Liens) on the applicable stock and assets;

                  7. Agent has received a certificate from Neenah's chief financial officer (in such Person's capacity as such) certifying that all of the applicable conditions contained herein to treating such acquisition as a Permitted Acquisition have been satisfied;

                  8. if the total consideration (including cash, notes and other debt, maximum amounts, consulting and non-compete payments and the like) for such acquisition, together with all other acquisitions completed since the Closing Date, exceeds $5,000,000, Agent and Majority Lenders have consented in writing to such acquisition;

                  9. immediately after giving effect to the consummation of such acquisition, average Availability (as determined by Agent in its reasonable credit judgment) for the thirty (30) day period ending on the date of such acquisition is not less than $17,500,000 and actual Availability (as determined by Agent in its reasonable credit judgment) on the date of such acquisition is not less than $17,500,000; provided, that the foregoing test shall not apply if the consideration for such acquisition is paid solely in equity of a Borrower having terms reasonably acceptable to Agent; and

                  10. consents have been obtained in favor of Agent to the collateral assignment of rights and indemnities under the related acquisition documents.

                  In no event shall any Accounts or Inventory acquired in connection with a Permitted Acquisition be deemed eligible for advance hereunder unless and until Agent has completed (at Borrowers' expense) a Collateral audit and appraisal of such Property so acquired or to be acquired (which audit and appraisal shall be conducted in a manner that is consistent with the audits and appraisals conducted pursuant to subsection 2.7 and subsection 2.10, respectively, of the Loan Agreement).

                  Permitted Holders - each of MacKay Shields LLC, Citicorp Mezzanine III, LP., Metropolitan Life Insurance Company, Exis Differential Holdings, Ltd., TCW Shared Opportunity Fund II, LP., Shared Opportunity Fund IIB LLC, TCW Shared Opportunity Fund IV, LP., TCW Shared Opportunity Fund IVB, LP., AIMCO CDO, Series 2000-A, TCW High Income Partners, Ltd. and TCW High Income Partners II, Ltd., together with the Related Persons and the Affiliates of each of such Persons.

                  Permitted Liens - any Lien of a kind specified in subsection
8.2.5 of the Agreement.

                  Permitted Purchase Money Indebtedness - Purchase Money Indebtedness of any Borrower incurred after the date hereof which is secured by a Purchase Money Lien and the principal amount of which, when aggregated with the principal amount of all other such Indebtedness and Capitalized Lease Obligations of Borrowers and the Borrowers' Subsidiaries at the time outstanding, does not exceed $7,500,000. For the purposes of this definition, the principal amount of any Purchase Money Indebtedness consisting of capitalized leases (as opposed to operating leases) shall be computed as a Capitalized Lease Obligation.

                  Person - an individual, partnership, corporation, limited liability company, joint stock company, land trust, business trust, or unincorporated organization, or a government or agency or political subdivision thereof.

                  Plan - an employee benefit plan now or hereafter maintained for employees of any Borrower or any of its Subsidiaries that is covered by Title IV of ERISA.

                  Plan of Reorganization - the Amended Prepackaged Joint Plan of Reorganization of Chapter 11 Debtors under Chapter 11 of the United States Bankruptcy Code filed with the Bankruptcy Court on September 17, 2003.

                  Pledge Agreements - collectively, (i) the Pledge Agreement executed by Parent on or about the Closing Date in favor of Agent, for the benefit of itself and Lenders, by which Parent has granted to Agent, as security for the Obligations, a Lien on the 100% of the Securities of Neenah, (ii) the Pledge Agreement executed by Neenah on or about the Closing Date in favor of Agent, for the benefit of itself and Lenders, by which Neenah has granted to Agent, as security for the Obligations, a Lien on the 100% of the Securities of Neenah Transport, Deeter, Mercer, Dalton, Advanced Cast, Cast Alloys and Gregg,
(iii) the Pledge Agreement executed by Mercer on or about the Closing Date in favor of Agent, for the benefit of itself and Lenders, by which Mercer has granted to Agent, as security for the Obligations, a Lien on the 100% of the

Securities of its Subsidiaries, (iv) the Pledge Agreement executed by Dalton on or about the Closing Date in favor of Agent, for the benefit of itself and Lenders, by which Dalton has granted to Agent, as security for the Obligations, a Lien on the 100% of the Securities of its Subsidiaries, (v) the Pledge Agreement executed by Advanced Cast on or about the Closing Date in favor of Agent, for the benefit of itself and Lenders, by which Advanced Cast has granted to Agent, as security for the Obligations, a Lien on the 100% of the Securities of its Subsidiaries and (vi) all other pledge agreements and comparable documents now or at any time hereafter securing the whole or any part of the Obligations.

                  Product Obligations - every obligation of Borrowers owing to Bank, Agent or any Affiliate of Bank or Agent under and in respect of anyone or more of the following types of services or facilities extended to any Borrower by Bank, Agent or any Affiliate of Bank or Agent: (i) credit cards, (ii) cash management or related services including the automatic clearing house transfer of funds for the account of any Borrower pursuant to agreement or overdraft,
(iii) controlled disbursement services and (iv) Derivative Obligations.

                  Projections - Parent's forecasted Consolidated and consolidating (i) balance sheets, (ii) profit and loss statements, (ii) cash flow statements, and (iv) capitalization statements, all prepared on a consistent basis with the historical financial statements of Parent, Borrowers and Borrowers' Subsidiaries, together with appropriate supporting details and a statement of underlying assumptions.

                  Property - any interest of Borrower or any Subsidiary in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

                  Purchase Money Indebtedness - means and includes (i) indebtedness (other than the Obligations) for the payment of all or any part of the purchase price of any fixed assets, (ii) any indebtedness (other than the Obligations) incurred at the time of or within 10 days prior to or after the acquisition of any fixed assets for the purpose of financing all or any part of the purchase price thereof, and (iii) any renewals, extensions or refinancings thereof, but not any increases in the principal amounts thereof outstanding at the time.

                  Purchase Money Lien - a Lien upon fixed assets which secures Purchase Money Indebtedness, but only if such Lien shall at all times be confined solely to the fixed assets the purchase price of which was financed through the incurrence of the Purchase Money Indebtedness secured by such Lien.

                  Rebuild Reserve - a reserve created under subsection 1.1.1 of the Agreement in the amount of all proceeds of insured losses or destruction to Equipment or real Property being held by Agent pursuant to subsection 3.3.1(a) pending possible repair or replacement of such Property subject to the original loss or destruction.

                  Register - as defined in subsection 11.9.5 of the Agreement.

                  Related Person - of any Person means any other Person directly or indirectly owning (a) 5% or more of the outstanding common stock of such Person (or, in the case of a Person that is not a corporation, 5% or more of the equity interests in such Person) or (b) 5% or more of the combined voting power of the Voting Stock of such Person.

                  Rent Reserve - means, with respect to any location leased by a Borrower where Eligible Inventory is located and a satisfactory landlord's agreement has not been provided, a reserve in an amount equal to the sum of all rental payments scheduled to come due in the next 3 months for such location.

                  Rentals - as defined in subsection 8.2.19 of the Agreement.

                  Reportable Event - any of the events set forth in Section 4043(c) of ERlSA.

                  Reserves - reserves against the amount of Revolving Credit Loans which Borrowers may otherwise request under the Agreement that have been established by Agent in such amounts and with respect to such matters as Agent shall reasonably deem necessary or appropriate in its reasonable credit judgment exercised in good faith.

                  Reserve Percentage - the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed on member banks of the Federal Reserve System against "Euro-currency Liabilities" as defined in Regulation D.

                  Restricted Investment - any investment made in cash or by delivery of Property to any Person, whether by acquisition of stock, Indebtedness or other obligation or Security, or by loan, advance or capital contribution, or otherwise, or in any Property except the following:

         1. investments by a Borrower, to the extent existing on the Closing Date, in one or more Subsidiaries of such Borrower;

         2.  Property to be used in the ordinary course of business;

         3. Current Assets arising from the sale of goods and services in the ordinary course of business of any Borrower or any of its Subsidiaries;

         4. investments in direct obligations of the United States of America, or any agency thereof or obligations guaranteed by the United States of America, provided that such obligations mature within one year from the date of acquisition thereof;

         5. investments in certificates of deposit maturing within one year from the date of acquisition and fully insured by the Federal Deposit Insurance Corporation;

         6. investments in commercial paper given the highest rating by a national credit rating agency and maturing not more than 270 days from the date of creation thereof;

         7. investments in money market, mutual or similar funds having assets in excess of $100,000,000 and the investments of which are limited to investment grade securities;

         8.  Intercompany Loans;

         9. investments made in exchange for Accounts arising in the ordinary course of business which have not been collected for 120 days and which are, in the good faith judgment of such Borrower or one of its Subsidiaries, substantially uncollectable, provided that the instrument evidencing such investment is delivered to Agent to be held as security for the Obligations pursuant to the terms of the Agreement;

         10. investments in evidence of Indebtedness, securities or other Property received from another Person by such Borrower or any of its Subsidiaries in connection with any bankruptcy case or by reason of a composition or a readjustment of debt or reorganization of such Person as a result of foreclosure, perfection or enforcement of any Lien in exchange for evidence of Indebtedness, securities or other Property of such Person;

         11. repurchase agreements with respect to securities described in clause (iv) above entered into with an office of a bank or trust company which is organized under the laws of the United States or any State thereof and has capital, surplus and undivided profits aggregating at least $500,000,000;

         12. investments consisting of loans for salary, travel advances, entertainment, relocation, advances against commissions and other similar advances to employees in the ordinary course of business.

         13.  investments existing on the date hereof and listed on Exhibit
8.2.12 hereto; and

         14. investments otherwise expressly permitted pursuant to the Agreement.

                  Revolving Credit Loan - a Loan made by any Lender pursuant to
Section 1.1 of the Agreement.

                  Revolving Credit Maximum Amount - $70,000,000, as such amount may be reduced from time to time pursuant to the terms of the Agreement.

                  Revolving Loan Commitment - with respect to any Lender, the amount of such Lender's Revolving Loan Commitment pursuant to subsection 1.1.1 of the Agreement, as set forth below such Lender's name on the signature page hereof or any Assignment and Acceptance Agreement executed by such Lender.

                  Revolving Loan Percentage - with respect to each Lender, the percentage equal to the quotient of such Lender's Revolving Loan Commitment divided by the aggregate of all Revolving Loan Commitments.

                  Revolving Notes - the Secured Promissory Notes to be jointly and severally executed by Borrowers on or about the Closing Date in favor of each Lender to evidence the Revolving Credit Loans, which shall be in the form of Exhibit 1.1 to the Agreement, together with any replacement or successor notes therefor.

                  Secured Bonds - the 11% Senior Secured Notes due 2010 of Neenah issued as of the date of the Agreement pursuant to the Secured Bond Documents in the original principal amount of $133,130,000.

                  Secured Bond Documents - the Secured Bond Indenture, the Secured Bonds, any guaranty, mortgage, security agreement or other collateral document securing the Secured Bonds and all other documents, agreements and instruments now existing or hereinafter entered into in connection with the foregoing, in each case as amended from time to time.

                  Secured Bond Indenture - that certain Indenture providing for the issuance of the Secured Bonds among Neenah, as issuer, the Subsidiaries of Neenah party thereto as subsidiary guarantors and the Secured Bond Trustee, dated as of the date of the Agreement, as amended from time to time in compliance with its terms and in compliance with any applicable terms of the Secured Bond Lien Subordination Agreement.

                  Secured Bond Lien Subordination Agreement - that certain Lien Subordination Agreement dated as of the date of the Agreement by and among Agent and the Secured Bond Trustee, as amended from time to time in accordance with its terms.

                  Secured Bond Trustee - The Bank of New York, a New York banking corporation.

                  Security - all shares of stock, partnership interests, membership interests, membership units or other ownership interests in any other Person and all warrants, options or other rights to acquire the same.

                  Security Documents - the Guaranty Agreements, the Mortgages, the Pledge Agreements, and all other instruments and agreements now or at any time hereafter securing the whole or any part of the Obligations.

                  Solvent - as to any Person, that such Person (i) owns Property whose fair saleable value as a going concern is greater than the amount required to pay all of such Person's debts (including contingent debts), (ii) is able to pay all of its debts as such debts mature and (iii) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage.

                  Subordinated Bonds - the 13% Senior Subordinated Notes due 2013 of Neenah issued as of the date of the Agreement pursuant to the Subordinated Bond Documents in the original principal amount of $100,000,000 (as increased by amounts added to the principal balance of the Subordinated Bonds in satisfaction of interest payments owing in respect of the Subordinated Bonds).

                  Subordinated Bond Documents - the Subordinated Bond Indenture, the Subordinated Bonds, any guaranty of the Subordinated Bonds and all other documents, agreements and instruments now existing or hereinafter entered into in connection with the foregoing, in each case as amended from time to time.

                  Subordinated Bond Indenture - that certain Indenture providing for the issuance of the Subordinated Bonds among Neenah, as issuer, the Subsidiaries of Neenah party thereto as subsidiary guarantors and The Bank of New York, as trustee, dated as of the date of the Agreement.

                  Subordinated Debt - Indebtedness of any Borrower or any of its Subsidiaries permitted under the Agreement that is subordinated to the Obligations in a manner reasonably satisfactory to Agent, and contains terms, including without limitation, payment terms, satisfactory to Agent (including, without limitation, the Indebtedness evidenced by the Subordinated Bonds and the other Subordinated Bond Documents, but excluding the Indebtedness evidenced by the Secured Bonds and the other Secured Bond Documents).

                  Subsidiary - any Person of which another Person owns, directly or indirectly through one or more intermediaries, more than 50% of the Voting Stock at the time of determination.

                  Subsidiary Guarantors - each of Cast Alloys; Belcher; Peerless Corporation; Dalton - Ashland; and each other Subsidiary of Ultimate Parent that now or hereafter executes a Guaranty Agreement.

                  Swingline Loans - as defined in subsection 1.1.4 of the Agreement.

                  Syndication Agent - Congress Financial Corporation (Central), in its capacity as Syndication Agent under the Agreement.

                  Term - as defined in Section 4.1 of the Agreement.

                  Term Loan - the Loan described in Section 1.3 of the
Agreement.

                  Term Loan Commitment - with respect to any Lender, the amount of such Lender's Term Loan Commitment pursuant to Section 1.3 of the Agreement, as set forth below such Lender's name on the signature pages hereof or any Assignment and Acceptance Agreement executed by such Lender, minus all Term Loan payments paid to such Lender.

                  Term Notes - the Secured Promissory Notes to be executed by Borrower on or about the Closing Date in favor of each applicable Lender to evidence its Term Loan, which shall be in the form of Exhibit 1.3 to the Agreement, together with any replacement or successor notes therefor.

                  Total Credit Facility - $92,085,000, as such amount may be reduced from time to time pursuant to the terms of the Agreement.

                  Type of Organization - with respect to any Person, the kind or type of entity by which such Person is organized, such as a corporation or limited liability company.

                  UCC - the Uniform Commercial Code as in effect in the State of Illinois on the date of this Agreement, as it may be amended or otherwise modified.

                  Ultimate Parent - ACP Holding Company, a Delaware corporation.

                  Unused Line Fee - as defined in Section 2.5 of the Agreement.

                  Voting Stock - Securities of any class or classes of a corporation, limited partnership or limited liability company or any other entity the holders of which are ordinarily, in the absence of contingencies, entitled to vote with respect to the election of corporate directors (or Persons performing similar functions).

                  Other Terms. All other terms contained in the Agreement shall have, when the context so indicates, the meanings provided for by the UCC to the extent the same are used or defined therein.

                  Certain Matters of Construction. The terms "herein", "hereof' and "hereunder" and other words of similar import refer to the Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. The section titles, table of contents and list of exhibits appear as a matter of convenience only and shall not affect the interpretation of the Agreement. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. All references to any of the Loan Documents shall include any and all modifications thereto and any and all extensions or renewals thereof

                                LIST OF EXHIBITS

Exhibit 1.1        Form of Revolving Note
Exhibit 1.3        Form of Term Note
Exhibit 6.1.1      Business Locations
Exhibit 7.1.1      Jurisdictions in which each Borrower and each of its
                   Subsidiaries is Authorized to do Business
Exhibit 7.1.4      Capital Structure of each Borrower and each of its
                   Subsidiaries
Exhibit 7.1.5      Names; Organization
Exhibit 7.1.13     Surety Obligations
Exhibit 7.1.15     Brokers' Fees
Exhibit 7.1.16     Patents, Trademarks, Copyrights and Licenses
Exhibit 7.1.17     Governmental Consents
Exhibit 7.1.18     Compliance with Laws
Exhibit 7.1.19     Contracts Restricting Right to Incur Debts
Exhibit 7.1.20     Litigation
Exhibit 7.1.22     Capitalized and Operating Leases
Exhibit 7.1.23     Pension Plans
Exhibit 7.1.25     Labor Relations
Exhibit 8.1.3      Form of Compliance Certificate
Exhibit 8.1.4      Form of Borrowing Base Certificate
Exhibit 8.2.3      Existing Indebtedness
Exhibit 8.2.4      Affiliate Transactions
Exhibit 8.2.5      Permitted Liens
Exhibit 8.2.12     Permitted Investments
Exhibit 8.3        Financial Covenants
Exhibit A-1        Form of Assignment and Acceptance Agreement

                         List of Exhibits and Schedules

                                   EXHIBIT 1.1

                             FORM OF REVOLVING NOTE







                         List of Exhibits and Schedules

                             SECURED PROMISSORY NOTE
                              REVOLVING CREDIT LOAN



$                                                                October 8, 2003
 -----------                                                   Chicago, Illinois

            FOR VALUE RECEIVED, the undersigned (hereinafter "Borrowers"), hereby jointly and severally promise to pay to the order of _________________________ (hereinafter "Lender"), in such coin or currency of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, the principal sum of ____________ Million and 00/100 Dollars ($____________________) or such other amount of Revolving Credit Loans advanced by Lender and outstanding under the "Loan Agreement" (defined below), together with interest from and after the date hereof at the rate from time to time applicable as provided in Section 2.1 of the Loan Agreement.

            This Secured Promissory Note Revolving Credit Loan (the "Note") is issued pursuant to that certain Loan and Security Agreement by and among Borrowers, Fleet Capital Corporation, as Agent for itself and the other Lenders, Fleet Securities, Inc., as Arranger, the Co-Documentation Agents party thereto, and the Lenders, dated the date hereof (hereinafter, as amended from time to time, the "Loan Agreement"), and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and the other Loan Documents are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

            All interest shall be computed in the manner provided in Section 2 of the Loan Agreement.

            The principal amount evidenced by this Note may be repaid and reborrowed in accordance with the terms and conditions of the Loan Agreement. The principal amount and accrued interest of this Note shall be due and payable on the dates and in the manner set forth in the Loan Agreement.

            The entire remaining principal amount then outstanding, together with accrued interest and any and all other amounts due hereunder, shall be due and payable on October 8, 2008.

            Notwithstanding the foregoing, the entire unpaid principal balance and accrued interest on this Note shall be due and payable immediately upon any termination of the Loan Agreement pursuant to Section 4 thereof.

            Upon the occurrence and during the continuance of an Event of Default, Lender shall have all of the rights and remedies set forth in Section 10 of the Loan Agreement.

            Time is of the essence of this Note. To the fullest extent permitted by applicable law, each Borrower, for itself and its legal representatives, successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of nonpayment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws.

            Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of Lender or Agent in the exercise of any right or remedy hereunder or under the Loan Agreement shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Lender or Agent of any right or remedy preclude any other right or remedy. Each Borrower agrees that, without releasing or impairing such Borrower's liability hereunder, Lender or Agent may at any time release, surrender, substitute or exchange any collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note.

            This Note shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Illinois without regard to any principles of conflicts of law.

            IN WITNESS WHEREOF, each Borrower has caused this Note to be duly executed and delivered on the date first above written.



                                        NEENAH FOUNDRY COMPANY


                                        By
                                           -------------------------------------
                                        Its
                                            ------------------------------------



                                        DEETER FOUNDRY, INC.


                                        By
                                           -------------------------------------
                                        Its
                                            ------------------------------------



                                        MERCER FORGE CORPORATION


                                        By
                                           -------------------------------------
                                        Its
                                            ------------------------------------



                                        DALTON CORPORATION


                                        By
                                           -------------------------------------
                                        Its
                                            ------------------------------------



                                        DALTON CORPORATION, STRYKER MACHINING
                                        FACILITY CO.


                                        By
                                           -------------------------------------
                                        Its
                                            ------------------------------------

                                        DALTON CORPORATION, WARSAW
                                        MANUFACTURING FACILITY


                                        By
                                           -------------------------------------
                                        Its
                                            ------------------------------------



                                        ADVANCED CAST PRODUCTS, INC.


                                        By
                                           -------------------------------------
                                        Its
                                            ------------------------------------



                                        GREGG INDUSTRIES, INC.


                                        By
                                           -------------------------------------
                                        Its
                                            ------------------------------------

                                   EXHIBIT 1.3

                                FORM OF TERM NOTE




                             Exhibit 7.1.25 - Page 1

                             SECURED PROMISSORY NOTE
                                    TERM LOAN



$                                                                October 8, 2003
 -----------                                                   Chicago, Illinois

            FOR VALUE RECEIVED, the undersigned (hereinafter "Borrower"), hereby promises to pay to the order of _____________________ (hereinafter, "Lender"), in such coin or currency of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, the principal sum of _________________________ Million and 00/100 Dollars ($___________________), together with interest from and after the date hereof at the rate from time to time applicable as provided in Section 2.1 of the Loan Agreement.

            This Secured Promissory Note Term Loan (this "Note") is issued pursuant to, that certain Loan and Security Agreement among Borrower, Fleet Capital Corporation, as Agent for itself and the other Lenders, Fleet Securities, Inc., as Arranger, the Co-Documentation Agents party thereto, and the Lenders from time to time party thereto, of even date herewith (hereinafter, as amended from time to time, the "Loan Agreement"), and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and the Loan Documents are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

            All interest shall be computed in the manner provided in Section 2 of the Loan Agreement.

            The principal amount and accrued interest of this Note shall be due and payable on the dates and in the manner set forth in the Loan Agreement:

            The entire remaining principal amount then outstanding, together with accrued interest and any and all other amounts due hereunder, shall be due and payable on October 8, 2008.

            Notwithstanding the foregoing, the entire unpaid principal balance and accrued interest on this Note shall be due and payable immediately upon any termination of the Loan Agreement pursuant to Section 4 thereof This Note shall also be subject to mandatory and optional prepayment in accordance with the provisions of Section 3.3 of the Loan Agreement.

            Upon the occurrence and during the continuance of an Event of Default, Lender shall have all of the rights and remedies set forth in Section 10 of the Loan Agreement.

            Time is of the essence of this Note. To the fullest extent permitted by applicable law, Borrower, for itself and its legal representatives, successors and assigns, expressly waives presentment, demand, protest, notice of dishonor, notice of non-payment, notice of maturity, notice of protest, presentment for the purpose of accelerating maturity, diligence in collection, and the benefit of any exemption or insolvency laws.

            Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note. No delay or failure on the part of Lender or Agent in the exercise of any right or remedy hereunder or under the Loan Agreement shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Lender or Agent of any right or remedy preclude any other right or remedy. Lender or Agent, at its option, may enforce its rights against any collateral securing this Note without enforcing its rights against Borrower, any guarantor of the indebtedness evidenced hereby or any other property or indebtedness due or to become due to Borrowers. Borrower agrees that, without releasing or impairing Borrower's liability hereunder, Lender or Agent may at any time release, surrender, substitute or exchange any collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note.

            This Note shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Illinois without regard to any principles of conflicts of law.

            IN WITNESS WHEREOF, each Borrower has caused this Note to be duly executed and delivered on the date first above written.



                                        NEENAH FOUNDRY COMPANY


                                        By
                                           -------------------------------------
                                        Its
                                            ------------------------------------



                                        DEETER FOUNDRY, INC.


                                        By
                                           -------------------------------------
                                        Its
                                            ------------------------------------



                                        MERCER FORGE CORPORATION


                                        By
                                           -------------------------------------
                                        Its
                                            ------------------------------------



                                        DALTON CORPORATION


                                        By
                                           -------------------------------------
                                        Its
                                            ------------------------------------



                                        DALTON CORPORATION, STRYKER MACHINING
                                        FACILITY CO.


                                        By
                                           -------------------------------------
                                        Its
                                            ------------------------------------

                                        DALTON CORPORATION, WARSAW
                                        MANUFACTURING FACILITY


                                        By
                                           -------------------------------------
                                        Its
                                            ------------------------------------



                                        ADVANCED CAST PRODUCTS, INC.


                                        By
                                           -------------------------------------
                                        Its
                                            ------------------------------------



                                        GREGG INDUSTRIES, INC.


                                        By
                                           -------------------------------------
                                        Its
                                            ------------------------------------

                                  EXHIBIT 7.1.4

                                CAPITAL STRUCTURE

1. The classes and the number of authorized and issued Securities of each Borrower and each of its Subsidiaries and the record owner of such Securities are as follows:

     Borrowers:

----------------------------------------------------------------------------------------------------------------------
                                                         Number of             Number of
                                                         Securities            Securities
                                   Class of              Issued and            Authorized but        Record
Entity                             Securities            Outstanding           Unissued              Owners
----------------------------------------------------------------------------------------------------------------------
A & M Specialties, Inc.            Common                1,000 shares          99,000 shares         Mercer
                                   Voting Stock          issued                of Common             Forge
                                                                               Voting Stock          Corporation
----------------------------------------------------------------------------------------------------------------------
Advanced Cast                      Common Stock          100 shares of         None                  Neenah
Products, Inc.                                           Common Stock                                Foundry
                                                         issued                                      Company
----------------------------------------------------------------------------------------------------------------------
Dalton Corporation                 Common Stock          2,371,342.8776        6,378,657.1224        Neenah
                                                         shares of             shares of             Foundry
                                                         Common Stock          Common Stock          Company
                                                         issued
----------------------------------------------------------------------------------------------------------------------
Dalton Corporation,                Common Stock          100 shares of         9,900 shares of       Dalton
Kendallville                                             Common Stock          Common Stock          Corporation
Manufacturing Facility                                   issued
----------------------------------------------------------------------------------------------------------------------
Dalton Corporation,                Common Stock          1,000 shares of       None                  Dalton
Stryker Machining                                        Common Stock                                Corporation
Facility Co.                                             issued
----------------------------------------------------------------------------------------------------------------------
Dalton Corporation,                Common Stock          100 shares of         900 shares of         Dalton
Warsaw Manufacturing                                     Common Stock          Common of             Corporation
Facility                                                 issued                Stock
----------------------------------------------------------------------------------------------------------------------
Deeter Foundry, Inc.               Common Stock          1,000 shares of       99,000 shares         Neenah
                                                         Common Stock          of Common             Foundry
                                                         issued                Stock                 Company
----------------------------------------------------------------------------------------------------------------------
Gregg Industries, Inc.             Common Stock          1,049,742.5           950,257.5             Neenah
                                                         shares of             shares of             Foundry
                                                         Common Stock          Common Stock          Company
                                                         issued
----------------------------------------------------------------------------------------------------------------------
Mercer Forge                       Common Stock          625 shares of         375 shares of         Neenah
Corporation                                              Common Stock          Common Stock          Foundry
                                                         issued                                      Company
----------------------------------------------------------------------------------------------------------------------


                             Exhibit 7.1.4 - Page 1

----------------------------------------------------------------------------------------------------------------------
                                                         Number of             Number of
                                                         Securities            Securities
                                   Class of              Issued and            Authorized but        Record
Entity                             Securities            Outstanding           Unissued              Owners
----------------------------------------------------------------------------------------------------------------------
Neenah Foundry                     Class A               1,000 shares of       None                  NFC
Company                            Common Stock          Class A                                     Castings,
                                                         Common Stock                                Inc.
                                                         issued
----------------------------------------------------------------------------------------------------------------------
                                                         100 shares of                               Neenah
Neenah Transport, Inc.             Common Stock          Common Stock          460 shares of         Foundry
                                                         issued                Common Stock          Company
----------------------------------------------------------------------------------------------------------------------

Subsidiaries:

----------------------------------------------------------------------------------------------------------------------
                                                         Number of             Number of
                                                         Securities            Securities
                                   Class of              Issued and            Authorized but        Record
Entity                             Securities            Outstanding           Unissued              Owners
----------------------------------------------------------------------------------------------------------------------
Belcher Corporation               Common Stock           100 shares of         None                  Advanced
                                                         Common Stock                                Cast
                                                         issued                                      Products,
                                                                                                     Inc.
----------------------------------------------------------------------------------------------------------------------
Cast Alloys, Inc.                 Common Stock           1,000 shares of       2,449,000             Neenah
                                                         Common Stock          shares of             Foundry
                                                         issued                Common Stock          Company
----------------------------------------------------------------------------------------------------------------------
Dalton Corporation,               Common Stock           100 shares of         750 shares of         Dalton
Ashland                                                  Common Stock          Common Stock          Corporation
Manufacturing Facility                                   issued
----------------------------------------------------------------------------------------------------------------------
Peerless Corporation              Common Stock           100 shares of         650 shares of         Advanced
                                                         Common Stock          Common Stock          Cast
                                                         issued                                      Products,
                                                                                                     Inc.
----------------------------------------------------------------------------------------------------------------------

2. The number, nature and holder of all other outstanding Securities of each Borrower and each of its Subsidiaries are as follows:

     None.


                             Exhibit 7.1.4 - Page 2

3. The correct name and jurisdiction of incorporation or organization of each Subsidiary of each Borrower and the percentage of its issued and outstanding Voting Stock owned by such Borrower are as follows:

----------------------------------------------------------------------------------------------------------------------
                                               Jurisdiction of
                                               Incorporation /               Percentage of Voting
Name                                           Organization                  Stock Owned by a Borrower
----------------------------------------------------------------------------------------------------------------------
Belcher Corporation                            Delaware                      100% owned by Advanced Cast
                                                                             Products, Inc.
----------------------------------------------------------------------------------------------------------------------
Cast Alloys, Inc.                              California                    100% owned by Neenah
                                                                             Foundry Company
----------------------------------------------------------------------------------------------------------------------
Dalton Corporation, Ashland                    Ohio                          100% owned by Dalton
Manufacturing Facility                                                       Corporation
----------------------------------------------------------------------------------------------------------------------
Peerless Corporation                           Ohio                          100% owned by Advanced Cast
                                                                             Products, Inc.
----------------------------------------------------------------------------------------------------------------------

4. The name of each Borrower's and each of its Subsidiaries' corporate or joint venture relationships and the nature of the relationships are as follows:

     None.

5. The agreements or instruments binding upon the partners, members or shareholders of each Borrower and each of its Subsidiaries and relating to the ownership of its Securities, are as follows:

     None.


                             Exhibit 7.1.4 - Page 3

                                  EXHIBIT 7.1.5

                               NAMES; ORGANIZATION

1.   Each Borrower's exact legal name and state of incorporation are:

-------------------------------------------------------------------------------------------------------------
Borrowers:                                                                 State of Incorporation:
-------------------------------------------------------------------------------------------------------------
A & M Specialties, Inc.                                                    Pennsylvania
-------------------------------------------------------------------------------------------------------------
Advanced Cast Products, Inc.                                               Delaware
-------------------------------------------------------------------------------------------------------------
Dalton Corporation                                                         Indiana
-------------------------------------------------------------------------------------------------------------
Dalton Corporation, Kendallville Manufacturing Facility                    Indiana
-------------------------------------------------------------------------------------------------------------
Dalton Corporation, Stryker Machining Facility Co.                         Ohio
-------------------------------------------------------------------------------------------------------------
Dalton Corporation, Warsaw Manufacturing Facility                          Indiana
-------------------------------------------------------------------------------------------------------------
Deeter Foundry, Inc.                                                       Nebraska
-------------------------------------------------------------------------------------------------------------
Gregg Industries, Inc.                                                     California
-------------------------------------------------------------------------------------------------------------
Mercer Forge Corporation                                                   Delaware
-------------------------------------------------------------------------------------------------------------
Neenah Foundry Company                                                     Wisconsin
-------------------------------------------------------------------------------------------------------------
Neenah Transport, Inc.                                                     Wisconsin
-------------------------------------------------------------------------------------------------------------

2. Other than set forth above, in the conduct of its business, the following Borrowers have used the following legal, fictitious or trade names within the last five years:

     Advanced Cast Products, Inc. has used the name Meadville Cast Products.

3. The exact legal name and state of incorporation of each Subsidiary of each Borrower are:

-------------------------------------------------------------------------------------------------------------
Subsidiaries:                                                              State of Incorporation:
-------------------------------------------------------------------------------------------------------------
Belcher Corporation                                                        Delaware
-------------------------------------------------------------------------------------------------------------
Cast Alloys, Inc.                                                          California
-------------------------------------------------------------------------------------------------------------
Dalton Corporation, Ashland Manufacturing Facility                         Ohio
-------------------------------------------------------------------------------------------------------------
Peerless Corporation                                                       Ohio
-------------------------------------------------------------------------------------------------------------


                             Exhibit 7.1.5 - Page 1

4. Other than as set forth above, in the conduct of its business, the following Subsidiaries of each Borrower have used the following legal, fictitious or trade names within the last five years:

     Cast Alloys, Inc. was formerly known as Niemin Porter & Co.

5.   Each Borrower's Organizational LD. Number is:

------------------------------------------------------------------------------------------------------------
Borrowers:                                                                 Organizational ID Number:
------------------------------------------------------------------------------------------------------------
A & M Specialties, Inc.                                                    002575141
------------------------------------------------------------------------------------------------------------
Advanced Cast Products, Inc.                                               2202982
------------------------------------------------------------------------------------------------------------
Dalton Corporation                                                         194258-113
------------------------------------------------------------------------------------------------------------
Dalton Corporation, Kendallville Manufacturing Facility                    198701-286
------------------------------------------------------------------------------------------------------------
Dalton Corporation, Stryker Machining Facility Co.                         738408
------------------------------------------------------------------------------------------------------------
Dalton Corporation, Warsaw Manufacturing Facility                          1997010259
------------------------------------------------------------------------------------------------------------
Deeter Foundry, Inc.                                                       0034729
------------------------------------------------------------------------------------------------------------
Gregg Industries, Inc.                                                     CO202437
------------------------------------------------------------------------------------------------------------
Mercer Forge Corporation                                                   2074220
------------------------------------------------------------------------------------------------------------
Neenah Foundry Company                                                     N020480
------------------------------------------------------------------------------------------------------------
Neenah Transport, Inc.                                                     N08621
------------------------------------------------------------------------------------------------------------

6.   The Organizational I.D. Number of each Subsidiary of each Borrower is:

-----------------------------------------------------------------------------------------------------------
Subsidiaries:                                                               Organizational ID Number:
-----------------------------------------------------------------------------------------------------------
Belcher Corporation                                                         2204798
-----------------------------------------------------------------------------------------------------------
Cast Alloys, Inc.                                                           C1321928
-----------------------------------------------------------------------------------------------------------
Dalton Corporation, Ashland Manufacturing Facility                          907962
-----------------------------------------------------------------------------------------------------------
Peerless Corporation                                                        755551
-----------------------------------------------------------------------------------------------------------

7.   Each Borrower's Type of Organization is:

-----------------------------------------------------------------------------------------------------------
Borrowers:                                                                  Type of Organization:
-----------------------------------------------------------------------------------------------------------
A & M Specialties, Inc.                                                     Corporation
-----------------------------------------------------------------------------------------------------------


                             Exhibit 7.1.5 - Page 2

-----------------------------------------------------------------------------------------------------------
Borrowers:                                                                  Type of Organization:
-----------------------------------------------------------------------------------------------------------
Advanced Cast Products, Inc.                                                Corporation
-----------------------------------------------------------------------------------------------------------
Dalton Corporation                                                          Corporation
-----------------------------------------------------------------------------------------------------------
Dalton Corporation, Kendallville Manufacturing Facility                     Corporation
-----------------------------------------------------------------------------------------------------------
Dalton Corporation, Stryker Machining Facility Co.                          Corporation
-----------------------------------------------------------------------------------------------------------
Dalton Corporation, Warsaw Manufacturing Facility                           Corporation
-----------------------------------------------------------------------------------------------------------
Deeter Foundry, Inc.                                                        Corporation
-----------------------------------------------------------------------------------------------------------
Gregg Industries, Inc.                                                      Corporation
-----------------------------------------------------------------------------------------------------------
Mercer Forge Corporation                                                    Corporation
-----------------------------------------------------------------------------------------------------------
Neenah Foundry Company                                                      Corporation
-----------------------------------------------------------------------------------------------------------
Neenah Transport, Inc.                                                      Corporation
-----------------------------------------------------------------------------------------------------------

8.   The Type of Organization of each Subsidiary of each Borrower is:

-----------------------------------------------------------------------------------------------------------
Subsidiaries:                                                            Type of Organization:
-----------------------------------------------------------------------------------------------------------
Belcher Corporation                                                      Corporation
-----------------------------------------------------------------------------------------------------------
Cast Alloys, Inc.                                                        Corporation
-----------------------------------------------------------------------------------------------------------
Dalton Corporation, Ashland Manufacturing Facility                       Corporation
-----------------------------------------------------------------------------------------------------------
Peerless Corporation                                                     Corporation
-----------------------------------------------------------------------------------------------------------

9. Other than has been disclosed through filings with the Securities and Exchange Commission, each of the following Borrowers have been the surviving entity of a merger or consolidation or has acquired substantially all the assets of any person within the last five years:

     None.

10. Other than has been disclosed through filings with the Securities and Exchange Commission, each of the following Subsidiaries of any Borrower has been the surviving entity of a merger or consolidation or has it acquired substantially all the assets of any person within the last five years:

     None.


                             Exhibit 7.1.5 - Page 3

                                  EXHIBIT 8.1.3

                             COMPLIANCE CERTIFICATE

                        [______________________________]

                                       _________________, ____

Fleet Capital Corporation, as Agent
One South Wacker Drive
Suite 1400
Chicago, Illinois 60606

      The undersigned, the chief financial officer of NFC Castings, Inc. ("Parent"), gives this certificate on behalf of Ultimate Parent to Fleet Capital Corporation, in its capacity as Agent ("Agent") in accordance with the requirements of subsection 8.1.3 of that certain Loan and Security Agreement dated as of October __, 2003 among Neenah Foundry Company, as a Borrower, the Subsidiaries of Neenah Foundry Company party thereto as Borrowers, General Electric Capital Corporation, Congress Financing Corporation (Central), Agent, Fleet Securities, Inc., as Arranger, and the Lenders party thereto ("Loan Agreement"). Capitalized terms used in this Certificate, unless otherwise defined herein, shall have the meanings ascribed to them in the Loan Agreement.

      1. Based upon my review of the balance sheets and statements of income of Parent, Borrowers and Borrowers' Subsidiaries for the [____________] period ending _________________, ___, copies of which are attached hereto, the undersigned hereby certifies on behalf of Ultimate Parent that:

            (i) Capital Expenditures during the period and for the fiscal year to date total $ ________ and $ _________, respectively.

            (ii) The Fixed Charge Coverage Ratio as of the last day of the period is _________: 1.00.

      2. No Default exists on the date hereof, other than _____________________ ___________________________________________________ [IF NONE, SO STATE]; and


                             Exhibit 8.1.3 - Page 1

      3. No Event of Default exists on the date hereof, other than ____________ ___________________________________________________ [IF NONE, SO STATE].



                                    Very truly yours,


                                    NFC CASTINGS, INC.


                                    --------------------------------------
                                    Chief Financial Officer


                             Exhibit 8.1.3 - Page 1

                                  EXHIBIT 8.1.4

                       FORM OF BORROWING BASE CERTIFICATE


                             Exhibit 8.1.4 - Page 1

                                   EXHIBIT 8.3

                               FINANCIAL COVENANTS

DEFINITIONS

      EBITDA - with respect to any period, the sum of net earnings (or loss) before interest expense, income taxes, depreciation and amortization for such period (but excluding any extraordinary gains for such period), all as determined for Parent, Borrowers and the Borrowers' Subsidiaries on a Consolidated basis and in accordance with GAAP; plus amounts deducted in determining net earnings (or loss) in respect of: (a) the fees, costs and expenses actually incurred in connection with the consummation of the Plan of Reorganization, and the closing of the Agreement and the transactions contemplated thereby, in the actual amounts and during the actual fiscal periods incurred, (b) non-recurring, non-cash items and (c) one-time cash expenses relating to the closing of the facility of Dalton Corporation, Kendallville Manufacturing Facility located at 200 West Ohio Street, Kendallville, Indiana of up to a maximum aggregate amount of $4,000,000; and minus the amount of any cash items not otherwise deducted in determining net income (or loss) to the extent that such items were previously added back to EBITDA as non-recurring, non-cash items on a prior measurement date. Notwithstanding the foregoing, it is acknowledged and agreed that (i) for purposes of the December 31, 2003 measurement date, EBITDA for the portion of the measurement period beginning on January 1, 2003 and ending on September 30, 2003 shall be deemed to be $41,981,000, (ii) for purposes of the March 31, 2004 measurement date, EBITDA for the portion of the measurement period beginning on April 1, 2003 and ending on September 30, 2003 shall be deemed to be $33,928,000 and (iii) for purposes of the June 30, 2004 measurement date, EBITDA for the portion of the measurement period beginning on July 1, 2003 and ending on September 30, 2003 shall be deemed to be $17,765,000.

      FIXED CHARGE COVERAGE RATIO - with respect to any period, the ratio of (i) EBITDA for such period minus the sum of (a) income taxes payable in cash during such period plus (b) non-financed Capital Expenditures (other than MACT Capital Expenditures) during such period plus (c) the positive difference, if any, between (1) non-financed MACT Capital Expenditures during such period minus (2) the aggregate amount of the quarterly accretions that have occurred during such period pursuant to the third sentence of subsection 1.1.1 of the Loan Agreement in respect of the MACT Reserve Amount plus (d) Distributions made in cash pursuant to subsection 8.2.7(iii) of the Loan Agreement during such period, to
(ii) Fixed Charges for such period, all as determined for Parent, Borrowers and the Borrowers' Subsidiaries on a Consolidated basis and in accordance with GAAP.

      FIXED CHARGES - with respect to any period, the sum of: (i) scheduled principal payments required to be made during such period in respect to Indebtedness (including the principal portion of Capitalized Lease Obligations), plus (ii) Interest Expense for such period, all as determined for Parent, Borrowers and the Borrowers' Subsidiaries on a Consolidated basis and in accordance with GAAP, plus (iii) the amount of any repayments, prepayments, redemptions or repurchases with respect to principal made during such period in respect of the

                              Exhibit 8.3 - Page 1

Subordinated Bonds pursuant to subsection 8.2.6(i)( d) of the Loan Agreement Notwithstanding the foregoing, it is acknowledged and agreed that for purposes of each of the December 31, 2003, March 31, 2004, June 30, 2004 and September 30, 2004 measurement dates, scheduled principal payments in respect of the Term Loan shall be deemed to be $3,155,000 for each of the twelve (12) month periods ending on such dates.

      INTEREST EXPENSE - with respect to any period, (a) interest expense paid or accrued to be paid for such period, including without limitation the interest portion of Capitalized Lease Obligations, plus the Letter of Credit and LC Guaranty fees owing for such period (but excluding Deferrable Interest for such period and excluding non-cash amortization of deferred financing costs and original issue discount), all as determined for Parent, Borrowers and Borrowers' Subsidiaries on a Consolidated basis and in accordance with GAAP plus (b) Deferrable Interest actually paid in cash during such period. Notwithstanding the foregoing, it is acknowledged and agreed that (i) for purposes of the December 31, 2003 measurement date, Interest Expense for the portion of the measurement period beginning on January 1, 2003 and ending on September 30, 2003 shall be deemed to be $16,832,000, (ii) for purposes of the March 31, 2004 measurement date, Interest Expense for the portion of the measurement period beginning on April 1, 2003 and ending on September 30, 2003 shall be deemed to be $11,222,000 and (iii) for purposes of the June 30, 2004 measurement date, Interest Expense for the portion of the measurement period beginning on July 1, 2003 and ending on September 30, 2003 shall be deemed to be $5,611,000.


                              Exhibit 8.3 - Page 2

COVENANT

      FIXED CHARGE COVERAGE RATIO. Borrowers shall not permit the Fixed Charge Coverage Ratio for any period set forth below to be less than the ratio set forth below opposite such period (in each case measured as of the last day of such period):

                      PERIOD                                                                            RATIO
                      ------                                                                            -----
Twelve (12) month period ending on December 31, 2003                                                  1.10 to 1.0
Twelve (12) month period ending on March 31,2004                                                      1.10 to 1.0
Twelve (12) month period ending on June 30, 2004                                                      1.10 to 1.0
Twelve (12) month period ending on September 30, 2004                                                 1.10 to 1.0
Twelve (12) month period ending on December 31, 2004 and each                                         1.15 to 1.0
March 31, June 30, September 30 and December 31 thereafter


                              Exhibit 8.3 - Page 3

                                   EXHIBIT A-1

                   FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT


                              Exhibit A-1 - Page 1

                                   EXHIBIT A-1

                            ASSIGNMENT AND ACCEPTANCE

      ASSIGNMENT AND ACCEPTANCE (the "Assignment and Acceptance") dated as of ___________, 2003 among _____________________ ("Assignor"), ___________________
("Assignee"), and FLEET CAPITAL CORPORATION, as agent (the "Agent") [AND] FLEET SECURITIES, INC., as Arranger (the "Arranger") [AND NEENAH FOUNDRY COMPANY AND CERTAIN OF ITS SUBSIDIARIES (COLLECTIVELY, "BORROWERS")] under the Loan Agreement referred to below.

                                   WITNESSETH:

      WHEREAS, Assignor is a party to a Loan and Security Agreement dated September __' 2003 (as the same may be amended, restated, modified or supplemented from time to time, the "Loan Agreement"; unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Loan Agreement), among [BORROWERS/NEENAH FOUNDRY COMPANY AND CERTAIN OF ITS SUBSIDIARIES PARTY THERETO ("BORROWERS")], the Persons (including Assignor) identified as lenders thereto (collectively, the "Lenders" and each individually, a "Lender"), the Agent, the Arranger, a certain Syndication Agent and certain Documentation Agents;

      WHEREAS, from and after the Assignment Effective Date (as defined below), Assignee shall be a "Lender" for all purposes under the Loan Agreement and shall benefit from all of the rights and obligations of a "Lender" under the Loan Agreement and under any mortgages and other security documents in favor of the Agent and the Lenders in connection therewith, whether now existing or hereafter executed and delivered by any Borrower or any other Person (the Loan Agreement, together with such mortgages and other security agreements, in each case, as the same may be amended from time to time, the "Security Documents");

      WHEREAS, pursuant to the Loan Agreement, Assignor has made and may from time to time be required to make, Loans or other extensions of credit to or for the account of the Borrowers;

      WHEREAS, Assignor desires to assign to Assignee and Assignee desires to assume from Assignor the rights of Assignor under the Loan Agreement with respect to a portion of Assignor's Loan Commitment; and

      NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

      1. Assignment.

      Assignor hereby assigns to Assignee, without recourse, representation or warranty (other than expressly provided herein), that percentage listed on Annex I hereto as the "Assignee's Share" ("Assignee's Share") of all of Assignor's rights, title and interest arising under the Loan Agreement and the other Loan Documents relating to Assignor's Loan Commitment, including, without limitation, all rights with respect to Assignee's Share of the Revolving Credit Loans heretofore made by, and the Term Loan owing to, Assignor and all rights with respect to Assignee's Share of all Letters of Credit and LC Guaranties (collectively, "LCs") heretofore issued under the Loan Agreement and in which Assignor has purchased a participating interest (in each case without giving effect to any assignments or participations thereof by Assignor). The dollar amount of Assignee's Share of Assignor's Loan Commitment is listed on Annex I hereto, together with interest rates payable on Assignee's Share of the Loans and other fees (if any) payable to Assignee (collectively, the "Fees"). The respective Revolving Loan Percentages and the respective pro rata shares of the Term Loan of each of Assignor and Assignee from and after the Assignment Effective Date are listed on Annex I hereto.

      2. Assumption.

      Assignee hereby assumes from Assignor all of Assignor's obligations arising under the Loan Agreement and the other Loan Documents relating to Assignee's Share of Assignor's Loan Commitment, the outstanding Revolving Credit Loans, LCs and the Term Loan. It is the intent of the parties hereto that Assignor shall be released from all of its obligations under the Loan Agreement and the other Loan Documents relating to Assignee's Share of Assignor's Loan Commitment, Revolving Credit Loans, LCs and the Term Loan pursuant to the terms of the Loan Agreement.

      3. Payment of Interest and Fees to Assignee.

      (a) Assignor hereby advises the Agent of the assignment of Assignee's Share of Assignor's Loan Commitment and the outstanding Loans and LCs and directs the Agent to pay Assignee (i) on any payment of interest on any Loans paid by, or on behalf of, any Borrower pursuant to the Loan Agreement and attributable to Assignee's Share of such Loans those rates of interest, as applicable, specified in Annex I hereto, and (ii) any fees paid by, or on behalf, of any Borrower and attributable to Assignee's Share of the Loan Commitment, Loans and LCs which are Fees specified in Annex I hereto. To the extent the amount of any interest or fees paid by, or on behalf of, any Borrower under the Loan Agreement in respect of the Assignee's Share is greater than such amount payable to Assignee under this Assignment and Acceptance, Assignee hereby directs the Agent to pay the difference directly to Assignor as an administrative fee. Notwithstanding anything to the contrary contained in this Assignment and Acceptance, the Agent shall have no liability or obligation to pay any amounts to Assignee except as provided in the Loan Agreement and subject to the Agent's receipt of monies paid by, or on behalf of, the Borrowers for the account of Assignee.

      (b) If the Loan Agreement shall be amended after the date hereof so as to raise or reduce the rate or rates of interest payable on any Loan during any period or the rate at which the Fees are payable or if an Event of Default shall raise the rate of interest payable on any Loan or the rate at which any Fee is payable for any period, then the rate or rates at which interest or Fees, as the case may be, shall be distributable to Assignee hereunder for such period shall be raised or reduced to the same extent.

      (c) Notwithstanding anything to the contrary contained in this Assignment and Acceptance, if and when Assignor receives or collects any payment of interest on any Loan attributable to Assignee's Share or any payment of Fees attributable to Assignee's Share which, in any such case, are required to be paid to Assignee pursuant to clause (a) above, Assignor shall distribute to Assignee such payments but only to the extent of such interest or Fees accrued after the Assignment Effective Date.

      (d) Notwithstanding anything to the contrary contained in this Assignment and Acceptance, if and when Assignee receives or collects any payment of interest on any Loan or any payment of Fees which in any such case are required to be paid to Assignor pursuant to clause (a) above, Assignee shall distribute to Assignor such payment.

      (e) The Agent by its execution hereof, consents to the assignments described above and agrees to make payments in respect of interest and Fees as described in said clause (a) above. The Arranger by its execution hereof, consent to the assignments described above.

      4. Payments on Assignment Effective Date.

      In consideration of the assignment by Assignor to Assignee of Assignee's Share of Assignor's Loan Commitment, Loans and LCs as set forth above, (a) Assignee agrees to pay to Assignor on or prior to the Assignment Effective Date an amount specified by Assignor in writing on or prior to the Assignment Effective Date which represents Assignee's Share of the principal amount of Loans made by Assignor pursuant to the Loan Agreement and outstanding on the Assignment Effective Date and (b) Assignor agrees to pay to Assignee the Closing Fee (if any) specified in Annex I hereto on the date specified in Annex I hereto.

      5. Effectiveness.

      (a) This Assignment and Acceptance shall become effective as of the date listed on Annex I as the Assignment Effective Date (the "Assignment Effective Date") upon (i) execution of this Assignment and Acceptance by Assignor, Assignee, the Agent, the Arranger [AND THE BORROWERS] (whether the same or different copies), (ii) payment by Assignee to Assignor of the amount described in clause (a) of Section 4 above and (iii) payment by the Assignor to the Agent of the $3,500 processing and recordation fee specified in subsection 11.9.1 of the Loan Agreement.

      (b) It is agreed that all interest on any Loans attributable to Assignee's Share and all Fees attributable to Assignee's Share, which, in each case, accrues on and after the Assignment Effective Date shall be paid directly to Assignee in the manner set forth in Section 3 above.

      6. Representations and Warranties.

      (a) Each of Assignor and Assignee represents and warrants to the other party as follows:

      (1) it has full power and authority and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to fulfill its obligations under, and to consummate the transactions contemplated by, this Assignment and Acceptance;

      (2) the making and performance by it of this Assignment and Acceptance and all documents required to be executed and delivered by it hereunder do not and will not violate any law or regulation of the jurisdiction of its incorporation or organization or any other law or regulation applicable to it;

      (3) this Assignment and Acceptance has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms; and

      (4) all approvals, authorizations, or other actions by, or filing with, any governmental authority necessary for the validity or enforceability of its obligations under this Assignment and Acceptance have been obtained.

      (b) Assignor represents and warrants to Assignee that Assignee's Share of Assignor's Loan Commitment, Loans and LCs being assigned hereunder are subject to no liens or security interests created by Assignor.

      7. Miscellaneous.

      (a) Assignor shall not be responsible to Assignee for the execution (by any party other than Assignor), effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of the Loan Agreement, the other Loan Documents or any of the agreements, documents or instruments executed and/or delivered in connection therewith (collectively, the "Financing Documents") or for any representations, warranties, recitals or statements made therein or in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents made or furnished or made available by Assignor to Assignee or by or on behalf of any Borrower or any other person obligated under the Financing Documents (collectively, the "Credit Parties") to Assignor or Assignee in connection with the Financing Documents and the transactions contemplated thereby. Assignor shall not be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Loan Documents or as to the use of the proceeds of the Loans or LCs as to the existence or possible existence of any default (matured or unmatured) under the Loan Documents.

      (b) Assignee represents and warrants that it has made its own independent investigation of the financial condition and affairs of the Credit Parties in connection with the making of the Loans and the assignment of Assignee's Share of Assignor's Loan Commitment, Loans and LCs to Assignee hereunder and has made and shall continue to make its own appraisal of the creditworthiness of the Credit Parties. Assignor shall have no duty or responsibility either initially or on a continuing basis to make any such investigation or any such appraisal on behalf of Assignee or to provide Assignee with any credit or other information with respect thereto, whether coming into its possession before the making of Loans or at any time or times thereafter and shall further have no responsibility with respect to the accuracy of, or the completeness of, any information provided to Assignee, whether by Assignor or by or on behalf of any Credit Party.

      (c) Assignee represents to Assignor, Agent and Borrower that it is either
(i) organized under the laws of the United States or a state thereof (a "US Bank") or (ii) if Assignee is not a US Bank, under applicable law and treaties, no withholding or other Taxes will be required to be withheld by Agent, Borrower or Assignor with respect to any payments to be made to Assignee in respect of the interests transferred hereunder. If Assignee is not a US Bank, Assignee agrees to furnish to each of Assignor, Agent and Borrower (A) either United States Internal Revenue Service Form W-8BEN or Form W-8ECI (wherein Assignee claims entitlement to complete exemption from the United States federal withholding tax on all interest payments hereunder) and (B) a new Form W-8BEN or Form W-8ECI upon the obsolescence of any previously delivered form and comparable statements in accordance with applicable United States laws and regulations and amendments duly executed and completed by Assignee and to comply from time to time with all applicable United Stated laws and regulations with regard to such withholding tax exemption.

      (d) ANY DISPUTE AMONG AGENT, ASSIGNOR AND ASSIGNEE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS ASSIGNMENT AND ACCEPTANCE AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS AND NOT THE CONFLICTS OF LAW PROVISIONS OF THE STATE OF ILLINOIS.

      (e) No term or provision of this Assignment and Acceptance may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the parties to this Assignment and Acceptance.

      (f) This Assignment and Acceptance may be executed in one or more counterparts, each of which shall be an original but all of which, taken together, shall constitute one and the same instrument.

      (g) Assignor may at any time or from time to time grant to others assignments or participations in its Loan Commitment, Revolving Loans, LCs and the Term

Loan in accordance with the terms of the Loan Agreement, but not in the portions thereof assigned to Assignee pursuant to this Assignment and Acceptance.

      (h) All payments hereunder or in connection herewith shall, unless otherwise specified in Annex I hereto, be made in dollars and in immediately available funds, if payable to Assignor, to the account of Assignor at its office as designated in Annex I hereto, and if payable to Assignee, to the account of Assignee, as designated in Annex I hereto. The address of Assignee for notice purposes under the Loan Agreement shall be as set forth below its signature on the signature pages hereof.

      (i) This Assignment and Acceptance shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Neither of the parties hereto may assign or transfer any of its rights or obligations under this Assignment and Acceptance without the prior consent of the other party. The preceding sentence shall not limit the right of Assignee to assign all or part of Assignee's Share of Assignor's Loan Commitment and any outstanding Loans and LCs assigned under this Assignment and Acceptance in the manner contemplated by the Loan Agreement.

      (j) All representations and warranties made herein and indemnities provided for herein shall survive the consummation of the transactions contemplated hereby.

            IN WITNESS WHEREOF, the parties hereto have executed this Assignment and Acceptance as the date first above written.

                                           Assignor:

                                           ------------------------------------


                                           By
                                              ---------------------------------
                                           Title
                                                 ------------------------------


                                           Assignee:

                                           ------------------------------------


                                           By
                                              ---------------------------------
                                           Title
                                                 ------------------------------


                                           Address for notices:

                                           ------------------------------------

                                           ------------------------------------
                                           Attention:
                                                     --------------------------
                                           Facsimile No.: (   )    -

Acknowledged and consented to
  as of ____________, 20__



FLEET CAPITAL CORPORATION,
as Agent

By
   ------------------------------
Title
      ---------------------------

Acknowledged and consented to
  as of             , 20


FLEET SECURITIES, INC.,
as Arranger

By
   ------------------------------
Title
      ---------------------------

[ACKNOWLEDGED AND CONSENTED TO
  AS OF            , 20

NEENAH FOUNDRY COMPANY


BY
   ------------------------------
TITLE                           ]
      ---------------------------


[ACKNOWLEDGED AND CONSENTED TO
  AS OF             , 20

DEETER FOUNDRY, INC.


BY
   ------------------------------
TITLE                           ]
      ---------------------------


[ACKNOWLEDGED AND CONSENTED TO
  AS OF             , 20

MERCER FORGE CORPORATION


BY
   ------------------------------
TITLE                           ]
      ---------------------------


[ACKNOWLEDGED AND CONSENTED TO
  AS OF             , 20

DALTON CORPORATION


BY
   ------------------------------
TITLE                           ]
      ---------------------------


[ACKNOWLEDGED AND CONSENTED TO
  AS OF             , 20

DALTON CORPORATION, STRYKER
MACHINING FACILITY CO.


BY
   ------------------------------

TITLE                           ]
      ---------------------------


[ACKNOWLEDGED AND CONSENTED TO
  AS OF             , 20

DALTON CORPORATION, WARSAW
MANUFACTURING FACILITY


BY
   ------------------------------
TITLE                           ]
      ---------------------------


[ACKNOWLEDGED AND CONSENTED TO
  AS OF             , 20

ADVANCED CAST PRODUCTS, INC.


BY
   ------------------------------
TITLE                           ]
      ---------------------------


[ACKNOWLEDGED AND CONSENTED TO
  AS OF             , 20

GREGG INDUSTRIES, INC.


BY
   ------------------------------
TITLE                           ]
      ---------------------------


[ACKNOWLEDGED AND CONSENTED TO
  AS OF             , 20

NEENAH TRANSPORT, INC.


BY
   ------------------------------
TITLE                           ]
      ---------------------------


[ACKNOWLEDGED AND CONSENTED TO
  AS OF             , 20

DALTON CORPORATION,
KENDALL VILLE MANUFACTURING

FACILITY


BY
   ------------------------------
TITLE                           ]
      ---------------------------


[ACKNOWLEDGED AND CONSENTED TO
  AS OF             , 20

A & M SPECIALTIES, INC.


BY
   ------------------------------
TITLE                           ]
      ---------------------------

                                     Annex I
                                       to
                            Assignment and Acceptance

1.    Borrower:   Neenah Foundry Company
                  Deeter Foundry, Inc.
                  Mercer Forge Corporation
                  Dalton Corporation
                  Dalton Corporation, Stryker Machining Facility Dalton
                  Corporation, Warsaw Manufacturing Facility
                  Advanced Cast Products, Inc.
                  Gregg Industries, Inc.
                  Neenah Transport, Inc.
                  Dalton Corporation, Kendallville Manufacturing Facility
                  A & M Specialties, Inc.

2.    Date of Loan Agreement:  October   , 2003

3.    Assignor:
               --------------------------------
4.    Assignee:
               --------------------------------
5.    Date of Assignment and Acceptance:              , 20
                                         -------------    --
6.    Assignment Effective Date:                 , 20
                                 ----------------    --
7.    Assignee's Share:      % of Assignor's Loan Commitment
                        -----
8.    Amounts:

      a.  Assignor's Loan Commitment                              $
                                                                  -------------
      b.  Assignee's Share of Assignor's Loan Commitment                       %
                                                                  -------------
      c.  Assignee's Loan Commitment                              $
                                                                  -------------
      d.  Revolving Loans made by Assignor to Borrower
          outstanding as of Assignment Effective Date             $
                                                                  -------------
      e.  Amount of Outstanding Revolving Loans Assigned to
          Assignee                                                $
                                                                  -------------
      f.  Assignor's Participation in LCs as of Assignment
          Effective Date                                          $
                                                                  -------------
      g.  Amount of Participation in LCs Assigned to
          Assignee                                                $
                                                                  -------------
      h.  Amount of Outstanding Term Loan                         $
                                                                  -------------

      i.  Amount of Outstanding Term Loan Assigned to
          Assignee                                                $
                                                                  -------------

9.    Percentages (from and after Assignment Effective Date):

      a.  Assignor's Revolving Loan Percentage                                 %
                                                                  -------------
      b.  Assignee's Revolving Loan Percentage                                 %
                                                                  -------------
      c.  Assignor's Pro Rata Share of Term Loan                               %
                                                                  -------------
      d.  Assignee's Pro Rata Share of Term Loan                               %
                                                                  -------------
10.   Interest Rates:                                             [PER SECTION 2
                                                                OF LOAN AGREEMENT]
11.   Fees:

      a.  Letter of Credit and LC Guaranty Fees                   [PER SECTION 2.4
                                                                OF LOAN AGREEMENT]

      b.  Unused Line Fee                                         [PER SECTION 2.5
                                                                OF LOAN AGREEMENT]
12.   Closing Fee Payable by Assignor to Assignee:              $       , payable
                                                                on    , 20

13.   Payment Instructions:

      Assignor:
                  -------------------------------------

                  -------------------------------------

                  ABA #:
                        -------------------------------
                  Account #:
                            ---------------------------
                  Account Title:
                                -----------------------
                  Reference:
                            ---------------------------

      Assignee:
                  -------------------------------------

                  -------------------------------------

                  ABA #:
                        -------------------------------
                  Account #:
                            ---------------------------
                  Account Title:
                                -----------------------
                  Reference:
                            ---------------------------

Assignee:                                  Assignor:

---------------------------------------    ------------------------------------

By:                                        By:
   ------------------------------------       ---------------------------------
Title:                                     Title:
      ---------------------------------          ------------------------------

Agent:



FLEET CAPITAL CORPORATION

By
   ------------------------------------
Title
      ---------------------------------

Arranger:

FLEET SECURITIES, INC.



By
   ------------------------------------
Title
      ---------------------------------


[ACKNOWLEDGED AND CONSENTED TO
  AS OF             , 20

NEENAH FOUNDRY COMPANY

BY
   ------------------------------------
TITLE                                 ]
      ---------------------------------


[ACKNOWLEDGED AND CONSENTED TO
  AS OF             , 20

DEETER FOUNDRY, INC.


BY
   ------------------------------------
TITLE                                 ]
      ---------------------------------


[ACKNOWLEDGED AND CONSENTED TO
  AS OF             , 20

MERCER FORGE CORPORATION


BY
   ------------------------------------
TITLE                                 ]
      ---------------------------------


[ACKNOWLEDGED AND CONSENTED TO
  AS OF             , 20

DALTON CORPORATION


BY
   ------------------------------------
TITLE                                 ]
      ---------------------------------


[ACKNOWLEDGED AND CONSENTED TO
  AS OF             , 20

DALTON CORPORATION, STRYKER
MACHINING FACILITY CO.


BY
   ------------------------------------
TITLE                                 ]
      ---------------------------------


[ACKNOWLEDGED AND CONSENTED TO
  AS OF             , 20

DALTON CORPORATION, WARSAW
MANUFACTURING FACILITY

BY
   ------------------------------------
TITLE                                 ]
      ---------------------------------


[ACKNOWLEDGED AND CONSENTED TO
  AS OF             , 20

ADVANCED CAST PRODUCTS, INC.


BY
   ------------------------------------
TITLE                                 ]
      ---------------------------------


[ACKNOWLEDGED AND CONSENTED TO
  AS OF             , 20

GREGG INDUSTRIES, INC.


BY
   ------------------------------------
TITLE                                 ]
      ---------------------------------


[ACKNOWLEDGED AND CONSENTED TO
  AS OF             , 20

NEENAH TRANSPORT, INC.


BY
   ------------------------------------
TITLE                                 ]
      ---------------------------------


[ACKNOWLEDGED AND CONSENTED TO
  AS OF             , 20

DALTON CORPORATION,
KENDALL VILLE MANUFACTURING FACILITY


BY
   ------------------------------------
TITLE                                 ]
      ---------------------------------


[ACKNOWLEDGED AND CONSENTED TO
  AS OF             , 20

A & M SPECIALTIES, INC.


BY
   ------------------------------------
TITLE                                 ]
      ---------------------------------